UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22241

______________________________________________

Partners Group Private Equity (Master Fund), LLC

______________________________________________________________________________

(Exact name of registrant as specified in charter)

c/o Partners Group (USA) Inc.

1114 Avenue of the Americas, 37th Floor

New York, NY 10036

______________________________________________________________________________

(Address of principal executive offices) (zip code)

Robert M. Collins 1114 Avenue of the Americas, 37th Floor New York, NY 10036 ________________________________________
(Name and address of agent for service)
Copy to:
Joshua B. Deringer, Esq. Faegre Drinker Biddle & Reath LLP One Logan Square, Ste. 2000 Philadelphia, PA 19103-6996 (215) 988-2700

Registrant’s telephone number, including area code: (212) 908-2600

Date of fiscal year end: March 31

Date of reporting period: March 31, 2025

Item 1. Reports to Shareholders.

(a) The Reports to Shareholders are attached herewith.

PARTNERS GROUP PRIVATE EQUITY (MASTER FUND), LLC
(a Delaware Limited Liability Company)

Annual Report

For the Year Ended March 31, 2025

See the inside front cover for important information about access to your Fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, and each time a report is posted you will be notified by mail and provided with a website address to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the Fund, by calling 1-888-977-9790.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-888-977-9790 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Partners Group funds held in your account if you invest through a financial intermediary or all Partners Group funds held with the fund complex if you invest directly with the Fund.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Table of Contents
For the Year Ended March 31, 2025

Report of Independent Registered Public Accounting Firm	1
Management’s Discussion of Fund Performance	2-5
Consolidated Schedule of Investments	6-39
Consolidated Statement of Assets and Liabilities	40-41
Consolidated Statement of Operations	42
Consolidated Statements of Changes in Net Assets	43
Consolidated Statement of Cash Flows	44-45
Consolidated Financial Highlights	46-47
Notes to Consolidated Financial Statements	48-64
Fund Management	65-67
Other Information	68-72

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Report of Independent Registered Public Accounting Firm
For the Year Ended March 31, 2025

To the Board of Managers and Members of
Partners Group Private Equity (Master Fund), LLC

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Partners Group Private Equity (Master Fund), LLC and its subsidiaries (the “Fund”) as of March 31, 2025, the related consolidated statements of operations and cash flows for the year ended March 31, 2025, the consolidated statement of changes in net assets for each of the two years in the period ended March 31, 2025, including the related notes, and the consolidated financial highlights for each of the five years in the period ended March 31, 2025 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2025 and the financial highlights for each of the five years in the period ended March 31, 2025 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission.

We conducted our audit of these consolidated financial statements in accordance with the auditing standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2025 by correspondence with the custodian, portfolio company investees private equity funds or agent banks; when replies were not received from the custodian, portfolio company investees, private equity funds or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Dallas, Texas
May 30, 2025

We have served as the auditor of one or more investment companies in the Partners Group investment company group since 2010.

Partners Group Private Equity (Master Fund), LLC

Management’s Discussion of Fund Performance (Unaudited)
March 31, 2025

Dear Members1,

Partners Group is pleased to present the Partners Group Private Equity (Master Fund), LLC (the “Fund”) annual report for the fiscal year ending March 31, 2025. The Fund (Class I)2 produced a 5.8% total return for the fiscal year and finished the year with USD 15.8 billion in net assets. It was the Fund’s fifteenth consecutive year of positive performance. The Fund intends to declare dividends each year equal to all or substantially all its taxable income. As such, in December 2024 the Fund distributed $0.0362 per share to investors, entirely composed of long-term capital gains.

Management commentary

In 2024, the global economy reached a balance between growth and easing inflation; however, it displayed a mix of resilience and divergence across regions. The United States continued to outperform Europe, driven by strong private consumption and robust private sector balance sheets. Global Private Equity buyout activity rebounded in 2024 after two years of subdued activity. The year began with a slow start in Q1, but activity surged in Q2. This momentum largely sustained through Q3, albeit at a level slightly below the prior quarter. This increased activity was supported by recalibrated valuations, improved financing availability alongside declining cost of financing, and the substantial pool of dry powder available for transactions. Despite these signs of normalization, Q4 saw a notable slowdown. As 2024 progressed, momentum built, although global Private Equity exit activity remained below pandemic-era levels. Overall, exit activity demonstrated “slow but steady” growth throughout the year as market conditions gradually improved. Trade sales continued to be the most common form of exit, followed by secondary buyouts. The global secondaries market enjoyed sustained growth in 2024, driven by the necessity for sellers to liquidate assets, alongside favorable public market conditions and reduced interest rates which enhanced investor confidence. The Fund’s performance in 2024 was driven by fundamental earnings growth in the portfolio more than by multiple expansion or exit activity. The Private Equity Direct portfolio in the Fund achieved 9.8%3 growth in EBITDA during the 2024 calendar year while maintaining robust EBITDA margins of 32.3%3. We believe this is strong investment performance in a challenging environment.

The public equity markets experienced a rally in 2024 following the strong performance in 2023: the MSCI World Index (NDDUWI) posted a 18.7% return4 in the calendar year 2024, propelled by the technology industry (especially the “Magnificent Seven” stocks). In contrast to private markets, the public market returns in 2024 were primarily valuation-driven, building on the gains of 2023 and continuing the rebound from the lows of 2022. Notwithstanding the volatility in public market prices, we continued to see stronger growth and positioning from the companies in the Fund’s portfolio compared to public companies. For example, as of December 31, 2024, the MSCI World Index saw EBITDA growth of approximately 8.6% in the 2024 calendar year4, compared to 9.8% in the Fund’s Private Equity Direct portfolio6. The Fund’s portfolio also maintained margins more effectively, with 32.3%3 average EBITDA margin vs. 18.7%4 in the public index in the 2024 calendar year. We believe that focusing on market-leading businesses and taking an active investing approach fosters long-term business growth, leading to outperformance.

While the Fund’s existing portfolio continues to create value for investors, the Adviser was selective in pursuing new investment opportunities in 2024. We remained disciplined in our rigorous underwriting and found select attractive opportunities. We also focused on maintaining a high investment level with less than 10% cash in any given month. Financial markets are adjusting to a new era defined by macroeconomic volatility and elevated uncertainty. In this “brave new world”, investors can no longer solely rely on high levels of real growth or low interest rates to drive returns. For private markets, this shift emphasizes the importance of value creation through asset transformation and identifying investment themes supported by long-term secular trends.

Partners Group Private Equity (Master Fund), LLC

Management’s Discussion of Fund Performance (Unaudited)
March 31, 2025 (continued)

	Annualized Total Return as of 31 March 2025[5]
	1 Year	5 Year	10 Year
PGPE Class I NAV Based TR	5.8%	13.6%	10.7%
PGPE Class A NAV Based TR	5.1%	12.8%	n.a.[6]
PGPE Class A NAV Based TR with Sales Load[7]	1.4%	12.0%	n.a.[6]
MSCI World TR4	7.0%	16.1%	9.5%

Portfolio positioning

As has been the case since the Fund’s inception, the Adviser’s relative value views will vary across asset class, investment type, geography, or position in the capital structure. We believe that the flexibility afforded by the Fund’s ability to make Direct Investments and primary and secondary Private Equity Fund Investments in a variety of markets, regions, and sectors, will continue to help the Fund achieve its investment objectives. Private Equity Secondary and Direct Investments were the investment focus of 2024. This approach allowed to capitalize on the appealing opportunities within the secondary market, while also continuing to leverage direct investments, which we believe will be the key driver of returns in the future.

As of March 31, 2025, the Fund has direct and indirect exposure to more than 3,000 portfolio companies with the top 20 representing 25.0% of the portfolio. Geographic splits are North America (53%), Europe (38%), Asia-Pacific (6%), and other regions (3%). Of these, the Fund held direct interests in 417 assets (64% of portfolio value), 223 primary commitments (14%), 81 stakes in secondary investments (16%), and 110 listed investments (6%). The Fund is further diversified across more than 15 different vintage years.

We expect to maintain a structural overweight to Private Equity Direct investments and opportunistic secondaries in 2025. While secondaries can be an attractive source of returns in the near-term if LP portfolios are acquired at a discount, we believe that ultimately the value created by direct investments is essential for long-term performance of the Fund.

Private Equity

In 2024, the Fund maintained an overweight allocation in Private Equity, with direct investments complemented by exposure to secondary and primary investments. Private Equity Direct Investments were the largest contributor to the positive performance during the year, accounting for about 35% of the Fund’s investment value creation.

Partners Group Private Equity (Master Fund), LLC

Management’s Discussion of Fund Performance (Unaudited)
March 31, 2025 (continued)

Within our Private Equity portfolio, our strategy is a defensive and disciplined approach in how we select and manage our portfolio companies. We buy market-leading business in non-cyclical sectors that are poised for future expansion, and we reenforce these already-strong companies with expertise that our network of experienced Operating Directors brings. We aim to capitalize on organic growth by harnessing transformation and digitalization in sectors that have the potential to become less labor-intensive and where a greater reliance on technology-enabled solutions is appealing.

During the fiscal year, the portfolio companies in the Fund exhibited remarkable EBITDA growth despite the market volatility. We believe this demonstrates the expertise of the investment team in identifying and capitalizing on non-cyclical themes such as technology and industrial sectors. The active involvement of the investment team with portfolio companies also played a crucial role in driving EBITDA growth, showing the value of hands-on management in the success of a company. Furthermore, our active involvement in risk management ensured that a substantial majority of our Private Equity Direct portfolio is protected against fluctuations in variable interest rates with interest rate hedges in place and debt maturities in 2028 and beyond.

Private Debt

Private Debt continued to be appealing in 2024 due to the favorable environment of relatively higher interest rates. The yield in the Private Debt portfolio provided attractive risk-adjusted return, and we added to this position to capitalize on the trend, particularly while the buyout transaction volumes remained below pre-pandemic levels. The direct lending market has been steadily growing, capturing market share from the traditional bank-led syndicated loan market and positioning itself as a credible alternative to conventional bank lending, particularly for large financing transactions.

Given these trends, the Fund maintained its tactical target allocation to Private Debt throughout the financial year. Our approach involved a thematic analysis, focusing on specific sectors and companies and benefiting from our direct underwriting capabilities. We actively sought opportunities characterized by substantial equity cushions, moderate leverage, and contractual safeguards. The Fund’s portfolio reflects both high diversification and selectivity, allowing us to mitigate risks associated with lower-rated issuers.

Private Infrastructure

During the financial year, the Fund’s allocation to Private Infrastructure remains well-positioned. Private Infrastructure’s inherent link to inflation and essential services has effectively shielded it from inflationary pressures and demand challenges. Consequently, the asset class was the second largest contributor to the positive performance during the year, accounting for about 20% of the Fund’s investment value creation.

To build value in our infrastructure businesses, we focus on platform expansion coupled with entrepreneurship at scale to cultivate businesses within high-conviction thematic areas. We do so at reasonable valuations by buying mid-stage companies with future value-add potential, rather than paying premiums for established (“core”) infrastructure businesses. Our value-add approach to infrastructure earns returns that are attractive in the Fund’s Private Equity-focused portfolio, while providing diversification of return drivers.

Other investments

A considerably smaller portion of the Fund’s investments is allocated to other liquid assets, including Common Stocks (both listed infrastructure and listed Private Equity). Additionally, to a lesser degree, the Fund also invests nominal amounts in Asset-Backed Securities

In 2024, the liquid portion of the fund experienced strong single digit performance with a bifurcation in performance between listed Private Equity and infrastructure. The Private Equity listed portfolio fared better than the infrastructure listed portfolio during this period. Asset managers played a pivotal role in the strong performance of listed Private Equity assets. This was fueled by robust credit fundraising, their expansion into the insurance sector, and the anticipation that several key holdings might be included in the S&P 500 index.

Looking ahead

At a macro level, the global economy continues to display signs of overall resilience, but the outlook is heavily dependent on US policy shifts, notably regarding tariffs which is fueling uncertainty. Inflation has moderated across major developed economies, but recent upticks in the US in particular highlight ongoing challenges in fully cooling price growth. Central banks are navigating this complex landscape with cautious monetary policy adjustments. In its base case, Partners Group anticipates

Partners Group Private Equity (Master Fund), LLC

Management’s Discussion of Fund Performance (Unaudited)
March 31, 2025 (continued)

an investment landscape characterized by inflation and interest rate volatility, which will lead to fluctuations in valuations and cash flows. This situation reinforces the need for disciplined underwriting, with a careful approach to leverage as well as a focus on margin resilience.

Since the announcement by the US administration of new tariffs on April 2, we have witnessed increased volatility in public markets and rising levels of uncertainty in the macro-economic environment. The impact of new tariffs announced by the US administration on the Fund is low. 86% of PGPE’s control direct Private Equity portfolio is either out of tariff scope or expected to see limited impact, with significant diversification across sectors like Industrial Services, Information Technology, and Health Care. The Fund is purpose-built from 20+ years of experience learned from past crises like the global financial crisis and COVID-19 pandemic. The fund is well-positioned to weather market volatility with a diversified portfolio of high-quality assets, ample liquidity, and flexibility to take advantage of attractive investment opportunities that arise from market dislocation.

We sincerely appreciate the trust and confidence you have placed in Partners Group through your investment in the Fund. Thank you for your ongoing support. If you have any further questions or comments, we encourage you to reach out to your dedicated Partners Group representative or email our team at the provided address at DLPGPEOperations@partnersgroup.com.

Sincerely,

Partners Group (USA) Inc.

Note: Data as of March 31, 2025.

1.	Terms used but not defined in this letter have the meanings set forth in the Notes to the Fund’s Financial Statements for the fiscal year ended March 31, 2025 hereinafter appearing.

2.

Past performance is not indicative of future results. Performance is not annualized for time horizons of one year or less. Returns shown do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the sale of Fund shares. All figures are net of all fees including advisory and incentive fees and fund expenses. Performance reflects expense reimbursements and/or fees waived by the adviser, without which performance would be lower. There is no assurance that similar results will be achieved in the future. Certain statements in this commentary are forward-looking statements. The forward-looking statements and other views expressed herein are those of Fund management as of the date of this letter. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and there is no guarantee that any predictions will come to pass. The views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein. There can be no assurance that the Fund will achieve its investment objectives.

3.

Data as of December 31, 2024. The Fund’s LTM EBITDA margins (%), Private Equity Direct portfolio companies, NAV-weighted. The Fund’s LTM EBITDA margins (%), PG Private Equity Direct portfolio companies, NAV-weighted.

4.

The MSCI World Index captures large and mid cap representation across 23 Developed Markets (DM) countries. With 1,539 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. The MSCI World Index was launched on Mar 31, 1986. Data prior to the launch date is back-tested data (i.e. calculations of how the index might have performed over that time period had the index existed). There are frequently material differences between back-tested performance and actual results. Past performance — whether actual or back-tested — is no indication or guarantee of future performance. The index is unmanaged and does not include fees. Investors may not invest in the index directly. The index does not serve as a benchmark for the Fund and the index performance is presented for illustrative purposes only.

6.	The inception date of Class A is December 31, 2016.

7.	Assumes Maximum Placement Fee for Class A of 3.50%.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2025

INVESTMENT PORTFOLIO AS A PERCENTAGE OF TOTAL NET ASSETS

Public Investments (8.26%) Common Stocks (4.89%) North America (2.85%)	Industry	Acquisition Date	Shares	Fair Value
American Tower Corp.	Communication	05/29/20	144,186	$31,389,292
American Water Works Co., Inc.	Utilities	02/16/16	184,163	27,178,776
Apollo Global Management, LLC	Diversified Financial Services	09/05/23	160,529	21,982,841
Ares Capital Corp.	Diversified Financial Services	02/16/16	463,366	10,268,191
Ares Management Corp.	Diversified Financial Services	06/28/19	80,588	11,806,948
Atmos Energy Corp.	Utilities	02/16/16	148,398	22,937,879
Blackstone Group, Inc.	Diversified Financial Services	07/12/19	97,638	13,643,934
Blue Owl Capital, Inc.	Financials	10/21/24	245,311	4,916,033
Brookfield Corp.	Diversified Financial Services	12/12/22	160,530	8,411,772
Canadian National Railway Co.	Transportation	05/14/19	209,549	20,351,526
CMS Energy Corp.	Utilities	11/01/19	280,605	21,079,048
Crown Castle International Corp.	Communication	02/16/16	118,153	12,318,632
CSX Corp.	Transportation	11/28/23	509,003	14,969,778
Equinix Inc.	Diversified Financial Services	07/31/20	22,565	18,382,803
Golub Capital BDC Inc.	Diversified Financial Services	02/24/22	686,115	10,380,920
HarbourVest Global Private Equity	Diversified Financial Services	12/21/18	552,038	18,066,835
KKR & Co., Inc.	Diversified Financial Services	02/16/16	136,879	15,824,581
Old Dominion Freight Line, Inc.	Transportation	09/25/24	58,456	9,666,284
Onex Corp.	Diversified Financial Services	02/16/16	160,988	10,742,733
Republic Services Inc.	Commercial & Professional Services	08/28/17	104,545	25,327,072
SBA Communications Corp.	Real Estate	09/05/23	71,489	15,728,295
Sempra Energy	Utilities	06/28/23	224,963	16,046,611
TC Energy Corp.	Utilities	11/01/19	426,965	20,147,521
Tempus AI, Inc.	Health Care	03/17/25	4,126	198,915
The Williams Companies, Inc.	Utilities	03/20/23	307,168	18,350,216
TPG Inc.	Financials	09/25/24	142,760	6,765,396
Union Pacific Corp.	Transportation	06/29/16	107,665	25,432,626
Waste Management Inc.	Utilities	07/02/20	78,590	18,188,870
Total North America (2.85%)				450,504,328

Western Europe (2.04%)
3i Group Plc	Diversified Financial Services	10/01/20	450,987	21,053,659
Aena SA	Transportation	12/21/18	128,065	29,957,877
Cellnex Telecom SA	Communication	05/15/19	1,162,869	41,230,994
CVC Capital Partners Plc	Financials	04/26/24	635,527	12,509,031
Elia System Operator SA/NV	Utilities	11/03/22	121,217	10,492,747
EQT AB	Diversified Financial Services	04/06/20	249,557	7,563,547
Eurazeo SA	Financials	12/12/16	160,485	11,803,307
Ferrovial SA	Industrials	04/15/24	340,864	15,159,665
HBM Healthcare Investments AG	Diversified Financial Services	04/07/20	37,705	7,713,161
HgCapital Trust PLC	Diversified Financial Services	02/12/16	3,449,053	22,486,735

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2025 (continued)

Public Investments (continued) Common Stocks (continued) Western Europe (continued)	Industry	Acquisition Date	Shares	Fair Value
Infrastrutture Wireless Italiane S.p.A.	Communication	09/26/24	1,308,378	$13,826,625
Intermediate Capital Group PLC	Diversified Financial Services	12/12/16	764,172	19,277,505
Investor AB	Diversified Financial Services	08/28/17	436,532	12,973,928
National Grid PLC	Utilities	02/12/16	1,866,431	24,312,983
NB Private Equity Partners Ltd.	Diversified Financial Services	11/06/19	338,673	6,611,005
Pantheon International Participations Plc	Diversified Financial Services	11/04/19	1,963,880	7,593,587
Terna Rete Elettrica Nazionale SpA	Utilities	01/05/18	2,764,278	24,963,991
Vinci SA	Transportation	02/12/16	255,603	32,090,836
Total Western Europe (2.04%)				321,621,183

Total Common Stocks (Cost $723,505,433)(4.89%)				$772,125,511

High Yield Bonds (0.81%)	Interest	Acquisition Date	Maturity Date	Investment Type	Principal	Fair Value**
North America (0.18%)
Acrisure LLC / Acrisure Finance, Inc. ***, +	7.50%	06/05/24	11/06/30	Senior	$3,000,000	$3,141,025
Camelot Return Merger Sub Inc. ***, +	Cash 8.75% + SFvvv	07/20/22	08/01/28	Senior	1,500,000	1,237,335
Clarios Global LP / Clarios US Finance Co ***, +	Cash 6.75% + SFvvv	01/14/25	02/15/30	Senior	400,000	404,256
Clarios Global LP / Clarios US Finance Co. ***, +	4.375%	06/21/24	05/15/26	Senior	€1,575,000	1,727,089
CommScope LLC ***, +	Cash 9.50% + SFvvv	12/17/24	12/17/31	Senior	$718,000	712,767
Pactiv Evergreen Group ***, +	4.00%	06/20/24	10/15/27	Senior	7,941,333	8,227,555
Quikrete Holdings Inc. ***, +	Cash 6.38% + SFvvv	01/31/25	03/01/32	Senior	933,000	938,645
Radiology Partners, Inc. +	8.50%	04/22/24	01/31/29	Senior	7,715,086	7,743,304
Raven Acquisition Holdings LLC ***, +	6.87%	10/14/24	11/15/31	Senior	1,200,000	1,169,100
UPCB Finance VII Ltd. ***, +	3.625%	06/24/24	06/15/29	Senior	€3,525,287	3,869,434
Total North America (0.18%)						29,170,510

Western Europe (0.63%)
AccorInvest Group S.A. ***, +, d	6.375%	09/18/24	10/15/29	Senior	738,000	822,853
Belron UK Finance PLC ***, +, d	5.75%	10/02/24	10/15/29	Senior	$3,667,000	3,644,045
Deuce Finco Plc +	5.50%	06/24/24	06/15/27	Senior	£5,873,770	6,450,171
Deuce Finco Plc ***, +	5.50%	05/01/24	06/15/27	Senior	4,991,735	7,740,206
Howden UK Refinance PLC / Howden UK Refinance 2 PLC / Howden US Refinance LLC ***, +	7.25%	05/08/24	02/15/31	Senior	$5,000,000	5,099,737
IMA Industria Macchine ***, +	3.75%	06/20/24	01/15/28	Senior	€6,000,000	6,446,490
INEOS Finance Plc ***, +	7.50%	01/31/24	04/15/29	Senior	$1,800,000	1,857,015
Ineos Quattro Finance 2 ***, +	2.50%	06/19/24	01/15/26	Senior	€—	—
Miller Homes Group Finco Plc +	7.00%	02/26/24	05/15/29	Senior	£3,570,097	4,477,970
Nobian Finance B.V. ***, +	3.625%	06/19/24	07/15/26	Senior	€10,000,000	10,837,134
ONE Hotels GmbH ***, +	7.75%	05/02/24	04/02/31	Senior	2,000,000	2,377,835
Rossini S.à.r.l. ***, +	6.75%	07/11/24	12/31/29	Senior	906,000	1,023,212
Rossini S.à.r.l. ***, +	3.875% + E##	07/11/24	12/31/29	Senior	2,840,000	3,087,860
Sammontana Italia S.p.A. ***, +, d	3.75% + E##	10/02/24	08/15/31	Senior	3,294,000	3,574,012
Sherwood Financing PLC +, d	6.00%	12/03/24	11/15/26	Senior	£3,883,333	5,255,640
Sherwood Financing PLC ***, +	5.55% + E##	11/28/24	12/15/29	Senior	€4,800,000	5,194,243
Summer BC Holdco A S.à.r.l. +	9.25%	05/08/24	10/31/27	Senior	2,695,170	3,383,654
TeamSystem SpA ***, +	3.50% + E##	07/17/24	07/31/31	Senior	3,830,000	4,145,317
TeamSystem SpA ***, +	3.50%	06/20/24	02/15/28	Senior	5,959,726	6,462,050

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2025 (continued)

Public Investments (continued) Common Stocks (continued) High Yield Bonds (continued)	Interest	Acquisition Date	Maturity Date	Investment Type	Principal	Fair Value**
Verisure Holding AB ***, +	3.25%	06/20/24	02/15/27	Senior	$10,000,000	$10,703,543
Wp/ap Telecom Holdings III B.V. ***, +	5.50%	05/29/24	01/15/30	Senior	€5,874,875	6,509,838
Total Western Europe (0.63%)						99,092,825

Total High Yield Bonds (Cost $122,837,666)(0.81%)						$128,263,335

Asset-Backed Securities (0.49%) North America (0.35%)
AGL CLO 9 Ltd. ***, +	6.50% + SFvv	04/11/24	04/20/37	Series 2020-9A, Class ER	3,500,000	3,619,076
AIMCO CLO 21 Ltd. ***, +	6.00% + SFvv	04/09/24	04/18/37	Series 2024-21A, Class E	3,000,000	3,096,498
AIMCO CLO Series 2015-A ***, +	6.35% + SFvv	08/21/24	10/17/34	Series 2015-AA, Class ER3	1,967,607	1,979,465
Ballyrock CLO 18 Ltd . +	5.25+ SFvv	03/21/25	04/15/38	Series 2021-18A, Class DR	2,260,000	2,276,153
Ballyrock CLO 20 Ltd. ***, +	6.20% + SFvv	09/18/24	10/15/36	Series 2022-20A, Class DR2	3,000,000	3,006,586
Benefit Street Partners CLO XXXIV Ltd. ***, +	6.70% + SFvv	03/22/24	07/25/37	Series 2024-34A, Class E	1,000,000	1,033,283
Benefit Street Partners CLO XXXIV Ltd. ***, +	0.00%	03/22/24	07/25/37	Series 2024-34A, Class SUB	2,500,000	1,896,750
CIFC Funding 2019-VI Ltd. ***, +	6.25% + SFvv	05/22/24	07/16/37	Series 2019-6A, Class ER	1,200,000	1,232,669
CIFC Funding 2021-I Ltd. ***, +	6.00% + SFvv	06/03/24	07/25/37	Series 2021-1A, Class ER	2,500,000	2,563,165
CIFC Funding 2021-VI Ltd. ***, +	6.51% + SFvv	09/22/21	10/15/34	Series 2021-6A, Class E	1,500,000	1,534,067
CIFC Funding 2022-IV Ltd. ***, +	7.00% + SFvv	04/20/22	07/16/35	Series 2022-4A, Class E	1,250,000	1,284,532
CIFC Funding 2024-II Ltd. ***, +	0.00%	04/01/24	04/22/37	Series 2024-2A, Class SUBB	3,000,000	2,413,500
CIFC Funding Ltd. ***, +	7.27% + SFvv	04/05/22	04/21/35	Series 2022-3A, Class E	1,000,000	1,029,887
Elmwood CLO 26 Ltd. ***, +	6.45% + SFvv	02/15/24	04/18/37	Series 2024-1A, Class E	2,500,000	2,563,891
Elmwood CLO 28 Ltd. ***, +	6.00% + SFvv	04/19/24	04/17/37	Series 2024-4A, Class E	1,400,000	1,446,540
Elmwood CLO VII Ltd. ***, +	5.90% + SFvv	09/26/24	10/17/37	Series 2020-4A, Class ERR	2,750,000	2,750,057
Elmwood CLO X Ltd. ***, +	5.85% + SFvv	04/05/24	07/20/37	Series 2021-3A, Class ER	4,500,000	4,462,217
Magnetite XXIV Ltd. ***, +	6.40% + SFvv	02/04/22	04/15/35	Series 2019-24A, Class ER	4,000,000	4,106,983
OHA Credit Funding 19 Ltd. ***, +	5.60% + SFvv	05/31/24	07/20/37	Series 2024-19A, Class E	950,000	979,483
OHA Credit Funding 6 Ltd. ***, +	5.25%+ SFvv	10/11/24	10/20/37	Series 2020-6A, Class ER2	2,000,000	2,010,456
OHA Credit Partners XI Ltd. ***, +	5.75% + SFvv	05/06/24	04/20/37	Series 2015-11A, Class ER2	2,000,000	2,047,192
Palmer Square CLO 2024-2 Ltd. ***, +	5.70% + SFvv	05/30/24	07/20/37	Series 2024-2A, Class E	4,000,000	4,118,553
Southwick Park CLO LLC ***, +	6.51% + SFvv	11/16/21	07/20/32	Series 2019-4A, Class ER	800,000	794,739
Symphony CLO XXV Ltd. ***, +	6.76% + SFvv	03/12/21	04/19/34	Series 2021-25A, Class E	752,616	762,459
Wellman Park CLO Ltd. ***, +	6.30% + SFvv	07/25/24	07/15/37	Series 2021-1A, Class ER	2,000,000	2,054,385
Total North America (0.35%)						55,062,586

Western Europe (0.14%)
Aurium CLO V Designated Activity Co. ***, +	6.16% + E##	03/08/21	04/17/34	Series 5A, Class ER	€1,500,000	1,644,234
Aurium CLO VII DAC ***, +	5.86% + E##	02/04/22	05/15/34	Series 7A, Class E	1,521,243	1,628,745
Avoca CLO XXVI DAC ***, +	9.12% + E##	02/23/22	04/15/35	Series 26A, Class F	1,200,000	1,325,955
Avoca CLO XXVI DAC ***, +	6.51% + E##	02/23/22	04/15/35	Series 26A, Class E	750,000	829,124
Blackrock European CLO VIII DAC ***, +	6.26% + E##	02/03/22	01/20/36	Series 8A, Class ER	1,000,000	1,089,977
Boyce Park CLO Ltd. ***, +	6.25% + SFvv	01/28/22	04/21/35	Series 2022-1A, Class E	$2,625,000	2,668,271
Brookhaven Park CLO Ltd. ***, +	6.50% + SFvv	03/15/24	04/19/37	Series 2024-1A, Class E	1,000,000	1,037,740
Carlyle Euro CLO 2021-1 DAC ***, +	6.12% + E##	05/01/21	04/15/34	Series 2021-1A, Class D	€333,000	366,131

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2025 (continued)

Public Investments (continued) Asset-Backed Securities (continued) Western Europe (continued)	Interest	Acquisition Date	Maturity Date	Investment Type	Principal	Fair Value**
Carlyle Global Market Strategies 2015-1 Ltd. ***, +	0.00%	01/20/22	01/16/33	Series 2015-1A, Class SUB	$3,000,000	$818,745
Carlyle Global Market Strategies 2015-1 Ltd. ***, +	5.50% + E##	01/20/22	01/16/33	Series 2015-1A, Class DR	1,502,063	1,644,689
Carysfort Park CLO ***, +	6.14% + E##	03/12/21	07/28/34	Series 2021-1A, Class D	500,000	553,521
Octagon 58 Ltd. ***, +	7.20% + SFvv	04/21/22	07/15/37	Series 2022-1A, Class E	$2,140,000	2,191,387
Otranto Park CLO ***, +	7.05% + E##	03/04/22	05/15/35	Series 1A, Class E	€1,172,000	1,302,183
Otranto Park CLO ***, +	4.15% + E##	03/04/22	05/15/35	Series 1A, Class D	750,000	822,725
Palmer Square European Loan Funding 2022-1 DAC ***, +	5.90% + E##	02/03/22	10/15/31	Series 2022-1A, Class E	667,000	736,141
Palmer Square European Loan Funding 2022-1 DAC ***, +	8.05% + E##	02/03/22	10/15/31	Series 2022-1A, Class F	500,000	547,984
Palmer Square European Loan Funding 2024-1 DAC ***, +	6.75% + E##	02/22/24	08/15/33	Series 2024-1A, Class E	1,230,000	1,343,140
Storm King Park CLO Ltd. ***, +	6.15% + SFvv	09/17/24	10/15/37	Series 2022-1A, Class ER	$1,500,000	1,508,349
Total Western Europe (0.14%)						22,059,041

Total Asset-Backed Securities (Cost $77,942,191)(0.49%)						$77,121,627

Floating Rate Loans (2.07%) North America (1.53%)
AAL Delaware Holdco, Inc. +	3.50% + SFv	09/30/24	07/30/31	Senior	798,000	793,268
Ahead DB Holdings, LLC +, f	Cash 3.00% + SF (0.75% Floor)vv	03/26/25	02/01/31	Senior	2,000,000	1,998,920
AIT Worldwide Logistics, Inc. +	4.75% + SFvv	12/09/24	04/08/30	Senior	3,990,000	3,992,075
Alliant Holdings Intermediate LLC +	3.00% + SFv	09/12/24	09/19/31	Senior	4,975,000	4,950,125
Alpha Generation LLC +	2.75% + SFv	09/19/24	09/30/31	Senior	1,194,000	1,195,875
Amentum Government Services Holdings LLC +	2.25% + SFv	07/30/24	09/29/31	Senior	997,500	966,647
Archkey Solutions LLC +, e	Cash 4.75% + SFvv	03/03/25	11/01/31	Senior	2,600,000	2,600,201
Aspire Bakeries Holdings LLC +	4.25% + SFv	12/31/24	12/13/30	Senior	994,975	998,706
Avalara, Inc. +, e, f	Cash 3.25% + SFvv	03/21/25	03/26/32	Senior	4,500,000	4,482,590
BCPE Empire Holdings, Inc. +	3.50% + SFv	12/31/24	12/11/28	Senior	2,300,000	2,271,250
Bella Holding Company, LLC +	Cash 3.25% + SF (0.75% Floor)vv	03/31/25	05/10/28	Senior	3,482,019	3,479,372
Belron Finance 2019 LLC +, d	2.75% + SFvv	10/02/24	10/16/31	Senior	8,258,500	8,254,701
CCC Intelligent Solutions Inc. +	2.00% + SFv	03/31/25	01/23/32	Senior	997,500	996,881
CHG Healthcare Services, Inc. +	3.00% + SFv	09/30/24	09/29/28	Senior	1,790,955	1,790,614
Citrin Cooperman Advisors LLC +, f	Cash 3.00% + SFvv	03/06/25	04/01/32	Senior	254,545	253,036
Citrin Cooperman Advisors LLC +, f	Cash 3.00% + SFvv	03/06/25	04/01/32	Senior	3,945,455	3,922,058
Clarios Global LP +	4.5% + SFv	03/31/25	01/28/32	Senior	2,100,000	2,072,007
Clydesdale Acquisition Holdings Inc. +, f	Cash 3.25% + SF (0.50% Floor)vv	03/27/25	04/01/32	Senior	53,265	53,032
Clydesdale Acquisition Holdings Inc. +, f	Cash 3.25% + SF (0.50% Floor)vv	03/27/25	04/01/32	Senior	3,046,735	3,033,421
Cotiviti Corporation +, f	Cash 2.75% + SFvv	02/14/25	03/26/32	Senior	4,500,000	4,404,375
CPPIB Capital, Inc. +	3.25% + SFvv	09/30/24	08/20/31	Senior	1,393,001	1,385,744
Cube Industrials Buyer Inc. +	3.50% + SFvv	10/28/24	10/17/31	Senior	1,000,000	994,590
Delta 2 (LUX) S.à.r.l. +, d		09/10/24	09/30/31	Senior	1,033,333	1,033,013
Delta 2 (LUX) S.à.r.l. +	2.00% + SFvv	09/10/24	09/10/31	Senior	2,061,434	2,060,794
Dragon Buyer, Inc. +	3.00% + SFvv	09/24/24	09/30/31	Senior	5,785,500	5,749,341
Dynamo Newco II GmbH +	4.00% + SFvvv	09/25/24	09/26/31	Senior	4,626,750	4,636,883

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2025 (continued)

Public Investments (continued) Floating Rate Loans (continued) North America (continued)	Interest	Acquisition Date	Maturity Date	Investment Type	Principal	Fair Value**
ECO Material Tech Inc. +	Cash 3.25% + SFvv	03/31/25	02/12/32	Senior	$2,000,000	$1,995,640
Epic Crude Services, LP +	3.00% + SFvv	10/22/24	10/15/31	Senior	2,250,000	2,252,002
First Brands Group, LLC +	5.00% + SFvv	11/15/24	03/30/27	Senior	1,247,392	1,162,033
First Brands Group, LLC +	5.00% + SFvv	11/12/24	03/30/27	Senior	742,598	692,012
Focus Financial Partners, LLC +, f	Cash 2.75% + SFvv	01/28/25	09/15/31	Senior	949,615	941,581
Focus Financial Partners, LLC +	5.00% + P	02/24/25	09/15/31	Senior	3,148,005	3,121,373
Fortis 333, Inc. +	3.50% + SFv	02/06/25	03/29/32	Senior	1,600,000	1,592,000
Froneri International Ltd. +, d	2.00% + SFvv	09/17/24	09/17/31	Senior	4,000,000	3,979,240
Genesys Cloud Services Holdings II LLC +	Cash 2.50% + SFvv	03/31/25	01/30/32	Senior	6,600,000	6,538,752
GFL Environmental Inc. +	Cash 2.50% + SFvv	03/07/25	02/04/32	Senior	1,200,000	1,191,000
Gloves Buyer, Inc. +, f	4.00% + SFv	01/17/25	01/17/32	Senior	3,400,000	3,278,178
Golden State Food LLC +	4.25% + SFv	12/12/24	12/04/31	Senior	2,636,816	2,648,629
Hanger, Inc. +, e	3.50% + SFv	12/31/24	10/23/31	Senior	1,949,049	1,950,063
Hanger, Inc. +, e	3.50% + SFv	10/16/24	10/23/31	Senior	250,951	36,648
Hobbs & Associates LLC +	3.25% + SFvv	07/16/24	07/23/31	Senior	498,750	492,516
Hobbs & Associates LLC +, e	3.25% + SFv	09/30/24	07/23/31	Senior	5,000,000	4,934,000
Holding Socotec +, d	3.75% + SF	11/22/24	06/30/28	Senior	1,455,000	1,457,735
Illuminate Buyer, LLC +, d		10/10/24	12/31/29	Senior	1,592,000	1,590,010
Inmar, Inc. +	5.00% + SFv	12/31/24	10/30/31	Senior	2,288,500	2,290,651
Iridium Satellite LLC +, f	4.75% + SFv	03/26/25	09/20/30	Senior	2,992,424	2,948,017
John Bean Technologies Corp +, d, f		10/09/24	10/09/31	Senior	1,000,000	1,000,730
Kaman Corporation +, e	Cash 2.75% + SF (0.50% Floor)vv	03/06/25	02/26/32	Senior	2,500,000	2,256,617
Kaseya Inc. +	Cash 3.25% + SFvv	03/31/25	03/20/32	Senior	5,300,000	5,290,089
KKR Apple Bidco, LLC +	3.25% + SFv	02/14/25	09/23/31	Senior	4,500,000	4,472,595
Lernen Bidco Ltd. +	4.00% + SFvv	11/04/24	10/27/31	Senior	4,189,500	4,192,139
LSF12 Crown US Commercial Bidco LLC +, d	CME Term SOFR + 4.25%	10/11/24	12/02/31	Senior	6,800,000	6,692,356
Madison IAQ LLC +, f	Cash 3.25% + SF (0.50% Floor)vv	03/28/25	03/28/32	Senior	6,000,000	5,940,000
Madison Safety & Flow LLC +, f	Cash 2.75% + SFvv	09/26/24	09/26/31	Senior	1,990,000	1,985,025
Minimax Viking GmbH +	Cash 2.25% + SFvv	03/27/25	03/17/32	Senior	2,100,000	2,096,073
MJH Healthcare Holdings, LLC +, f	Cash 3.25% + SFvv	03/26/25	01/28/29	Senior	1,994,975	1,986,676
Newly Weds Foods Inc. +	Cash 2.25% + SFvv	03/19/25	03/15/32	Senior	4,500,000	4,477,500
Nielsen Consumer Inc. +	5.00% + SFv	03/31/25	03/06/28	Senior	4,600,000	4,590,800
NSM Top Holdings Corp. +	5.25% + SFvv	08/05/24	05/14/29	Senior	1,890,500	1,904,679
Nuvei Technologies Corp. +	3.00% + SFv	12/13/24	11/15/31	Senior	3,750,000	3,730,200
Nvent Electric Public Limited Company +	Cash 3.50% + SFvv	03/31/25	01/30/32	Senior	1,850,000	1,851,924
Paint Intermediate III LLC +	3.00% + SFvv	09/11/24	09/11/31	Senior	1,300,000	1,300,819
Plano HoldCo, Inc. +	3.50% + SFvv	08/02/24	08/15/31	Senior	4,800,000	4,788,000
Quartz Acquireco LLC +, f	Cash 2.25% + SFvv	03/25/25	06/28/30	Senior	4,987,342	4,962,405
Quikrete Holdings, Inc. +	Cash 2.25% + SFvv	03/31/25	02/10/32	Senior	2,880,000	2,851,286
Raven Acquisition Holdings LLC +, e	3.25% + SFv	12/31/24	11/19/31	Senior	3,000,000	2,768,733
Recess Holdings, Inc. +	Cash 3.75% + SF (1.00% Floor)vv	01/24/25	02/20/30	Senior	2,481,250	2,485,915
Red Planet Borrower, LLC +	5.25% + SFv	12/31/24	10/02/28	Senior	3,200,000	3,201,344
Rohm Holding GmbH +, f	Cash 5.50% + SFvvv; PIK 1.49%	02/19/25	01/31/29	Senior	2,000,000	1,926,260
Ryan Specialty Group LLC +	2.25% + SFv	09/10/24	09/15/31	Senior	997,500	996,383
Sauer Brands Inc. +	Cash 3.25% + SFvv	02/04/25	02/05/32	Senior	86,207	86,228
Sauer Brands Inc. +	Cash 3.25% + SFvv	03/31/25	02/04/32	Senior	913,793	914,022

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2025 (continued)

Public Investments (continued) Floating Rate Loans (continued) North America (continued)	Interest	Acquisition Date	Maturity Date	Investment Type	Principal	Fair Value**
Southern Veterinary Partners, LLC +	3.25% + SFvv	12/05/24	12/04/31	Senior	$1,900,000	$1,896,960
Stonepeak Nile Parent LLC +	2.75% + SFv	02/03/25	04/09/32	Senior	1,800,000	1,795,230
Storable, Inc. +	Cash 3.25% + SFvv	03/31/25	04/16/31	Senior	2,800,000	2,786,896
Summer (BC) Holdco B S.à.r.l. +	Cash 8.75% + SFvvv	03/31/25	02/15/29	Senior	4,700,000	4,698,073
Summit Acquisition Inc. +	3.75% + SFvv	12/31/24	10/16/31	Senior	1,000,000	1,001,250
Sunrise Financing Partnership +	2.50% + SFvvv	03/28/25	02/15/32	Senior	4,300,000	4,264,310
Tecta America Corp. +	Cash 3.00% + SFvv	02/12/25	02/18/32	Senior	2,800,000	2,782,864
Terex Corporation +	2.00% + SFv	12/31/24	10/08/31	Senior	2,000,000	2,005,000
Thevelia (US) LLC +	3.00% + SFvv	09/30/24	06/18/29	Senior	2,183,417	2,181,605
Thunder Generation Funding LLC +	3.00% + SFvv	09/27/24	09/27/31	Senior	5,970,000	5,976,567
Tidal Waste & Recycling Holdings LLC +	3.50% + SFvv	12/31/24	10/24/31	Senior	1,000,000	1,002,030
TK Elevator Midco GmbH +, f	3.00% + SFv	03/04/25	04/30/30	Senior	2,575,000	2,571,318
TMF Group Holding B.V. +, f	Cash 2.75% + SFvv	01/15/25	05/03/28	Senior	563,000	560,421
TransDigm, Inc. +	2.50% + SFvv	09/25/24	01/19/32	Senior	4,676,500	4,657,654
USALCO LLC +, d, e, f	4.00% + SFv	09/17/24	09/17/31	Senior	1,646,260	1,493,592
Varsity Brands, Inc. +, f	Cash 3.50% + SFvv	08/26/24	08/26/31	Senior	3,800,000	3,732,322
Worldwide Express Operations, LLC +	4.00%+SFvv	12/31/24	07/26/28	Senior	3,581,491	3,540,913
Zacapa S.à.r.l. +	3.75% + SFvv	12/31/24	03/22/29	Senior	1,591,803	1,592,137
Total North America (1.53%)						240,749,539

Western Europe (0.54%)
AccorInvest Group SA +	5.25% + E##	02/28/25	06/10/27	Senior	€542,075	587,634
AD Education +, d	4.00% + E####	10/22/24	11/14/31	Senior	4,500,000	4,863,041
Albion Financing 3 S.à.r.l. +	Cash 3.00% + SF (0.50% Floor)vv	02/14/25	08/16/29	Senior	$1,000,000	1,002,190
Care Bidco SAS +, d, f	3.50% + E##	05/13/24	11/06/28	Senior	€2,100,000	2,267,990
CD&R Firefly Bidco Ltd. +, d, f	5.50% + S>>	04/03/24	04/29/29	Senior	£5,000,000	6,460,037
Chrysaor Bidco S.à.r.l. +	SFv	05/15/24	05/14/24		$2,626,875	2,609,029
Elsan SAS +	3.35% + E##	09/26/24	06/16/28	Senior	€5,000,000	5,372,329
HBX Group International PLC +, f	Cash 2.75% + E###	03/26/25	02/18/32	Senior	5,200,000	5,622,996
IGT Holding IV AB +, f	Cash 3.50% + SF (0.50% Floor)vvv	03/19/25	09/01/31	Senior	$1,500,000	1,503,750
Inspired FinCo Holdings Ltd. +, f	Cash 3.25% + E###	02/06/25	02/28/31	Senior	€3,300,000	3,551,226
Inspired Finco Holdings Ltd. +, f	Cash 3.25% + E###	02/06/19	02/28/31	Senior	1,018,519	1,096,058
Inspired Finco Holdings Ltd. +, f	3.25% + E##	02/06/25	02/28/31	Senior	2,037,037	2,192,115
Lorca Holdco Ltd. +	3.70% + E##	09/24/24	09/17/27	Senior	2,709,458	2,904,431
LSF10 XL Bidco S.C.A. +, d	4.175% + E##	05/07/24	04/12/28	Senior	5,000,000	5,265,680
MasOrange Finco Plc +, f	Cash 2.75% + E##	02/21/25	03/25/31	Senior	8,100,000	8,682,878
Nobian Finance B.V. +, f	Cash 3.50% + E##	03/04/25	07/31/30	Senior	5,400,000	5,810,864
Quimper AB +, d	3.75% + E#	05/17/24	03/15/30	Senior	7,000,000	7,588,923
Speedster Bidco GmbH +, d, f	3.75% + E##	10/18/24	10/17/31	Senior	10,000,000	10,829,007
Sport Group Holding GmbH +	Cash 4.00% + E###	01/08/25	07/08/31	Senior	2,600,000	2,815,907
Summer (BC) Holdco B S.à.r.l. +	Cash 4.50% + E###	03/04/25	01/31/29	Senior	3,737,050	4,034,343
Summer (BC) Holdco B S.à.r.l. +	4.50% + E##	05/07/24	01/31/29	Senior	570,642	616,038
Total Western Europe (0.54%)						85,676,466

Total Floating Rate Loans (Cost $325,890,297)(2.07%)						$326,426,005

Total Public Investments (Cost $1,250,175,587)(8.26%)						$1,303,936,478

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2025 (continued)

Private Equity Investments (94.72%) Direct Investments * (63.82%) Direct Equity (54.88%)	Investment Type	Acquisition Date	Shares	Fair Value**
Asia - Pacific (3.62%)
AAVAS Financiers Limited +, a, e	Common equity	03/28/18	2,623,753	$37,972,607
Argan Mauritius Limited +, a, e	Common equity	05/09/16	106,215	14,005,149
Compass Education +, a, e	Common equity	01/21/25	19,328,293	19,328,293
Continuity CNC Capital Limited +, a	Common equity	03/01/18	1,021	1
GreenSquare Operating HoldCo Pte. Ltd. +, a, e	Preferred equity	03/06/25	388,906	242,231
GreenSquare Operating HoldCo Pte. Ltd. +, a, e	Common equity	03/06/25	7,937	4,944
Huntress Co-Investment L.P., 1 +, a, c	Limited partnership interest	04/08/16	—	1
KKR Pebble Co-Invest L.P. +, a, c, e	Limited partnership interest	05/13/21	—	30,977,607
Murra Warra Asset Hold Trust +, a, e	Common equity	09/10/18	1	1
Murra Warra II Asset Hold Trust +, a, e	Common equity	07/30/20	1	7,786
Murra Warra II Project Hold Trust +, a, e	Common equity	07/30/20	1	1,947
Murra Warra Project Hold Trust +, a, e	Common equity	09/10/18	1	1
Partners Terra Pte. Ltd. +, a, b, e	Common equity	05/14/21	7,980,885	11,267,935
PG Esmeralda Pte. Ltd. +, a, b, e	Common equity	03/03/21	5,433,284	—
PG Esmeralda Pte. Ltd. +, a, b, e	Preferred equity	03/03/21	7,421,005	21,314,750
PG Loa Pte. Ltd. +, a	Common equity	04/25/22	1,209,387	1,494,133
PG Loa Pte. Ltd. +, a	Preferred equity	04/25/22	22,978,363	28,388,532
PG Power Pte. Ltd. +, a, e	Common equity	10/30/24	3,026,755	1,970,348
Platform Hold Trust +, a, e	Preferred equity	03/06/25	1,895,469	1,180,597
Sunsure Energy Private Limited +, a, b, c, e	Member interest	12/27/22	—	11,912,651
Sunsure Energy Private Limited +, a, b, e	Common equity	12/27/22	481,884	7,319,498
Sunsure Energy Private Limited +, a, b, e	Preferred equity	12/27/22	1,927,535	3,371,094
TPG Upswing Co-Invest, L.P. +, a, c	Limited partnership interest	01/10/19	—	14,831,393
Zenith Longitude Limited +, a, b, e	Common equity	08/13/21	26,838,037	364,712,669
Total Asia - Pacific (3.62%)				570,304,168

North America (25.83%)
Alliant Holdings, L.P. +, a, c	Limited partnership interest	12/01/21	—	41,673,173
Allied Benefit Systems Holdings LP +, a, c	Limited partnership interest	10/22/24	—	36,199,840
AmSurg HoldCo, LLC +, a	Common equity	11/03/23	896,098	33,609,935
AP VIII Prime Security Services Holdings, L.P. +, a, c, e	Limited partnership interest	05/02/16	—	8,686,530
Astorg VII Co-Invest ERT +, a, c	Limited partnership interest	01/31/20	—	89,713,097
BCPE Hercules Holdings, LP +, a	Common equity	07/30/18	869,932	1,953,768
BI Gen Holdings, Inc. +, a	Common equity	01/01/21	14,561	290,601
CapitalSpring Finance Company, LLC +, a, b	Common equity	03/01/17	3,020,546	2,251,984
Carestream Dental Technology, Inc. +, a	Common equity	08/30/24	4,205,000	2,453,050
CB Poly Holdings, LLC +, a, e	Preferred equity	08/16/16	171,270	26,089,273
CB Titan MidCo Holdings, Inc. +, a	Common equity	01/01/21	56,634	1
CBI Parent, L.P. +, a, c	Limited partnership interest	01/06/21	—	—
CBI Parent, L.P. +, a	Preferred equity	10/17/22	5,611,689	—
CD&R Mercury Co-Investor, L.P. +, a, c, e	Limited partnership interest	10/14/20	—	166,444,216
Checkers Topco, LLC +, a	Common equity	06/16/23	9,517	86,769
Clarience Technologies, LLC +, a	Common equity	03/05/24	3,429	10,455,629
Confluent Health Holdings LP +, a, b	Common equity	05/30/19	30,362	70,678,267
ConvergeOne Holdings, Inc. +, a	Common equity	06/06/24	2,154,218	1,377,125
Cowboy Topco, Inc. +, a	Common equity	05/18/22	1,348,750	1,852,304
Cure Holdings, LLC +, a, e	Common equity	05/13/21	2,723	9,249
Cure Holdings, LLC +, a	Common equity	05/13/21	238,834	896,341
Dermatology Holdings, L.P. +, a, b, c, e	Limited partnership interest	04/01/22	—	171,952,426
DIF VI Co-Invest Project 2C C.V. +, a, c, e	Limited partnership interest	03/15/22	—	60,831,604
ECP Holding Company, LLC +, a, c, e	Member interest	03/15/16	—	123,590
ECP Parent, LLC +, a, b, e	Common equity	11/15/21	105,520,023	105,669,367
ECP Parent, LLC +, a, b, e	Preferred equity	12/21/23	4,250,000	10,460,483

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2025 (continued)

Private Equity Investments (continued) Direct Investments * (continued) Direct Equity (continued)	Investment Type	Acquisition Date	Shares	Fair Value**
North America (continued)
EdgeCore Holdings, L.P. +, a, b, c, e	Limited partnership interest	08/22/24	—	$155,593,184
Elgin Co-Investment, L.P.2 +, a	Common equity	11/28/16	1	1
Encore Holdings LP +, a, b, e	Common equity	07/01/22	60,573	151,981,910
EnfraGen LLC +, a, b, e	Common equity	09/17/19	37,786	90,596,577
EQT Infrastructure IV Co-Investment (B) SCSp +, a, c	Limited partnership interest	03/09/20	—	141,579,799
EQT IX Co-Investment (F) SCSp +, a, c, e	Limited partnership interest	11/15/21	—	147,110,456
EQT VIII Co-Investment (C) SCSp +, a, c, e	Limited partnership interest	01/25/19	—	57,389,273
EQT X Co-Investment (A) SCSp +, a, c, e	Limited partnership interest	07/02/24	—	21,519,853
EXW Coinvest L.P. +, a, c	Limited partnership interest	06/17/16	—	—
FH EP Parent L.P. +, a, c, e	Limited partnership interest	03/12/24	—	16,960,982
FRP Investors II, L.P. +, a, c, e	Limited partnership interest	09/16/22	—	71,637,989
Gateway Fleets Holdings, LP +, a, b, c, e	Limited partnership interest	09/30/24	—	1,816,000
Halo Parent Newco, LLC +, a	Preferred equity	02/22/22	1,109	14,304,257
Icebox Holdco I Inc. +, a, b, c	Member interest	03/01/22	—	62,798,626
Icebox Parent L.P. +, a, b, c	Limited partnership interest	12/22/21	—	303,143,923
Idera Parent L.P. +, a, b, c, e	Limited partnership interest	03/02/21	—	180,121,935
KDOR Merger Sub Inc. +, a	Common equity	05/11/18	481	1
KENE Holdings, L.P. +, a, c	Limited partnership interest	08/08/19	—	444,341
KKR Cavalry Co-Invest Blocker Parent L.P. +, a, c	Limited partnership interest	03/24/22	—	96,631,051
KKR Enterprise Co-Invest AIV A L.P. +, a, c	Limited partnership interest	07/31/20	—	126,657
KPOCH Holdings, L.P. +, a, b, c	Limited partnership interest	11/10/22	—	200,518,312
KPSKY Holdings L.P. +, a, b, c	Limited partnership interest	10/19/21	—	45,279,023
KSLB Holdings, LLC +, a	Common equity	07/30/18	252,000	19,253
LTF Holdings, Inc. +, a, e	Common equity	01/06/20	247,131	6,816,811
LTF Holdings, Inc. +, a	Common equity	01/06/20	3,122,345	64,186,048
Lumin Digital, LLC +, a, e	Preferred equity	11/20/24	24,471,996	24,474,052
Lumin Digital, LLC +, a	Preferred equity	02/12/25	6,117,996	6,118,510
Matterhorn Topco, L.P. +, a, c	Limited partnership interest	04/04/23	—	18,275,868
MHS Acquisition Holdings, LLC +, a, b	Common equity	03/10/17	356	330,763
MHS Acquisition Holdings, LLC +, a, b	Preferred equity	03/10/17	35,285	179,660
MHS Blocker Purchaser L.P. +, a, b, c	Limited partnership interest	03/10/17	—	39,465,468
Milestone Investment Holdings, LLC +, a, e	Common equity	09/23/21	22,293,150	30,375,437
NC Ocala Co-Invest Alpha, L.P. +, a, c	Limited partnership interest	11/24/21	—	85,696,092
OMNIA Coinvest L.P. +, a, c, e	Limited partnership interest	10/23/20	—	29,178,070
Onecall Holdings, L.P. +, a	Common equity	11/29/17	1	435,437
Onex Fox, L.P. +, a, c, e	Limited partnership interest	04/25/19	—	104,756,093
Orion Opportunity L.P. +, a, c, e	Limited partnership interest	09/01/21	—	57,953,273
PG BRPC Investment, LLC +, a, b	Common equity	08/01/19	32,079	76,446,421
PG Delta HoldCo, LLC +, a, b, e	Common equity	06/24/21	40,952	111,748,823
Raptor Holding Parent, L.P. +, a	Common equity	04/01/22	11,209	1,136,735
Real Hero Topco, L.P. +, a, c	Limited partnership interest	04/01/21	—	18,188,336
Real Hero Topco, L.P. +, a, c, e	Limited partnership interest	02/24/25	—	1,475,220
Safari Co-Investment L.P. +, a, c	Limited partnership interest	03/14/18	—	1,654,414
Safari Co-Investment L.P. +, a, c, e	Limited partnership interest	03/14/18	—	4,902,370
Sandvine Corporation +, a	Common equity	03/03/25	923,247	163,446
SC Landco Parent, LLC +, a	Common equity	11/28/16	2,672	484,601
SC Landco Parent, LLC +, a	Preferred equity	04/21/17	—	1
Shermco Intermediate Holdings, Inc. +, a, e	Common equity	06/05/18	11,525	2,765,517
Shingle Coinvest LP +, a, c, e	Limited partnership interest	05/29/18	—	1
SIH RP HoldCo L.P. +, a, e	Common equity	09/10/19	5,995,126	78,203,932
SLP West Holdings Co-Invest Feeder II, L.P. +, a, c, e	Limited partnership interest	08/18/17	—	1
SLP West Holdings Co-Invest Feeder II, L.P. +, a, c	Limited partnership interest	08/18/17	—	1
SnackTime PG Holdings, Inc. +, a, b, e	Common equity	05/23/18	12	—
SnackTime PG Holdings, Inc. +, a, b, c, e	Member interest	05/23/18	—	—

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2025 (continued)

Private Equity Investments (continued) Direct Investments * (continued) Direct Equity (continued)	Investment Type	Acquisition Date	Shares	Fair Value**
North America (continued)
Space Co-Invest LP +, a, c, e	Limited partnership interest	01/17/25	—	$20,339,023
Specialty Pharma Holdings LP +, a, b, c	Limited partnership interest	04/01/21	—	143,805,401
Starfish Intermediate, Inc. +, a	Preferred equity	06/06/22	7,136,374	233,506,214
Stonepeak Tiger (Co-Invest) Holdings (I-B) L.P. +, a, c, e	Limited partnership interest	08/17/21	—	33,837,771
SureWerx Topco, L.P. +, a, b, c, e	Limited partnership interest	04/30/24	—	360,024
SureWerx Topco, L.P. +, a, b, c	Limited partnership interest	12/28/22	—	64,979,446
Surveyor Co-Invest SCSp +, a, c, e	Limited partnership interest	10/17/24	—	24,418,404
T-VIII Mercury Co-Invest L.P. +, a, c, e	Limited partnership interest	07/29/21	—	8,492,942
Thermostat Purchaser, L.P. +, a, b, c	Limited partnership interest	08/31/21	—	113,403,193
TKC Topco LLC +, a	Common equity	10/14/16	4,632,829	1,159,949
VEEF II Co-Invest 2-A, L.P. +, a, c	Limited partnership interest	03/15/22	—	7,074,131
Velocity Holdings US LP +, a, c, e	Limited partnership interest	08/31/22	—	27,092,184
VEPF VII Co-Invest 2-A, LP +, a, c, e	Limited partnership interest	09/10/21	—	12,620
VEPF VII Co-Invest 2-A, LP +, a, c	Limited partnership interest	04/06/21	—	30,460
Vistra Group Holdings (BVI) II Limited +, a	Common equity	11/04/15	7,428	1
WHCG Purchaser, L.P. +, a, b, c	Limited partnership interest	06/22/21	—	12,488,736
WHCG Purchaser, L.P. +, a, b, e	Preferred equity	08/02/24	10,934,833	11,656,827
WHCG Purchaser, L.P. +, a, b	Preferred equity	08/02/24	3,088,000	3,291,891
Woof Parent L.P. +, a	Common equity	12/21/20	1,441	1
Total North America (25.83%)				4,074,692,644

Rest of World (1.26%)
Carlyle Retail Turkey Partners, L.P. +, a, c	Limited partnership interest	07/11/13	—	9,444,243
PG Investment Company 1113B S.à r.l. +, a, e	Common equity	10/01/24	63,259,178	177,256,748
PG Investment Company 53 S.à.r.l. +, a	Preferred equity	03/04/24	6,084,438	7,514,376
PG Investment Company 53 S.à.r.l. +, a	Common equity	03/04/24	711,862	4,191,655
Velvet LP SCS +, a, c	Limited partnership interest	03/04/24	—	192,534
Total Rest of World (1.26%)				198,599,556

South America (0.02%)
Centauro Co-Investment Fund, L.P. +, a, c	Limited partnership interest	11/28/13	—	3,841,211
Total South America (0.02%)				3,841,211

Western Europe (24.15%)
Akur8 SAS +, a, e	Common equity	08/28/24	6,271,791	8,089,649
Akur8 SAS +, a, e	Preferred equity	08/28/24	8,741,790	10,357,323
Ark EquityCo SAS +, a, c, e	Limited partnership interest	02/21/22	—	16,852,999
Aston Lux Acquisitions S.à.r.l. +, a, c	Limited partnership interest	11/28/19	—	3,899,942
Aston Lux Acquisitions S.à.r.l. +, a	Common equity	01/11/21	218,625	265,456
Astorg VIII Co-Invest Open Health +, a, c	Limited partnership interest	08/04/22	—	14,841,587
Astorg VIII Co-Invest Open Health +, a, c, e	Limited partnership interest	07/14/23	—	248,956
Audiotonix Co-Invest SCSp +, a, c, e	Limited partnership interest	07/23/24	—	14,752,597
BC European Capital X - Ceramtec Co-Investment (1) LP +, a, e	Common equity	02/06/18	575,918	1
Blackstone Cornerstone Co-Invest (CYM) L.P. +, a, c, e	Limited partnership interest	04/16/24	—	25,281,883
Bock Capital JVCo Nature S.à.r.l. +, a, b	Common equity	07/01/21	12,590,000,000	241,107,667
Capri Acquisitions Topco Limited +, a, e	Common equity	11/01/17	8,345,985	32,799,703
CD&R Market Co-Investor, L.P. +, a, c, e	Limited partnership interest	11/10/21	—	59,744,631
Ciddan S.à.r.l. +, a, e	Preferred equity	09/15/17	23,249,522	27,886,840
Ciddan S.à.r.l. +, a, e	Common equity	09/15/17	12,263,240	49,262,449
Climeworks AG +, a	Common equity	04/25/22	18,455	85,623
Climeworks AG +, a, e	Preferred equity	04/25/22	2,288,663	65,623,142
EQT Future Co-Investment (C) SCSp +, a, c	Limited partnership interest	02/15/23	—	95,497,209
EQT Jaguar Co-Investment SCSp +, a, c	Limited partnership interest	04/18/24	—	776,008

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2025 (continued)

Private Equity Investments (continued) Direct Investments * (continued) Direct Equity (continued)	Investment Type	Acquisition Date	Shares	Fair Value**
Western Europe (continued)
EQT Jaguar Co-Investment SCSp +, a, c, e	Limited partnership interest	11/30/18	—	$69,799,300
EQT VIII Co-Investment (D) SCSp +, a, c, e	Limited partnership interest	10/01/19	—	212,945,596
EQT VIII Co-Investment (D) SCSp +, a, c	Limited partnership interest	10/01/19	—	10,295,629
Fides S.p.A +, a	Common equity	12/15/16	78,505	167,171
Five Arrows Royal FAPI IV Co Invest SCSp +, a, c, e	Limited partnership interest	07/05/24	—	5,082,981
Global Blue Group Holding AG +, a	Common equity	09/11/20	97,250	731,400
Global Blue Holding L.P. +, a, c	Limited partnership interest	07/31/12	—	11,057,762
Green DC LuxCo S.à.r.l. +, a, b, c, e	Member interest	01/20/22	—	42,064,345
Green DC LuxCo S.à.r.l. +, a, b	Common equity	01/20/22	26,701,331	141,522,437
Green DC LuxCo S.à.r.l. +, a, b, c, e	Member interest	03/31/24	—	14,977,351
Green DC LuxCo S.à.r.l. +, a, b, e	Common equity	03/31/24	19,465,958	51,321,737
Hera Co-investment LP +, a, c, e	Limited partnership interest	10/25/24	—	16,355,415
KKR Pegasus Co-Invest L.P. +, a, c	Limited partnership interest	07/07/22	—	17,666,050
KKR Sprint Co-Invest L.P. +, a, c	Limited partnership interest	09/29/22	—	—
KKR Traviata Co-invest L.P. +, a, c	Limited partnership interest	12/18/19	—	151,924,007
Luxembourg Investment Company 261 S.à.r.l. +, a	Common equity	07/31/18	1,484	62,718,113
Luxembourg Investment Company 261 S.à.r.l. +, a, c	Member interest	07/31/18	—	67,305,479
Luxembourg Investment Company 285 S.à.r.l. +, a, b	Preferred equity	08/22/19	7,865,820	—
Luxembourg Investment Company 285 S.à.r.l. +, a, b, c	Member interest	08/22/19	—	9,221,658
Luxembourg Investment Company 285 S.à.r.l. +, a, b	Common equity	08/22/19	6,999,953	—
Luxembourg Investment Company 293 S.à.r.l. +, a, b, e	Common equity	06/26/19	9,789,622	40,305,579
Luxembourg Investment Company 293 S.à.r.l. +, a, b, c, e	Member interest	06/26/19	—	12,695,895
Luxembourg Investment Company 314 S.à.r.l. +, a, b	Common equity	08/22/19	192,000	1
Luxembourg Investment Company 404 S.à.r.l. +, a, b, e	Common equity	02/14/23	145,800	7,809,693
Luxembourg Investment Company 404 S.à.r.l. +, a, b, e	Preferred equity	02/14/23	—	15,961,980
Luxembourg Investment Company 414 S.à.r.l. +, a, b, c, e	Member interest	07/02/21	—	42,746,135
Luxembourg Investment Company 414 S.à.r.l. +, a, b, e	Common equity	07/02/21	12,316,087	70,911,014
Luxembourg Investment Company 430 S.à.r.l. +, a, b, e	Common equity	05/10/21	52,594,635	63,306,634
Luxembourg Investment Company 430 S.à.r.l. +, a, b, c, e	Member interest	05/10/21	—	16,416,258
Magnesium Co-Invest SCSp +, a, c, e	Limited partnership interest	05/19/22	—	115,415,806
Mauritius (Luxemburg) Investments S.à.r.l. +, a	Common equity	10/19/21	11,698	1
Menrva Co-Investment, L.P. +, a, c	Limited partnership interest	11/22/24	—	11,034,170
Nerve Co-Invest SCSp +, a, c, e	Limited partnership interest	01/27/21	—	65,449,727
Nerve Co-Invest SCSp +, a, c	Limited partnership interest	01/27/21	—	8,870,780
Oakley Capital V Co-Investment (A) SCSp +, a, c, e	Limited partnership interest	12/12/22	—	76,412,733
Orbiter Investments S.à.r.l. +, a, b, e	Common equity	12/17/21	4,898,329	149,926,532
Orbiter Investments S.à.r.l. +, a, b	Common equity	12/17/21	3,670,528	75,474,083
OT Luxco 3 & Cy S.C.A. +, a	Warrants	12/01/17	844,553	965,514
Partners Group Satellite HoldCo S.à.r.l. +, a, b, e	Common equity	03/22/23	7,017,978	—
Partners Group Satellite HoldCo S.à.r.l. +, a, b, e	Preferred equity	03/22/23	7,975,901	39,639,485
Partners Group Satellite Warehouse S.C.S. +, a, b, c	Member interest	03/22/23	—	1,061,955
PG Investment Company 18 S.à.r.l. +, a, b, e	Preferred equity	07/07/22	113,856,528	167,783,721
PG Investment Company 18 S.à.r.l. +, a, b, e	Common equity	07/07/22	12,650,106	54,148,338
PG Investment Company 24 S.à.r.l. +, a, b, e	Common equity	07/13/22	889,862	11,028,453
PG Investment Company 24 S.à.r.l. +, a, b, e	Preferred equity	07/13/22	101,367,616	141,939,004
PG Investment Company 60 S.à r.l. +, a, b, e	Common equity	01/31/24	109,610	485,577
PG Investment Company 60 S.à r.l. +, a, b, e	Preferred equity	01/31/24	269,765	6,349,707
PG Investment Company 67 S.à.r.l. +, a, e	Preferred equity	07/16/24	9,255,649	10,693,404
PG Investment Company 67 S.à.r.l. +, a, e	Common equity	07/16/24	1,029,239	1,189,119
PG Investment Company 69 S.à.r.l. +, a	Preferred equity	07/16/24	301,734	347,840
PG Investment Company 69 S.à.r.l. +, a	Common equity	07/16/24	533,864	615,712
PG Investment Company 71 S.à.r.l. +, a, e	Common equity	09/26/24	6,385,371	6,841,302
PG Investment Company 76 S.à.r.l. +, a, e	Common equity	09/03/24	360,670	1
PG Investment Company 76 S.à.r.l. +, a, b, e	Preferred equity	09/03/24	43,748,069	47,907,474

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2025 (continued)

Private Equity Investments (continued) Direct Investments * (continued) Direct Equity (continued)	Investment Type	Acquisition Date	Shares	Fair Value**
Western Europe (continued)
PG Lion Management Warehouse S.C.S +, a, b, c	Limited partnership interest	08/22/19	—	$64,839
PG Polaris TopCo S.à r.l. +, a, e	Common equity	03/27/24	1,941,043	15,921,982
PG Polaris TopCo S.à r.l. +, a	Preferred equity	03/27/24	36,879,822	31,736,412
PG Polaris Warehouse SCSp +, a, c	Limited partnership interest	03/27/24	—	1,063,405
PG TLP S.à.r.l. +, a, b, c, e	Member interest	04/14/21	—	61,903,419
PG TLP S.à.r.l. +, a, b, e	Common equity	04/14/21	6,473,126	79,661,677
PG Wave Limited +, a, b, e	Common equity	02/03/22	53,215,581	103,594,992
Pharmathen GP S.à.r.l. +, a, b	Common equity	01/20/22	110,300	1
Pharmathen Topco S.à r.l. +, a, b	Preferred equity	02/21/25	3,560,390	3,964,237
Pharmathen Topco S.à.r.l. +, a, b	Preferred equity	01/20/22	98,858,068	128,441,484
Pharmathen Topco S.à.r.l. +, a, b	Common equity	01/20/22	79,910	1
Polyusus Lux XVI S.à.r.l. +, a, b, e	Common equity	05/23/18	44,442,345	—
Polyusus Lux XVI S.à.r.l. +, a, b, e	Preferred equity	07/05/24	247,436,062	2,998,139
Polyusus Lux XVI S.à.r.l. +, a, b, c	Member interest	10/03/22	—	1
Polyusus Lux XVI S.à.r.l. +, a, b, c, e	Member interest	10/01/22	—	1
Polyusus Lux XVI S.à.r.l. +, a, b	Preferred equity	07/05/24	22	1
Polyusus Lux XXIII S.à.r.l. +, a, e	Preferred equity	04/11/22	1,155,552	56,911
Polyusus Lux XXIII S.à.r.l. +, a	Common equity	08/19/21	3,936,244	46,199
Polyusus Lux XXIII S.à.r.l. +, a, e	Preferred equity	08/19/21	1,341,978	783,302
Polyusus Lux XXIII S.à.r.l. +, a, e	Common equity	08/19/21	447,324	165,724
Polyusus Lux XXIII S.à.r.l. +, a	Preferred equity	08/19/21	11,772,986	218,356
Quadriga Capital IV Investment Holding II LP +, a, e	Common equity	09/28/18	238,583	2
Quadriga Capital IV Investment Holding II LP +, a	Common equity	09/09/16	1,432,376	2
Refresco 2 Co-Invest SCSp +, a, c	Limited partnership interest	07/12/22	—	51,721,770
Rivage Luxco S.à.r.l. +, a	Common equity	02/22/22	450,000	58,532,039
Rivage Luxco S.à.r.l. +, a, e	Common equity	06/28/23	450,000	372,477
Root JVCo S.à.r.l. +, a, b, c	Member interest	09/29/20	—	42,403,456
Root JVCo S.à.r.l. +, a, b	Common equity	02/07/23	2,362,997	26,809,385
Root JVCo S.à.r.l. +, a, b	Preferred equity	02/07/23	27,236,127	57,671,225
Strider Investment 2 +, a, e	Preferred equity	04/01/23	278,539	973,946
Strider Investment 3 +, a, e	Preferred equity	04/01/23	24,476	26,434
Strider Topco S.a.s. +, a, c	Member interest	04/01/23	—	4,015,055
Strider Topco S.a.s. +, a, e	Common equity	04/01/23	8,138,656	28,398,971
Strider Topco S.a.s. +, a, e	Preferred equity	04/01/23	52,067,087	69,586,241
Surfaces SLP (SCSp) +, a, b, c	Limited partnership interest	10/01/20	—	23,277,717
Vanquish Bidco +, a, c	Member interest	05/25/23	—	3,893,018
Vanquish Topco +, a	Preferred equity	05/25/23	34,851,987	33,151,245
Vanquish Topco +, a	Common equity	05/25/23	379,731	1
Veonet Co-Invest SCSp (Lux) +, a, c, e	Limited partnership interest	03/09/22	—	42,495,175
Zephyr Syndication L.P. +, a, c, e	Limited partnership interest	08/08/24	—	14,605,252
Zoncolan Topco S.à.r.l. +, a, b, c	Member interest	10/28/21	—	57,109,304
Zoncolan Topco S.à.r.l. +, a, b, e	Common equity	10/28/21	23,234,622	42,249,376
Zoncolan Topco S.à.r.l. +, a, b, e	Preferred equity	08/01/24	2,850,750	6,116,947
Total Western Europe (24.15%)				3,810,293,844

Total Direct Equity (54.88%)				$8,657,731,423

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2025 (continued)

Private Equity Investments (continued) Direct Investments * (continued) Direct Debt (8.94%)	Interest	Acquisition Date	Maturity Date	Investment Type	Principal	Fair Value**
Asia - Pacific (0.37%)
FFML Holdco Limited +, a	Cash 6.25% + BBSY (0.75% Floor)††	11/30/22	11/30/28	Senior	$11,564,338	$10,508,855
Fugue Finance B.V. +, a	Cash 4.50% + SF (0.50% Floor)vv	03/10/23	01/31/28	Senior	5,433,680	5,434,957
Fugue Finance B.V. +, a	Cash 3.75% + SFvv	03/06/24	02/26/31	Senior	7,960,000	7,961,871
Fugue Finco Pty Ltd. +, a, e	Cash 5.75% + BBSY††	04/10/24	04/10/30	Senior	966,531	883,528
Fugue Finco Pty Ltd. +, a	Cash 5.75% + BBSY††	04/10/24	05/30/30	Senior	3,621,280	3,430,340
Fugue NZ Bidco Limited +, a	Cash 5.75% + BBSY††	04/10/24	05/30/30	Senior	2,370,912	2,219,194
Global Academic Group Limited +, a	Cash 6.00% + BBSY (0.50% Floor)††	07/26/22	07/26/27	Senior	12,728,400	11,541,103
Global Academic Group Limited +, a	Cash 4.91% + BBSY ††	01/30/25	07/26/27	Senior	653,208	652,762
Global Academic Group Limited +, a, e	Cash 6.00% + BBSY (0.50% Floor)†	07/26/22	07/26/27	Senior	395,158	396,937
Global Academic Group Limited +, a	Cash 6.00% + BBSY (0.50% Floor)††	07/29/22	07/29/27	Senior	4,651,970	4,155,599
Greencross Limited +, a	Cash 5.75% + BBSY (0.75% Floor)††	09/30/24	03/23/28	Senior	9,386,799	8,397,309
Snacking Investments BidCo Pty Limited +, a	Cash 4.00% + SF (1.00% Floor)[v]	01/15/20	12/18/26	Senior	1,235,000	1,241,947
Voyage Australia Pty Ltd +, a	Cash 3.50% + SF (0.50% Floor)vv	07/23/21	06/18/28	Senior	1,640,500	1,646,143
Total Asia - Pacific (0.37%)						58,470,545

North America (5.45%)
Acrisure, LLC +, a	Cash 3.50% + SFv	03/27/20	02/15/27	Senior	13,661,512	13,593,204
Aimbridge Acquisition Co., Inc. +, a	Cash 3.75% + SFvv	04/26/23	02/02/26	Senior	4,429,930	4,083,976
Aimbridge Acquisition Co., Inc. +, a	Cash 5.5% + SFvv	03/20/25	03/11/30	Senior	401,995	562,082
Air Medical Group Holdings, Inc. +, a	Cash 4.25% + SF (1.00% Floor)vv	02/25/21	10/02/25	Senior	7,978,852	7,987,709
AlixPartners, LLP +, a	Cash 2.50% + SF (0.50% Floor)[v]	06/12/24	02/04/28	Senior	4,948,444	4,952,230
Alliant Holdings Intermediate, LLC +, a	Cash 3.50% + SF (0.50% Floor)[v]	12/08/21	11/05/27	Senior	1,272,014	1,268,788
Allied Universal Holdco LLC +, a	Cash 3.75% + SFv	06/12/24	05/12/28	Senior	—	—
Alter Domus +, a, e		01/31/25	10/30/31	Senior	—	—
American Airlines, Inc. +, a	Cash 2.50% + SFvv	09/06/24	06/04/29	Senior	4,950,000	4,891,837
Amneal Pharmaceuticals, Inc. +, a, e	Cash 5.50% + SFv	06/03/22	05/04/25	Senior	8,146,744	8,302,061
Apex Tool Group +, a	Cash 5.25% + SF (0.50% Floor)[v]	02/22/22	02/08/29	Senior	3,194,643	2,204,304
Apro, LLC +, a	Cash 3.75% + SFvv	06/26/24	07/09/31	Senior	3,283,500	3,277,360
Aptean, Inc +, a, e	Cash 4.75% + SF (0.75% Floor)vv	01/30/24	01/30/31	Senior	1,037,286	1,037,286
Aptean, Inc +, a	Cash 4.75% + SF (0.75% Floor)vv	01/30/24	01/30/31	Senior	7,047,349	7,047,349
AQA Acquisition Holding, Inc. +, a	Cash 4.25% + SF (0.50% Floor)vv	03/18/21	03/03/28	Senior	—	1
ArchKey Solutions +, a, e		12/11/24	10/10/31	Senior	—	—
athenahealth Group, Inc. +, a	Cash 3.25% + SF (0.50% Floor)vv	02/23/22	02/15/29	Senior	10,562,183	10,475,309
Banff Merger Sub Inc. +, a	Cash 4.25% + SFvv	01/31/22	10/02/25	Senior	4,361,843	4,296,677
Barracuda Networks, Inc. +, a	Cash 7.00% + SF (0.50% Floor)vvv	05/17/22	08/15/30	Second Lien	2,000,000	1,395,000
Bausch & Lomb Inc. +, a	Cash 3.25% + SF (0.50% Floor)vv	05/18/22	05/10/27	Senior	11,156,431	11,137,075
Bausch + Lomb Corp. +, a	Cash 4.00% + SFv	09/14/23	09/14/28	Senior	1,970,000	1,970,010
BCPE Empire Holdings, Inc. +, a	Cash 4.00% + SF (0.50% Floor)[v]	06/07/23	12/11/28	Senior	2,261,489	2,234,476
Bella Holding Company, LLC +, a, e	Cash 3.75% + SF (0.75% Floor)[v]	05/13/21	04/01/28	Senior	5,453,946	5,449,774
BI Gen Holdings, Inc. +, a	Cash 5.00% + SFvv	10/04/18	09/05/25	Senior	5,457,842	5,486,605
Blackhawk Network Holdings, Inc. +, a	Cash 5.00% + SF (1.00% Floor)[v]	03/18/24	02/27/29	Senior	6,153,578	6,143,670

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2025 (continued)

Private Equity Investments (continued) Direct Investments * (continued) Direct Debt (continued)	Interest	Acquisition Date	Maturity Date	Investment Type	Principal	Fair Value**
North America (continued)
BlueConic Holding, Inc. +, a	Cash 6.50% + SF (0.75% Floor)vv	01/27/22	01/27/28	Senior	$18,912,000	$18,861,798
BlueConic Holding, Inc. +, a	Cash 6.50% + SF (0.75% Floor)vv	06/13/23	01/27/28	Senior	7,092,000	7,073,174
Brand Industrial Services, Inc. +, a, f	Cash 4.50% + SF (0.50% Floor)vv	04/19/24	08/01/30	Senior	6,805,838	6,445,515
Brown Group Holding, LLC +, a	Cash 3.00% + SF (0.50% Floor)vv	06/09/22	07/02/29	Senior	2,165,884	2,153,929
Brown Group Holding, LLC +, a	Cash 2.75% + SFvv	05/23/24	06/07/28	Senior	2,976,794	2,964,500
Cablevision Lightpath LLC +, a	Cash 3.25% + SFv	05/29/24	11/30/27	Senior	7,937,824	7,939,808
Calpine Corporation +, a, e	Cash 2.00% + SFv	06/14/24	01/31/31	Senior	9,950,000	9,928,209
Campaign Monitor (UK) Limited +, a	Cash 8.90% + SF (1.00% Floor)vv; PIK 14.795%	01/01/21	11/06/26	Second Lien	223,688	200,796
Campaign Monitor (UK) Limited +, a	Cash 8.90% + SF (1.00% Floor)vv	01/01/21	11/06/26	Second Lien	1,789,508	1,606,369
CapitalSpring Finance Company, LLC +, a, b	PIK 5.00%	03/01/17	02/10/25	Mezzanine	2,996,971	2,957,299
Carestream Dental Technology, Inc. +, a	Cash 6.25% + SFv	08/30/24	08/30/30	Senior	3,513,857	3,538,805
CD&R Hydra Buyer, Inc. +, a	Cash 4.00% + SFv	03/15/24	03/25/31	Senior	1,782,000	3,630,438
Cedar Fair, L.P. +, a	Cash 2.00% + SFv	05/23/24	05/01/31	Senior	2,977,500	2,972,289
Central Parent LLC +, a	Cash 3.25% + SFvv	12/11/24	07/06/29	Senior	568,571	1,720,040
Charlotte Buyer Inc +, a	Cash 5.25% + SF (0.50% Floor)vv	08/16/22	02/11/28	Senior	4,046,555	4,028,507
Charter NEX US, Inc. +, a	Cash 3.50% + SF (0.75% Floor)[v]	05/31/19	12/01/27	Senior	1,401,599	1,400,920
Checkers Drive-in Restaurants, Inc. +, a	Cash 7.00% + SFvv	06/16/23	06/16/27	Senior	4,416	4,423
Cheniere Energy Partners +, a	Cash 3.50% + SF (0.50% Floor)vvvv	06/09/21	06/04/28	Senior	7,898,431	7,889,190
Clarios Global LP +, a	Cash 3.00% + E#	05/16/24	04/30/26	Senior	7,622,168	7,519,009
Clydesdale Acquisition Holdings, Inc. +, a	Cash 3.675% + SF (0.50% Floor)vv	04/19/22	04/13/29	Senior	5,309,787	5,292,079
CommScope, Inc. +, a	Cash 3.25% + SFv	04/26/19	04/06/26	Senior	2,231,835	2,225,787
ConnectWise, LLC +, a	Cash 3.50% + SF (0.76% Floor)vv	10/06/21	09/29/28	Senior	1,644,750	3,631,909
Conservice Midco, LLC +, a	Cash 4.00% + SFvv	05/18/20	05/13/27	Senior	1,624,273	1,617,873
Cornerstone Building Brands, Inc. +, a	Cash 3.25% + SFv	06/24/24	04/12/28	Senior	2,969,072	2,940,468
Cornerstone Building Brands, Inc. +, a	Cash 4.50% + SFv	05/17/24	05/15/31	Senior	1,691,500	1,404,554
Cornerstone OnDemand, Inc. +, a	Cash 3.75% + SF (0.50% Floor)[v]	10/22/21	10/16/28	Senior	1,164,000	1,016,684
Cornerstone OnDemand, Inc. +, a	Cash 6.00% + SF (1.00% Floor)[v]	09/07/23	10/16/28	Senior	2,947,500	2,812,159
Critical Start, Inc. +, a, e	Cash 6.25% + SF (0.75% Floor)vv	03/27/23	05/17/28	Senior	10,168,480	8,620,782
Critical Start, Inc. +, a	Cash 3.125% + SF (0.75% Floor)vv + PIK 3.125%	03/27/23	05/17/28	Senior	4,808,645	4,711,028
Crown Subsea Communications Holding, Inc. +, a	Cash 4.75% + SF (0.75% Floor)[v]	02/07/24	01/30/31	Senior	7,363,000	7,383,248
CSC Holdings, LLC +, a	Cash 2.50% + SFv	08/11/21	04/15/27	Senior	—	—
CSC Holdings, LLC +, a	Cash 4.50% + SFvv	12/07/18	01/15/26	Senior	17	—
Datix Bidco Limited +, a	Cash 5.50% + S>>>	04/25/24	04/30/31	Senior	901,982	920,277
Delta TopCo, Inc. +, a	Cash 3.50% + SFvv	05/13/24	12/24/29	Senior	2,878,286	2,851,130
Dentive Capital, LLC +, a	Cash 6.75% + SF (0.75% Floor)vv	12/23/22	12/22/28	Senior	9,922,912	9,893,812
Dentive Capital, LLC +, a, e	Cash 6.75% + SF (0.75% Floor)vv	12/23/22	12/22/28	Senior	4,371,511	5,596,486
Dentive, LLC +, a, e	Cash 6.75% + SFvv	05/03/24	12/23/28	Senior	3,927,307	3,915,790
Dexko Global, Inc. +, a	Cash 3.75% + SF (0.50% Floor)vv	10/07/21	10/04/28	Senior	1,556,000	1,455,140
DG Investment Intermediate Holdings 2, Inc. +, a	Cash 3.75% + SF (0.76% Floor)[v]	04/23/21	03/31/28	Senior	9,169,152	9,178,688
Dieter’s Metal Fabricating Limited +, a	Cash 5.25% + SF (1.00% Floor)vv	12/19/23	12/19/29	Senior	437,193	437,193
Diligent Corporation +, a	Cash 5.00% + SFvv + PIK 3.00%	05/02/24	08/02/30	Senior	3,575,690	3,546,067

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2025 (continued)

Private Equity Investments (continued) Direct Investments * (continued) Direct Debt (continued)	Interest	Acquisition Date	Maturity Date	Investment Type	Principal	Fair Value**
North America (continued)
Diligent Corporation +, a, e	Cash 5.00% + SFvv	04/30/24	08/04/30	Senior	$20,857,887	$20,842,574
Discovery Energy Holding Corporation +, a	Cash 4.75% + SFv	05/14/24	01/30/31	Senior	4,396,553	4,330,605
Dwyer Instruments, Inc. +, a, e	Cash 3.75% + P	03/31/25	07/20/29	Senior	1,382,680	61,967
Eagle Broadband Investments, LLC +, a, e	Cash 3.00% + SF (0.75% Floor)vv	04/24/24	11/12/27	Senior	4,948,320	4,936,469
ECI Macola/Max Holding, LLC +, a	Cash 3.75% + SF (0.75% Floor)vv	09/13/21	11/09/27	Senior	1,636,485	1,639,889
Element Materials Technology +, a, e	Cash 4.25% + SF (0.50% Floor)vv	08/17/22	06/22/29	Senior	1,863,768	1,863,181
Element Materials Technology +, a, e	Cash 4.25% + SFvv	08/17/22	06/22/29	Senior	4,038,165	4,036,893
Endurance International Group Holdings, Inc. +, a	Cash 3.50% + SF (0.75% Floor)vv	04/28/21	02/10/28	Senior	2,049,998	1,393,999
Engineered Machinery Holdings, Inc. +, a	Cash 3.75% + SF (0.75% Floor)vv	08/16/21	05/21/28	Senior	1,548,000	1,550,786
Epiq Systems +, a	Cash 4.75% + SF (0.75% Floor)[v]	06/02/22	04/26/29	Senior	6,887,157	6,841,530
Evergreen Services Group, LLC +, a	Cash 6.25% + SF (0.75% Floor)vv	06/15/22	06/15/29	Senior	13,912,398	13,869,404
Evergreen Services Group, LLC +, a, e	Cash 5.75% + SFvv	02/26/24	06/15/29	Senior	3,995,578	3,983,231
Fiesta Purchaser, Inc. +, a	Cash 4.00% + SFv	02/15/24	02/12/31	Senior	6,252,829	6,206,589
Filtration Group Corp. +, a	Cash 3.50% + SF (0.50% Floor)[v]	11/01/21	10/21/28	Senior	2,031,750	2,032,553
Flynn Restaurant Group LP +, a	Cash 4.25% + SF (0.50% Floor)vv	12/10/21	11/22/28	Senior	3,308,456	3,313,998
Foundation Building Materials, Inc. +, a	Cash 4.00% + SFv	03/06/24	01/29/31	Senior	3,857,437	5,370,411
Global Medical Response, Inc. +, a, f	Cash 4.75% + SFvv	04/18/24	10/31/28	Senior	2,787,709	2,782,723
Global Medical Response, Inc. +, a	Cash 4.25% + SF (1.00% Floor)vv	03/27/24	10/31/28	Senior	3,003,903	3,007,237
GoTo Group, Inc. +, a	Cash 4.75% + SFv	02/05/24	04/30/28	Senior	—	1
Grant Thornton Advisors LLC +, a	Cash 3.25% + SFvv	06/05/24	06/02/31	Senior	3,880,524	3,862,461
GTCR W Merger Sub, LLC +, a	Cash 3.00% + SFvv	02/06/24	01/31/31	Senior	1,795,500	1,785,966
Gurobi Optimization, LLC +, a, e	Cash 4.75% + SFvv	09/10/24	09/10/31	Senior	8,463,615	8,331,363
Hanger, Inc. +, a, e		11/12/24	10/23/31	Senior	—	—
Heartland Dental Holdings, Inc. +, a	Cash 5.00% + SF (0.75% Floor)vv	05/15/18	04/28/28	Senior	8,396,497	8,464,591
Heartland Home Services, Inc. +, a	Cash 6.75% + SF (1.00% Floor)vv	11/08/22	12/15/26	Senior	11,760,000	11,542,485
Help/Systems Holdings, Inc. +, a	Cash 6.75% + SF (0.75% Floor)[v]	11/05/21	11/19/27	Second Lien	3,600,000	2,507,994
Help/Systems Holdings, Inc. +, a	Cash 4.00% + SF (1.00% Floor)[v]	05/25/21	11/19/26	Senior	4,030,303	3,699,818
High Bar Brands Operating LLC +, a, e	Cash 5.25% + SF (1.00% Floor)vv	12/19/23	12/19/29	Senior	370,031	370,031
High Bar Brands Operating, LLC +, a, e	Cash 5.25% + SF (1.00% Floor)vv	12/19/23	12/19/29	Senior	2,535,720	2,163,486
Howden Group Holdings Ltd. +, a	Cash 4.00% + SF (0.50% Floor)vv	02/14/24	04/18/30	Senior	1,378,894	1,380,432
Hub International Ltd. +, a	Cash 3.25% + SF (0.75% Floor)vv	06/08/23	06/20/30	Senior	1,086,312	1,083,319
Husky Injection Molding Systems Ltd. +, a	Cash 5.00% + SFvvv	02/01/24	02/01/29	Senior	2,481,250	2,473,757
Husky Injection Molding Systems Ltd. +, a	Cash 9.00%	02/01/24	02/15/29	Senior	200,000	203,161
Idera, Inc. +, a, b	Cash 3.50% + SF (0.75% Floor)vv	12/17/18	03/02/28	Senior	1,223,033	1,136,766
Ineos Quattro Holdings UK Limited +, a	Cash 4.25% + SF (0.50% Floor)[v]	03/07/24	01/29/26	Senior	3,267,000	3,152,655
Iris Holdings Inc. +, a	Cash 4.75% + SF (0.50% Floor)vv	06/15/22	06/28/28	Senior	1,802,773	5,477,970
Kaman Corporation +, a, e		03/06/25	01/30/32	Senior	—	—

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2025 (continued)

Private Equity Investments (continued) Direct Investments * (continued) Direct Debt (continued)	Interest	Acquisition Date	Maturity Date	Investment Type	Principal	Fair Value**
North America (continued)
KCIBT Intermediate II, Inc. +, a	Cash 1.00% + SF (1.00% Floor)vv	12/23/20	06/30/27	Senior	$—	$1
KDC/ONE Development Corporation, Inc. +, a	Cash 4.50% + SFv	06/11/24	08/15/28	Senior	2,200,000	2,202,948
Kene Acquisition, Inc. +, a, e	Cash 5.50% + SF (1.00% Floor)vv	02/13/24	02/07/31	Senior	3,951,135	3,729,888
Kingpin Intermediate Holdings LLC +, a	Cash 3.50% + SFvv	10/05/18	02/08/28	Senior	8,199,534	8,173,952
Knowlton Development Corp. Inc. +, a	Cash 4.50% + SFv	06/24/22	12/22/25	Senior	1,476,919	1,478,898
KSLB Holdings, LLC +, a	Cash 8.75% + SF (1.00% Floor)vv	01/01/21	01/26/28	Second Lien	3,212,308	2,703,607
Lakeshore Learning Materials, LLC +, a	Cash 3.50% + SFv	06/06/24	09/29/28	Senior	984,681	953,910
LBM Acquisition, LLC +, a	Cash 3.75% + SFv	08/02/24	06/06/31	Senior	9,730,130	9,021,047
Magenta Buyer LLC +, a	Cash 1.50% + SFvv; PIK 6.25%	10/01/24	07/27/29	Senior	—	2
Magenta Buyer LLC +, a	Cash 1.50% + SFvv; PIK 5.50%	10/01/24	07/27/29	Senior	971,490	8,752
Mamba Purchaser, Inc. +, a	Cash 3.25% + SF (0.50% Floor)[v]	06/07/24	10/16/28	Senior	2,772,070	2,771,488
Maverick Bidco, Inc. +, a	Cash 6.75% + SF (0.75% Floor)vv	05/26/21	05/18/29	Second Lien	6,603,000	6,495,701
Max US BidCo, Inc. +, a	Cash 5.00% + SF (0.50% Floor)vv	10/11/23	10/03/30	Senior	4,950,000	4,870,825
McAfee Corp. +, a	Cash 3.50% + E#	06/07/24	03/01/29	Senior	10,580,728	9,382,541
McAfee Inc. +, a	Cash 3.75% + SF (0.50% Floor)vv	03/09/22	03/01/29	Senior	3,146,614	3,016,832
Mitchell International, Inc. +, a	Cash 3.25% + SFv	06/21/24	06/06/31	Senior	4,975,000	4,923,807
MJH Healthcare Holdings, LLC +, a	Cash 3.50% + SF (0.50% Floor)vv	04/08/22	01/28/29	Senior	1,649,287	1,642,418
Motion Acquisition Limited +, a	Cash 3.50% + SFvv	01/24/24	11/12/29	Senior	2,960,175	2,875,070
Naked Juice LLC +, a	Cash 3.25% + SF (0.50% Floor)vv	05/23/24	01/24/29	Senior	1,979,644	1,063,059
National Mentor Holdings, Inc. +, a	Cash 3.75% + SF (0.75% Floor)vv	04/26/21	03/02/28	Senior	1,984,930	1,928,062
Navicure, Inc. +, a	Cash 4.00% + SFvv	11/19/19	10/22/26	Senior	2,981,643	2,974,189
Nelipak Holding Company +, a, e	Cash 5.50% + SF (1.00% Floor)vv	04/04/24	03/26/31	Senior	3,350,915	3,318,275
NEP Group, Inc. +, a	Cash 4.00% + SF (0.50% Floor)vv	12/06/21	08/19/26	Senior	1,900,633	5,049
NEP Group, Inc. +, a	Cash 3.25% + SFvv + PIK 1.50%	02/10/22	08/19/26	Senior	1,069,776	1,000,291
NorthStar Group Services, Inc. +, a	Cash 4.75% + SFvv	06/05/24	05/08/30	Senior	2,878,250	2,897,434
NSM Top Holdings Corp. +, a	Cash 5.25% + SFvv	11/26/19	11/16/26	Senior	1,425,338	1,435,429
OceanKey (U.S.) II Corp. +, a	Cash 3.50% + SF (0.05% Floor)vv	01/06/22	12/15/28	Senior	2,000,000	1,998,360
Olympus Water US Holding Corp. +, a	Cash 5.00% + SF (1.50% Floor)vv	05/24/23	11/09/28	Senior	1,373,677	1,354,796
OneDigital Borrower, LLC +, a	Cash 3.25% + SF (0.50% Floor)[v]	06/13/24	06/13/31	Senior	4,512,130	4,488,712
Oscar AcquisitionCo, LLC +, a, e	Cash 4.50% + SF (0.50% Floor)vv	02/08/24	04/29/29	Senior	7,416,340	6,960,754
Pactiv Evergreen Inc. +, a	Cash 2.50% + SFv	06/12/24	09/24/28	Senior	1,511,789	1,511,207
Pascal Midco 2, LLC +, a	Cash 5.75% + SF (0.75% Floor)vv	07/01/22	07/21/27	Senior	13,472,898	13,346,485
PDI TA Holdings, Inc. +, a	Cash 5.50% + SF (0.75% Floor)vv	02/06/24	02/01/31	Senior	6,451,509	6,419,251
PDI TA Holdings, Inc. +, a, e	Cash 5.50% + SF (0.75% Floor)vv	02/01/24	02/03/31	Senior	1,676,603	1,761,795
Pediatric Associates Holding Company, LLC +, a	Cash 3.25% + SFvv	08/05/24	12/29/28	Senior	3,959,184	3,700,847
Peraton Corp. +, a	Cash 3.75% + SF (0.75% Floor)[v]	04/12/21	02/01/28	Senior	886,611	5,326,078
PetSmart LLC +, a	Cash 3.75% + SF (0.75% Floor)[v]	05/22/24	02/11/28	Senior	5,953,728	5,874,335
Pre-Paid Legal Services, Inc. +, a, e	Cash 3.75% + SF (0.50% Floor)[v]	01/18/22	12/15/28	Senior	10,675,568	10,588,829
Pre-Paid Legal Services, Inc. +, a	Cash 3.75% + SF (0.50% Floor)[v]	01/18/22	12/14/29	Senior	—	—
Premier Care Dental Management, LLC +, a, e	Cash 5.25% + SFv	05/31/24	08/05/28	Senior	7,651,248	3,979,737
Pretium PKG Holdings, Inc. +, a	Cash 6.75% + SF (0.50% Floor)vv	10/05/21	10/01/29	Second Lien	1,800,000	423,747
Primary Products Finance, LLC +, a, e	Cash 3.50% + SF (0.50% Floor)vv	06/06/24	04/01/29	Senior	2,574,033	2,561,626
ProAmpac PG Borrower, LLC +, a	Cash 4.50% + SF (0.75% Floor)vv	09/26/23	09/15/28	Senior	1,982,743	1,979,441

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2025 (continued)

Private Equity Investments (continued) Direct Investments * (continued) Direct Debt (continued)	Interest	Acquisition Date	Maturity Date	Investment Type	Principal	Fair Value**
North America (continued)
Project Alpha Intermediate Holding, Inc. +, a	Cash 4.75% + SF (0.50% Floor)vv	10/31/23	10/28/30	Senior	$6,336,160	$6,331,123
Project Boost Purchaser, LLC +, a, e	Cash 3.50% + SFvv	07/29/24	07/16/31	Senior	—	1
Project Leopard Holdings, Inc. +, a	Cash 5.25% + SF (0.50% Floor)vv	06/15/22	07/20/29	Senior	2,730,384	2,374,164
Prometric Holdings PIK, Inc. +, a	Cash 7.50% + SF (1.00% Floor)vv; PIK 9.25%	10/06/23	07/31/28	Mezzanine	8,286,825	8,544,821
Prometric Holdings, Inc. +, a	Cash 3.00% + SF (1.00% Floor)[v]	10/26/23	01/31/28	Senior	5,820,874	5,857,255
PT Intermediate Holdings III, LLC +, a	Cash 3.25% + SFvv + PIK 1.75%	04/09/24	04/09/30	Senior	27,321,430	27,321,430
PT Intermediate Holdings III, LLC +, a, e	Cash 6.75% + SFvv + PIK 1.75%	04/09/24	04/09/30	Senior	570,975	570,975
Radiology Partners, Inc. +, a	Cash 4.00% + SFvv	01/01/21	01/31/29	Senior	2,156,078	2,088,701
Radwell Parent, LLC +, a, e	Cash 5.50% + SF (0.75% Floor)vv	12/01/22	04/01/29	Senior	1,120,924	304,059
Radwell Parent, LLC +, a	Cash 6.525% + SF (0.75% Floor)vv	04/06/22	04/01/29	Senior	13,827,852	13,827,852
Radwell Parent, LLC +, a	Cash 6.75% + SF (0.75% Floor)vv	12/01/22	04/01/29	Senior	5,866,450	5,866,450
Rand Parent, LLC +, a, e	Cash 3.75% + SFvv	08/09/24	03/17/30	Senior	2,574,016	5,491,012
Raptor Parent, LLC +, a, e	Cash 6.525% + SF (0.75% Floor)vv	04/06/22	04/01/29	Senior	1,526,914	1,526,914
Recess Holdings, Inc. +, a	Cash 4.50% + SF (1.00% Floor)vv	03/01/24	02/20/30	Senior	6,352,000	6,352,667
Recorded Books Inc. +, a, d	Cash 4.00% + SFv	06/17/22	08/29/25	Senior	—	—
Red Planet Borrower, LLC +, a	Cash 3.75% + SF (0.50% Floor)[v]	10/04/21	10/02/28	Senior	6,065,553	6,693,050
Redstone Holdco 2 L.P. +, a	Cash 4.75% + SF (0.75% Floor)vv	05/10/21	04/27/28	Senior	1,083,705	599,234
Redstone Holdco 2 L.P. +, a, e	Cash 7.75% + SF (0.75% Floor)vv	05/03/21	04/16/29	Second Lien	2,500,000	981,250
Rent-A-Center, Inc. +, a	Cash 2.75% + SF (0.75% Floor)vv	03/02/21	02/17/28	Senior	912,374	—
Riverside Assessments, LLC +, a, e	Cash 5.25% + SFvv	03/19/24	03/19/31	Senior	2,787,709	2,806,070
RL Datix Holdings (USA), Inc. +, a	Cash 5.50% + SFvvv	04/25/24	04/30/31	Senior	2,399,040	2,370,777
Rocket Software, Inc. +, a	Cash 4.25% + SF (0.00% Floor)[v]	12/05/18	11/28/28	Senior	—	—
Rough Country, LLC +, a	Cash 3.50% + SF (0.75% Floor)[v]	08/03/21	07/26/28	Senior	1,833,197	1,795,387
Ryan LLC +, a, e	Cash 4.50% + SF (0.50% Floor)[v]	11/20/23	11/14/30	Senior	151,997	151,759
Ryan, LLC +, a, e	Cash 4.50% + SF (0.50% Floor)[v]	11/20/23	11/14/30	Senior	661,289	3,882,902
Sabre GLBL Inc. +, a	Cash 3.50% + SF (0.50% Floor)[v]	08/09/21	12/17/27	Senior	—	—
Sandvine Corporation +, a	Cash 1.00% + SFvv; PIK 5.00%	03/03/25	03/01/30	Senior	593,695	588,582
Sauer Brands +, a, e		03/04/25	02/19/32	Senior	—	—
Sedgwick Claims Management Services, Inc. +, a, f	Cash 3.75% + SFvv	08/09/24	02/24/28	Senior	1,741,250	8,423,691
Senneca Holdings, Inc. +, a	PIK 10.00%	01/01/21	11/11/25	1.5 Lien	1,490,000	1
Senneca Holdings, Inc. +, a	PIK 11.00%	01/01/21	05/11/26	Second Lien	—	2
Senneca Holdings, Inc. +, a, d	PIK 11.00%	01/01/21	05/11/26	Second Lien	1,276,647	1
Skopima Consilio Parent LLC +, a	Cash 4.00% + SF (0.76% Floor)vvvv	05/18/21	04/30/28	Senior	12,740,263	12,673,121
Sound Inpatient Physicians, Inc. +, a	Cash 3.50% + SFv	07/01/24	06/28/28	Senior	3,034,027	3,809,736
Sound Inpatient Physicians, Inc. +, a	Cash 5.50% + SF (1.00% Floor)vv	06/04/24	06/28/28	Senior	578,825	602,557
Sovos Compliance, LLC +, a	Cash 4.50% + SF (0.50% Floor)[v]	08/16/21	08/11/28	Senior	4,618,300	4,604,191
SS&C Technologies, Inc. +, a	Cash 2.00% + SFv	05/14/24	04/29/31	Senior	3,405,337	3,406,767
SSH Group Holdings, Inc. +, a	Cash 4.25% + SFvv	06/05/19	07/30/25	Senior	7,740,232	7,742,283
Star US Bidco, LLC +, a	Cash 4.25% + SF (1.00% Floor)[v]	04/24/20	03/17/27	Senior	1,825,242	1,827,241
Surgery Center Holdings, Inc. +, a	Cash 3.50% + SFv	01/02/24	12/19/30	Senior	890,361	890,615
Tacala Investment Corp. +, a	Cash 4.00% + SF (0.75% Floor)[v]	02/08/24	01/31/31	Senior	2,376,060	2,378,365
Tank Holding Corp. +, a, e	Cash 5.75% + SF (0.75% Floor)vv	03/31/22	03/31/28	Senior	20,953,485	20,248,511
Telenet Financing USD LLC +, a	Cash 2.00% + SFv	04/27/20	04/30/28	Senior	5,400,000	5,239,134
Thevelia (US), LLC +, a	Cash 3.75% + SFvv	03/29/23	06/18/29	Senior	6,784,786	6,780,681
Tivity Health Inc +, a	Cash 6.00% + SF (0.75% Floor)vv	06/28/22	06/28/29	Senior	20,439,652	20,303,399

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2025 (continued)

Private Equity Investments (continued) Direct Investments * (continued) Direct Debt (continued)	Interest	Acquisition Date	Maturity Date	Investment Type	Principal	Fair Value**
North America (continued)
Tory Burch LLC +, a	Cash 3.50% + SF (0.50% Floor)[v]	04/30/21	04/16/28	Senior	$962,500	$959,747
Trident TPI Holdings, Inc. +, a	Cash 4.00% + SF (0.50% Floor)[v]	09/22/21	09/15/28	Senior	1,650,383	1,597,653
Trilon Group, LLC +, a	Cash 6.25% + SF (0.75% Floor)vv	06/02/22	05/27/29	Senior	5,119,538	5,140,191
Trilon Group, LLC +, a, e	Cash 6.25% + SF (0.75% Floor)vv	06/02/22	05/27/29	Senior	5,132,531	5,146,769
Triton Water Holdings, Inc. +, a	Cash 3.25% + SF (0.50% Floor)vv	04/19/21	03/31/28	Senior	1,347,627	1,344,359
UKG Inc. +, a	Cash 3.50% + SF (0.75% Floor)vv	07/13/20	05/04/26	Senior	3,919,503	3,916,485
UP Education +, a, e		12/16/24	07/29/27	Senior	—	—
Upstream Newco, Inc. +, a	Cash 4.25% + SFvv	08/04/21	11/20/26	Senior	6,125,783	5,076,743
USALCO +, a, e		10/04/24	09/18/31	Senior	—	—
Utz Quality Foods, LLC +, a	Cash 3.00% + SFvv	01/29/21	01/20/28	Senior	2,932,943	—
Verde Purchaser, LLC +, a	Cash 4.125%	05/02/24	11/15/28	Senior	5,000,000	4,843,667
Verde Purchaser, LLC +, a	Cash 4.50% + SFvv	05/10/24	11/30/30	Senior	6,666,500	6,639,934
Virtusa Corp. +, a	Cash 3.75% + SF (0.75% Floor)vv	02/28/22	02/11/28	Senior	3,025,440	3,022,611
Vision Solutions, Inc. +, a	Cash 4.00% + SF (0.75% Floor)vv	05/06/21	04/24/28	Senior	3,292,914	3,191,723
Vision Solutions, Inc. +, a	Cash 7.25% + SF (0.75% Floor)vv	09/07/21	04/23/29	Second Lien	—	—
VS Buyer, LLC +, a	Cash 3.25% + SFvv	04/10/20	02/28/27	Senior	3,800,924	3,803,318
Weld North Education LLC +, a, e	Cash 3.50% + SF (0.75% Floor)vv	01/06/21	12/21/27	Senior	8,170,755	8,149,307
White Cap Supply Holdings, LLC +, a	Cash 3.25% + SFv	06/06/24	10/19/29	Senior	2,892,750	4,460,911
Windsor Holdings III, LLC +, a	Cash 4.50% + SFv	08/07/23	08/01/30	Senior	2,266,674	2,247,317
Woof Holdings, Inc. +, a	Cash 3.75% + SF (0.75% Floor)vv	09/26/23	12/21/27	Senior	2,948,810	1,568,767
WWEX UNI TopCo Holdings, LLC +, a	Cash 4.25% + SF (0.75% Floor)vv	08/03/21	07/26/28	Senior	2,612,250	2,582,314
YI Group Midco, LLC +, a, e	Cash 5.75% + SF (1.00% Floor)[v]	12/01/23	12/01/29	Senior	6,068,647	5,832,065
Zacapa S.à.r.l. +, a	Cash 4.25% + SF (0.50% Floor)vv	07/31/18	03/22/29	Senior	7,618,207	7,631,310
Total North America (5.45%)						859,344,647

Rest of World (0.03%)
AI Sirona (Luxembourg) Acquisition S.à.r.l. +, a	Cash 5.00% + E#	05/17/24	09/30/28	Senior	5,437,714	5,408,863
Total Rest of World (0.03%)						5,408,863

Western Europe (3.09%)
AD Education +, a	PIK 8.50%	06/21/22	03/30/29	Mezzanine	14,770,114	16,383,962
AEA International Holdings (Luxembourg) S.à.r.l. +, a	Cash 3.75% + SF (0.50% Floor)vv	09/15/21	09/07/28	Senior	2,225,910	2,206,433
AI PLEX AcquiCo GmbH +, a	Cash 5.00% + SFv	08/23/19	07/31/26	Senior	4,742,367	4,573,420
Albion Financing 3 S.à.r.l +, a	Cash 5.51% + SF (0.50% Floor)vv	01/14/22	08/17/26	Senior	3,908,018	3,916,557
Anticimex Global AB +, a	Cash 3.40% + SFvv	06/18/24	11/16/28	Senior	2,673,000	5,662,611
Artemis Acquisitions (UK) Limited +, a	Cash 3.75% + E##	06/25/24	06/26/31	Senior	4,000,000	4,303,782
Asgard Investments B.V. +, a	Cash 5.50% + E##	03/15/22	03/15/29	Senior	13,721,320	13,498,698
Aston Finco S.à.r.l. +, a	Cash 4.25% + SFv	11/14/19	10/09/26	Senior	1,562,887	1,494,675
Aston Finco S.à.r.l. +, a	Cash 8.25% + S>	10/25/19	10/09/27	Second Lien	36,733,592	33,841,162
Athena Bidco +, a	Cash 4.00% + E###	03/06/24	04/14/31	Senior	3,691,558	3,679,147
Athena BidCo GmbH +, a	Cash 2.75% + E#	05/22/24	03/31/27	Senior	264,895	—
Auris Luxembourg III S.à.r.l. +, a, e	Cash 3.75% + SFvvv	04/04/19	02/27/26	Senior	5,247,559	5,247,559
Auris Luxembourg III S.à.r.l. +, a	Cash 4.50% + E###	06/12/24	02/27/26	Senior	4,339,194	4,326,269
Babar Bidco +, a	Cash 4.00% + E###	12/04/20	11/17/27	Senior	171,647	1
Barentz Midco B.V. +, a	Cash 3.25% + SFvv	04/29/24	03/30/31	Senior	2,189,000	2,180,332
Biscuit Holding S.A.S +, a, e	Cash 4.00% + E###	06/03/24	02/12/27	Senior	4,325,208	4,233,606
BME Group Holding B.V. +, a	Cash 4.75% + E##	03/22/24	10/30/26	Senior	4,324,150	3,942,650
CAB +, a	Cash 3.50% + E##	06/12/24	02/09/28	Senior	7,463,202	7,168,084

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2025 (continued)

Private Equity Investments (continued) Direct Investments * (continued) Direct Debt (continued)	Interest	Acquisition Date	Maturity Date	Investment Type	Principal	Fair Value**
Western Europe (continued)
Casper Bidco SAS +, a	Cash 3.75% + E#	03/01/24	03/21/31	Senior	$6,305,908	$6,361,845
CD&R Firefly Bidco Limited +, a	Cash 6.00% + S>>	08/31/18	06/23/25	Senior	7,113,072	7,116,196
CD&R Firefly Bidco Limited +, a	Cash 5.75% + S>>	03/16/24	06/21/28	Senior	1,907,075	1,938,011
CEP V Investment 22 S.à.r.l. (Lux) +, a	PIK 8.25% + SFv	02/28/22	08/31/30	Mezzanine	8,008,804	8,008,804
CEP V Investment 22 S.à.r.l. (Lux) +, a	PIK 8.25% + E###	02/28/22	08/31/30	Mezzanine	1,119,808	1,090,720
Cidron Kuma 2 S.à.r.l. +, a	Cash 13.00% + E (0.50% Floor)####	01/01/21	02/28/26	Second Lien	1,353,600	1,203,303
Constellation Automotive Group Limited +, a	Cash 4.75% + S>>>	09/03/21	07/28/28	Senior	1,387,192	1,288,715
Constellation Automotive Limited +, a	Cash 7.50% + S>	10/18/21	07/30/29	Second Lien	1,372,084	1,290,058
Constellation BidCo GmbH +, a	Cash 5.25% + E##	10/26/22	06/27/29	Senior	26,760,488	28,650,479
Constellation HoldCo GmbH +, a, e	Cash 5.15% + E##	08/08/24	08/08/31	Senior	1,110,043	1,074,393
CTEC III GmbH +, a	Cash 3.50% + E##	03/29/18	03/16/29	Senior	14,737,672	14,137,143
DataCo AcquiCo GmbH +, a	Cash 6.00% + E###	01/26/24	01/31/31	Senior	9,473,132	9,296,595
Dorna Sports, S.L. +, a	Cash 3.25% + E###	06/25/24	03/30/29	Senior	5,374,619	5,410,537
Eagle Bidco Limited +, a	Cash 3.75% + E#	09/07/23	03/20/28	Senior	7,386,454	7,434,162
Europa University Education Group +, a	Cash 3.75% + E###	06/13/24	06/13/31	Senior	3,300,000	3,584,050
Financiere Astek +, a, e	Cash 6.50% + E##	04/25/24	04/25/31	Senior	1,913,950	1,907,659
Financiere Astek +, a	Cash 6.50% + E##	04/25/24	04/25/31	Senior	6,333,943	6,367,231
Financiere Mendel +, a	Cash 3.25% + SFvv	12/06/23	11/12/30	Senior	—	—
Froneri International Limited +, a, e	Cash 2.25% + SFv	07/05/24	01/29/27	Senior	3,979,221	3,959,504
Fusilli AcquiCo S.à.r.l. +, a	Cash 5.25% + E###	01/27/22	04/12/26	Senior	6,845,735	6,900,125
Grupo Iberica de Congelados, SA +, a	Cash 7.12% + E#	06/28/19	11/30/27	Senior	453,937	—
Grupo Iberica de Congelados, SA +, a	Cash 7.75% + E##	06/28/19	11/30/27	Senior	507,254	—
Gulfstream Bidco AS +, a	Cash 5.00% + SFvv	01/19/24	01/19/31	Senior	3,676,000	3,643,707
HomeVi SAS +, a	Cash 3.25% + E##	05/10/24	10/31/29	Senior	10,533,054	10,619,958
Hunter Douglas NV +, a	Cash 3.50% + SF (0.50% Floor)vv	03/07/22	02/26/29	Senior	7,905,892	7,596,257
Hunter Holdco 3 Limited +, a, e	Cash 4.25% + SF (0.50% Floor)vv	08/26/21	08/19/28	Senior	10,285,188	9,886,636
IGT Holding IV AB +, a	Cash 5.31% + SF (0.50% Floor)vv	07/21/21	03/31/28	Senior	1,824,000	1,828,560
Inception Finco S.à r.l. +, a	Cash 4.50% + SFvv	03/15/24	04/18/31	Senior	1,091,750	1,094,992
Ineos Quattro Holdings UK Limited +, a	Cash 3.75% + SFv	03/17/23	03/01/30	Senior	1,965,000	1,856,925
Infinity Bidco 1 Limited +, a	Cash 3.40% + E#	07/03/24	07/06/28	Senior	3,241,938	3,219,414
Lernen Bidco Ltd. +, a	Cash 4.25% + E###	06/16/23	04/24/29	Senior	6,523,196	6,507,969
Loire UK Midco 3 Limited +, a	Cash 3.75% + SF (0.75% Floor)vv	07/09/21	04/21/27	Senior	—	—
Lorca Holdco Limited +, a	Cash 3.50% + E###	07/02/24	03/25/31	Senior	11,600,226	14,351,410
Mar Bidco S.à.r.l. +, a	Cash 4.25% + SFvv	07/30/21	07/06/28	Senior	—	—
Matador Bidco S.à.r.l. +, a	Cash 4.25% + SFv	08/01/24	07/16/29	Senior	8,523,676	8,523,719
Nobel Bidco B.V. +, a	Cash 3.50% + E###	06/12/24	09/01/28	Senior	5,423,992	5,343,982
Nomad Foods Limited +, a	Cash 3.75% + SF (0.50% Floor)vvv	12/09/22	11/12/29	Senior	1,161,379	1,161,379
Nord Anglia Education PLC +, a	PIK 10.50%	01/13/25	01/13/33	Mezzanine	11,167,351	11,145,082
Nouryon Finance B.V. +, a	Cash 3.50% + E##	06/20/24	04/03/28	Senior	2,100,000	2,271,371
Nouryon Finance B.V. +, a	Cash 4.00% + SFvv	03/03/23	04/03/28	Senior	2,370,105	2,374,561
One Hotels GmbH +, a	Cash 4.50% + E##	06/12/24	04/02/31	Senior	6,725,751	6,730,660
PEARLS (Netherlands) Bidco B.V. +, a	Cash 4.00% + SFvvv	03/30/22	03/01/29	Senior	2,447,803	2,417,218

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2025 (continued)

Private Equity Investments (continued) Direct Investments * (continued) Direct Debt (continued)	Interest	Acquisition Date	Maturity Date	Investment Type	Principal	Fair Value**
Western Europe (continued)
PEARLS (Netherlands) Bidco B.V. +, a	Cash 4.00% + E##	06/06/24	02/26/29	Senior	$7,614,628	$7,521,605
Pegasus BidCo B.V. +, a	Cash 3.75% + SF (0.50% Floor)vv	02/14/24	07/12/29	Senior	6,950,009	6,950,009
Piolin II S.à.r.l. +, a	Cash 4.50% + E###	06/11/24	09/16/29	Senior	10,240,413	10,366,202
Planet US Buyer LLC +, a	Cash 3.50% + SFvv	02/20/24	02/07/31	Senior	2,878,250	2,873,760
Platin2025 Acquisition S.à.r.l. +, a	Cash 3.90% + E##	05/28/24	12/29/28	Senior	6,524,382	6,469,543
Rainbow Jvco Ltd. +, a	Cash 7.25% + E##; PIK 7.25%	02/24/22	02/24/30	Mezzanine	212,930	4,129
Rainbow UK Holdco Limited +, a	Cash 3.75% + E###	05/31/24	02/26/29	Senior	11,935,918	11,823,823
RC Acquisition II B.V. +, a	Cash 6.25% + E##	12/19/23	12/18/30	Senior	9,234,378	9,078,014
Rohm Holding GmbH +, a	Cash 4.50% + E### + PIK 0.25%	06/28/24	01/31/29	Senior	6,441,470	6,222,039
Sapphire Bidco B.V. +, a	Cash 3.00% + E##	05/25/18	05/03/28	Senior	2,271,578	2,159,452
Sevetys Invest +, a, e	Cash 6.25% + E##	12/16/22	08/03/29	Senior	17,672,953	17,632,378
Sigma Holdco B.V. +, a	Cash 4.75% + SFvvv	09/20/23	01/02/28	Senior	5,890,753	5,864,981
Sigma Holdco B.V. +, a	Cash 4.25% + SFvvv	08/26/24	01/03/28	Senior	2,970,266	7,031,685
Skywalker BidCo GmbH +, a	Cash 6.00% + E###	12/20/23	12/20/30	Senior	8,763,127	8,632,466
Starfruit Finco B.V. +, a, e	Cash 3.50% + SFvv	11/14/18	10/01/25	Senior	2,648,236	2,644,925
Summer (BC) Bidco B LLC +, a	Cash 5.00% + SF (0.75% Floor)vv	09/08/21	12/04/26	Senior	965,281	965,132
team.blue Finco S.à.r.l. +, a	Cash 3.20% + E#	06/25/21	03/27/28	Senior	11,959,050	11,566,068
TK Elevator Midco GmbH +, a	Cash 3.50% + SF (0.5% Floor)vvv	03/11/24	04/30/30	Senior	7,181,486	7,169,601
TMF Sapphire Bidco B.V. +, a	Cash 5.00% + SFvv	07/25/23	05/03/28	Senior	1,382,570	1,376,238
Virgin Media Bristol LLC +, a	Cash 3.25% + SFv	06/25/24	01/31/29	Senior	10,000,000	9,822,750
Virgin Media Bristol, LLC +, a	Cash 2.50% + SFv	02/07/18	01/31/28	Senior	5,486,250	5,363,930
ZF Invest +, a	Cash 3.475% + E##	06/04/24	07/12/28	Senior	5,222,419	5,162,363
Ziggo Financing Partnership +, a	Cash 2.50% + SFv	02/27/20	04/30/28	Senior	6,000,000	5,868,750
Total Western Europe (3.09%)						486,822,121

Total Direct Debt (8.94%)						$1,410,046,176

Total Direct Investments (63.82%)						$10,067,777,599

Secondary Investments *, c (16.94%)	Acquisition Date	Fair Value
Asia - Pacific (1.36%)
Affinity Asia Pacific Fund IV (No.2) L.P. +, a, e	09/30/24	$4,657,457
Archer Capital Fund 5 +, a, e	09/30/24	58,119
Bain Capital Asia Fund II, L.P. +, a, e	03/31/25	1,013,721
Baring Asia Private Equity Fund IV, L.P. +, a, e	11/24/09	1
Carlyle Asia Partners IV, L.P. +, a, e	12/31/24	1,618,711
Carlyle Asia Partners V, L.P. +, a, e	12/31/24	2,005,515
Crescent Capital Partners IV, LP +, a, e	09/30/24	38,196
CVC Capital Partners Asia Pacific III, L.P. +, a, e	01/11/13	246,272
CVC Capital Partners Asia Pacific IV, L.P. +, a, e	12/31/24	1,786,429
Hony Capital Fund VIII (Cayman), L.P. +, a, e	12/31/24	1,074,388
KKR Asian Fund III L.P. +, a, e	12/31/24	425,374
KV Asia Capital Fund I L.P. +, a, e	09/30/24	1,524,589
MBK Partners Colonel Fund, L.P. +, a, e	09/20/21	79,207,338
Navis Asia Fund VII, L.P. +, a, e	03/31/25	16,958,288
North Haven Private Equity Asia III, L.P. +, a, e	03/31/25	370,393
Primavera Capital Fund III L.P. +, a, e	12/31/24	1,382,779
The Baring Asia Private Equity Fund VII, L.P. +, a, e	03/31/24	5,243,446
Tiara CG Private Equity Fund 2017, L.P. +, a, e	03/31/25	12,243,269
Tiara CG Private Equity Fund 2019, L.P. +, a, e	03/31/25	25,368,422
Tiara CG Private Equity Fund 2019S, L.P. +, a, e	03/31/25	7,201,185

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2025 (continued)

Private Equity Investments (continued) Secondary Investments *, c (continued)	Acquisition Date	Fair Value
Asia - Pacific (continued)
TPG Asia VII (B), L.P. +, a, e	12/07/18	$16,422,400
TRG Growth Partnership (Offshore) II, L.P. +, a, e	08/02/10	17,050
TRG Growth Partnership (Offshore), L.P. +, a, e	08/02/10	1
TRG Growth Partnership II, L.P. +, a, e	07/08/10	41,996
Warburg Pincus China L.P. +, a	12/31/24	1,652,153
Yunfeng Capital Fund III, L.P. +, a, e	05/18/21	28,822,734
Yunfeng Capital Fund IV, L.P. +, a, e	05/31/21	5,219,077
Total Asia - Pacific (1.36%)		214,599,303

North America (11.64%)
Abingworth Bioventures V, L.P. +, a, e	06/30/12	1
ACP Investment Fund, L.P. +, a	09/30/24	133,418
APH Extended Value Fund H LP (US) +, a, e	12/13/24	33,157,420
Apollo Investment Fund IX, L.P. +, a, e	01/01/25	950,661
Apollo Investment Fund VI, L.P. +, a, e	01/01/25	315,613
Apollo Investment Fund VII, L.P. +, a, e	07/01/10	1
Apollo Overseas Partners (Delaware) VII, L.P. +, a, e	10/01/09	1
Ardian Co-Investment Fund IV +, a, e	12/31/24	4,988,340
Ares Corporate Opportunities Fund V, L.P. +, a, e	01/01/25	1,840,078
Ares PE Extended Value Fund, L.P. +, a, e	11/14/19	37,506,981
Arroyo Investors Fund IV, L.P. +, a, e	02/25/25	5,580,217
ASP SEC Exchange Fund II LP +, a, e	09/30/24	9,735,850
August Capital V Special Opportunities, L.P. +, a, e	10/01/24	76,894
Avenue Golden Continuation Fund PV, L.P. +, a, e	04/26/22	170,494,719
Bain Capital Fund VII, L.P. +, a	12/31/24	331,507
Bain Capital Fund X, L.P. +, a, e	06/30/11	3,306,323
Bain Capital Fund XI, L.P. +, a, e	12/31/24	529,350
Bain Capital Fund XII, L.P. +, a, e	12/31/24	1,117,021
Bain Capital Venture Fund 2009, L.P. +, a, e	09/30/24	58,871
Bain Capital Venture Fund 2012, L.P. +, a	09/30/24	1,843,774
Bain Capital VIII Coinvestment Fund, L.P. +, a, e	12/31/15	1
BC X Private Investors, L.P. +, a, e	12/31/24	452,279
BC XI Private Investor, L.P. +, a, e	12/31/24	1,396,319
Berkshire Fund VIII, L.P. +, a, e	09/03/21	14,042,265
Berkshire Fund VIII, L.P. +, a, e	09/30/24	751,865
Berkshire Fund X-A, L.P. +, a, e	09/03/21	21,802,514
Bertram Growth Capital II-A, L.P. +, a, e	09/30/15	1
Birch Hill Equity Partners (US) IV, LP +, a, e	01/13/25	949,275
Blackstone Capital Partners IV, L.P. +, a, e	03/31/25	11,465
Blackstone Capital Partners V, L.P. +, a, e	03/31/25	10,015
Blackstone Capital Partners VIII +, a, e	03/31/25	1,816,330
Carlyle Partners V, L.P. +, a, e	12/31/24	479,484
Carlyle Partners VII, L.P. +, a, e	02/15/23	31,075,618
Carlyle Partners VIII, L.P. +, a, e	03/10/23	5,389,204
Carlyle Syniverse Co-Investment, L.P. +, a	12/31/24	97,362
CCMP Capital Investors III, L.P. +, a, e	12/31/24	12,562
Centerbridge Seaport Acquisition Fund, L.P. +, a, e	05/12/22	134,001
Clayton, Dubilier & Rice Fund VIII, L.P. +, a, e	03/29/12	2
Clayton, Dubilier & Rice Fund X, L.P. +, a, e	12/31/24	1,045,154
Cortec Group Fund V, L.P. +, a, e	09/30/24	106
Court Square Capital Partners V +, a, e	12/20/24	—
DST Opportunities Access Offshore L.P. +, a, e	09/30/20	9,301,003
ECP Terra-Gen Growth Fund, L.P. +, a, e	03/23/21	24,788
EETF Sidecar, L.P. +, a, e	04/30/21	5,284,293
EnCap Energy Co-Investment Fund I-C, L.P. +, a, e	04/30/21	790,161

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2025 (continued)

Private Equity Investments (continued) Secondary Investments *, c (continued)	Acquisition Date	Fair Value
North America (continued)
EnCap Energy Transition Fund I, L.P. +, a, e	04/30/21	$1,889,711
Energy Capital Partners Credit Solutions II, L.P. +, a, e	02/03/21	2,646,208
Energy Capital Partners III, L.P. +, a, e	02/01/21	10,316,499
Fengate Everest Continuation Fund L.P. +, a, e	06/17/24	26,199,448
FFL Capital Partners IV +, a, e	12/31/24	1,101,174
FFL Parallel Fund CF, L.P. +, a, e	12/31/24	5,240,694
Frazier Healthcare VI, L.P. +, a	06/30/12	1
FS Equity Partners V, L.P. +, a, e	08/07/12	6
FullBloom +, a	07/17/19	1
GA Continuity Fund I L.P. (Bermuda) +, a, e	06/30/21	90,820,105
General Atlantic Investment Partners 2021, L.P. +, a, e	07/02/21	9,311,600
General Atlantic Investment Partners 2023, L.P. +, a, e	12/01/22	2,677,561
Genstar Capital Partners IX, L.P. +, a, e	03/31/24	2,718,077
Genstar Capital Partners V, L.P. +, a, e	09/30/15	1
Genstar IX Opportunities Fund I +, a, e	03/31/24	1,339,170
Gores Capital Partners III, L.P. +, a, e	01/01/25	148,052
Green Equity Investors Side CF, L.P. +, a, e	04/16/21	46,986,232
Gridiron Energy Feeder I, L.P. +, a, e	05/15/17	36,119,837
Gridiron Energy, LLC +, a	10/01/24	18,437,834
Gryphon Partners 3.5, L.P. +, a, e	05/21/13	66,069
Gryphon Partners IV L.P. +, a, e	02/08/16	14,325,478
H.I.G. Bayside Debt & LBO Fund II, L.P. +, a, e	12/30/10	120,183
Icon Partners IV, L.P. +, a, e	05/26/21	34,677,843
Icon Partners V, L.P. +, a, e	12/27/21	102,612,997
Index Ventures Life VI (Jersey), L.P. +, a, e	09/30/24	570,684
Insight Venture Partners Continuation Fund, L.P. +, a, e	09/09/19	51,898,337
Investcorp Technology Partners III (Cayman), L.P. +, a, e	08/19/11	1
J.C. Flowers III-B L.P. +, a, e	12/31/24	39,298
J.C. Flowers IV L.P. +, a, e	12/31/24	935,092
JVP International 2019E, L.P. +, a	12/31/24	1,430,494
JVP Media V, L.P. +, a	12/31/24	882,770
JVP VII Opportunity, L.P. +, a, e	12/31/24	3,890,093
KKR Americas Fund XII (EEA) L.P. +, a, e	12/31/24	2,422,383
KKR Associates Indigo Equity Partners, L.P. +, a	06/09/22	140,391,316
KSL Capital Partners CV I, L.P. +, a, e	05/23/22	62,413,813
Lee Equity Partners II, L.P. +, a, e	06/30/17	5,664,683
Lee Equity Partners Realization Fund, L.P. +, a	06/30/17	3,121,331
LEP Captive Co-Invest II, L.P. +, a	07/01/22	18,928,283
LS Power Equity Partners III Feeder 1, L.P. +, a, e	01/01/25	6,525,497
Madison Dearborn Capital Partners V, L.P. +, a, e	03/31/11	4
Madison Dearborn Capital Partners VIII, L.P. +, a, e	03/15/21	9,882,043
Mainsail Partners III, L.P. +, a, e	09/30/24	250,718
Marlin Equity III, L.P. +, a, e	09/30/24	29,446
Mesa Natural Gas Solutions +, a, e	02/25/25	9,806,786
MidOcean Partners III, L.P. +, a, e	06/30/11	1
MidOcean Partners V, L.P. +, a, e	12/31/24	1,464,005
Monomoy Capital Partners II, L.P. +, a, e	09/30/15	128,941
New Enterprise Associates 14, L.P. +, a, e	10/01/24	6,308,411
New Enterprise Associates 17, L.P. +, a, e	09/30/20	7,109,499
New Mountain Capital V, L.P. +, a, e	12/31/24	615,222
NewView Capital Fund I, L.P. +, a, e	01/01/25	9,343,464
NGP Natural Resources X, L.P. +, a, e	09/30/24	281,914
Northgate Growth Fund, L.P. +, a	12/20/19	8,210,170
Northlane Capital Partners II LP +, a, e	12/31/24	2,692,583
NVP VIII PG, L.P. +, a, e	05/31/19	84,925,889

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2025 (continued)

Private Equity Investments (continued) Secondary Investments *, c (continued)	Acquisition Date	Fair Value
North America (continued)
Oak Investment Partners XII, L.P. +, a	06/28/12	$1,035
Oaktree Opportunities Fund Xb, L.P. +, a, e	01/01/25	1,770,116
Onex Partners V LP +, a, e	12/31/24	2,270,523
Overbay Capital Partners 2024 Fund Aggregator (AIV IV) LP +, a, e	12/31/24	18,259,949
Overbay Capital Partners 2024 Fund Offshore LP +, a, e	12/31/24	12,311,594
Palladium Equity Partners III, L.P. +, a, e	08/02/10	1
Performance Venture Capital Reinvestment Fund, L.P. +, a, e	03/12/25	99,323,882
PlayCore CV, L.P. +, a, e	11/21/24	18,539,820
Providence Equity Partners IV, L.P. +, a, e	06/30/11	8,915
Providence Equity Partners V, L.P. +, a, e	06/30/11	1
Providence Equity Partners VI -A, L.P. +, a, e	01/01/25	15,549
Providence Equity Partners VI-A, L.P. +, a, e	06/30/11	4,392
Providence Equity Partners VII-A, L.P. +, a, e	06/30/13	1
PT2, L.P. +, a, e	12/21/21	12,822,809
Redpoint Omega II, L.P. +, a	09/30/24	1,658,314
Redpoint Ventures IV, L.P. +, a	09/30/24	596,448
Revelstoke EPIC Fund I, L.P. +, a, e	11/20/19	66,492,018
Riverstone Global Energy and Power Fund VI, L.P. +, a, e	01/01/25	648,838
RoundTable Healthcare Partners III, L.P. +, a, e	09/30/24	913,032
Samson Partners, L.P. +, a, e	12/21/20	52,065,152
Sigma Partners 6, L.P. +, a	09/30/24	654,129
Sigma Partners 7, L.P. +, a	09/30/24	189,123
Sigma Partners 8, L.P. +, a	09/30/24	650,334
Silver Lake Partners III, L.P. +, a, e	03/31/13	844,388
Silver Lake Partners V, L.P. +, a, e	09/30/20	9,907,812
Silver Lake Partners VI, L.P. +, a, e	09/30/22	43,977,586
SL SPV-1, L.P. +, a	12/01/17	5
SL SPV-2, L.P. +, a	06/30/10	6,160,754
Sterling Capital Partners IV, L.P. +, a, e	12/01/24	270,606
Sterling Partners - Small Market Growth 2009, L.P. +, a, e	12/01/24	338,651
STG IV, L.P. +, a, e	09/30/24	233,704
Summit Partners Growth Equity Fund IX-B, L.P. +, a, e	12/31/24	1,262,233
Summit Partners Growth Equity Fund VIII-B, L.P. +, a, e	12/31/24	274,300
Summit Partners Venture Capital Fund III-B, L.P. +, a, e	12/31/24	284,844
Sun Capital Partners V, L.P. +, a, e	09/30/13	—
SV Life Sciences Fund IV CF, L.P. +, a, e	12/31/24	3,882,805
SV Life Sciences Fund IV, L.P. +, a, e	12/31/24	76,315
TA Atlantic & Pacific VI, L.P. +, a, e	09/30/15	49,935
TA Atlantic and Pacific VII-A L.P. +, a, e	09/30/24	2,946,670
TA Subordinated Debt Fund III, L.P. +, a, e	09/30/24	13,531
TA XI, L.P. +, a, e	09/30/15	715,685
TCV VII (A), L.P. +, a, e	09/30/13	1
Thomas H. Lee Parallel (Cayman) Fund VII, L.P. +, a, e	01/01/25	3,783,485
Thomas H. Lee Parallel Fund VII, L.P. +, a, e	01/01/25	1,334,225
Thomas H. Lee Parallel Fund VIII, L.P. +, a, e	01/01/25	1,118,329
TorQuest Partners Fund (U.S.) II, L.P. +, a, e	09/30/15	200,661
TPG Healthcare Partners, L.P. +, a, e	04/01/24	3,320,520
TPG Partners V, L.P. +, a, e	07/11/11	1
TPG Partners VI, L.P. +, a, e	12/31/12	239,105
TPG Partners VII, L.P. +, a, e	01/01/25	10,282,148
TPG Partners VIII, L.P. +, a, e	04/01/24	15,724,930
Trident VIII, L.P. +, a, e	09/30/22	31,626,063
Trinity Ventures 2024, L.P. +, a, e	12/20/24	53,782,133
Trivest Fund V, L.P. +, a, e	10/01/24	1,296,781
TSCP CV II, L.P. +, a, e	09/09/24	21,182

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2025 (continued)

Private Equity Investments (continued) Secondary Investments *, c (continued)	Acquisition Date	Fair Value
North America (continued)
TSCP CV II, L.P. +, a	09/09/24	$4,890,426
Vector Capital V, L.P. +, a, e	02/26/25	21,271,250
Vector Capital VI, L.P. +, a, e	02/26/25	1,736,799
Vista Equity Partners Fund VII, L.P. +, a, e	01/01/25	1,246,309
Vistria Fund III, L.P. +, a, e	07/29/19	14,071,492
Vistria Fund IV, L.P. +, a, e	10/01/22	44,357,034
Vistria Fund V, L.P. +, a, e	03/31/23	3,603,067
Warburg Pincus Global Growth, L.P. +, a, e	12/31/24	4,465,281
Warburg Pincus Private Equity X, L.P. +, a	09/28/12	202,917
Warburg Pincus Private Equity XI, L.P. +, a	01/01/25	293,486
Warburg Pincus Private Equity XII, L.P. +, a, e	03/31/25	9,967,830
Welsh, Carson, Anderson & Stowe XI, L.P. +, a	09/30/24	5,438
Welsh, Carson, Anderson & Stowe XII, L.P. +, a, e	12/31/18	26,650,007
Welsh, Carson, Anderson & Stowe XIII, L.P. +, a, e	12/20/18	5,008,495
Total North America (11.64%)		1,835,686,253

Rest of World (0.24%)
Advent Latin American Private Equity Fund V, L.P. +, a, e	10/01/24	838,167
Advent Latin American Private Equity Fund VI-B L.P. +, a, e	03/31/25	11,813,411
Advent Latin American Private Equity Fund VII-A SCSp +, a, e	03/31/25	16,579,573
Carlyle Global Financial Services Partners III, L.P. +, a, e	12/31/24	2,896,253
NG Capital Partners I, L.P. +, a, e	12/31/24	1
Pitango Venture Capital Fund VI L.P. +, a, e	09/30/24	5,875,299
Victoria South American Partners II, L.P. +, a, e	09/30/24	506,858
Total Rest of World (0.24%)		38,509,562

Western Europe (3.70%)
3i Eurofund Vb, L.P. +, a	09/30/09	4,922
3i Growth Capital B, L.P. +, a, e	10/01/14	1
Abingworth Bioventures III, L.P. +, a, e	09/30/15	3,668
Abingworth Bioventures V Co-Investment Growth Equity Fund, L.P. +, a, e	06/30/12	1
Abingworth Bioventures VI LP +, a, e	10/01/24	375,142
Advent International GPE IX-A +, a, e	12/31/24	2,461,462
Advent International GPE VI, L.P. +, a	09/30/10	320,663
Advent International GPE VI, L.P. +, a, e	10/01/24	130,305
Advent International GPE VII-E, L.P. +, a, e	10/01/24	459,933
Alchemy Special Opportunities Fund II L.P. +, a, e	09/30/24	419,672
Aparca8 Capital Estacionamientos, S.C.R., S.A. +, a, e	12/15/23	9,156,965
Apax Europe VI - A, L.P. +, a, e	07/01/11	33,827
Apax Europe VII - B, L.P. +, a, e	04/30/11	9,434
APAX Europe VII - B, L.P. +, a, e	10/01/24	50,788
Apax IX USD (Feeder) L.P. +, a, e	01/01/25	1,334,339
Apax VIII - A L.P. +, a, e	01/01/25	358,747
Apax X USD L.P. +, a, e	01/01/25	2,076,748
Astorg IQ-EQ Fund SCSp +, a, e	01/13/22	28,926,833
Astorg V FCPR +, a	09/30/15	9,144
Astorg V FCPR +, a, e	09/30/24	8,842
August Capital V, L.P. +, a, e	10/01/24	405,264
Bain Capital Europe Fund III, L.P. +, a, e	03/31/25	481
Bain Capital Europe Fund V, SCSp +, a, e	12/31/24	1,655,911
BC European Capital IX, L.P. +, a, e	09/30/14	1,178,420
BC European Capital X LP +, a, e	12/31/24	2,031,988
Carlyle Europe Partners II, L.P. +, a, e	12/28/12	29,696
Carlyle Europe Partners III, L.P. +, a, e	12/28/12	145,193
Carlyle Europe Partners IV, L.P. +, a, e	12/31/24	6,127,775

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2025 (continued)

Private Equity Investments (continued) Secondary Investments *, c (continued)	Acquisition Date	Fair Value
Western Europe (continued)
Carlyle Europe Partners V, L.P. +, a, e	12/31/24	$1,631,940
CCP IX L.P. No.2 +, a	09/30/14	2
CD&R Value Building Partners I, L.P. +, a	12/17/21	61,004,807
Charterhouse Capital Partners IX +, a, e	09/30/24	19,444
Charterhouse Capital Partners X L.P. +, a, e	12/31/24	6,266,322
CVC Capital Partners Pachelbel (A) SCSp +, a, e	07/08/24	1,956,107
CVC Capital Partners VII L.P. +, a, e	03/31/24	14,862,565
CVC Capital Partners VIII, L.P. +, a, e	03/31/24	12,733,295
CVC European Equity Partners III L.P. +, a, e	12/31/24	428,124
CVC European Equity Partners V, L.P. +, a, e	12/28/12	1
Daiwa ICP European Infrastructure 1, L.P. +, a, e	12/22/22	66,273,309
DBAG Fund VI (Guernsey) L.P. +, a, e	09/30/24	390,584
Elvaston Capital Fund V +, a, e	03/31/25	18,552,656
EPIC I-b Fund SLP +, a, e	11/30/20	27,289,717
EQT IX, L.P. (EUR) +, a, e	03/31/25	34,217,073
ESP Golden Bear Europe Fund +, a, e	12/31/16	391,347
Eurazeo Capital IV B SCSp +, a, e	12/31/24	8,542,369
F2i III +, a, e	07/01/24	7,228,191
Fourth Cinven Fund, L.P. +, a, e	04/16/10	589
France Special Situations Fund I FPCI +, a, e	10/01/24	183,154
G Square Capital I +, a	12/01/24	1,210
Galileo III FCPR +, a, e	09/30/15	29,472
Graphite Capital Partners VII, L.P. +, a, e	09/30/15	240,003
HitecVision Asset Solutions, L.P. +, a, e	09/30/24	3,518
HitecVision SpringPoint L.P. +, a, e	09/30/24	2,239
HitecVision V, L.P. +, a, e	09/30/24	5,253
HitecVision VI, L.P. +, a, e	09/30/24	1,408,199
Index Ventures Growth II (Jersey), L.P. +, a	09/30/24	1,197,032
Index Ventures VI (Jersey), L.P. +, a, e	09/30/24	10,258,698
Industrial Opportunity Partners II, L.P. +, a, e	09/30/24	167,081
Investindustrial V L.P. +, a, e	09/30/24	1,122,088
Italian Private Equity Fund IV, L.P. +, a, e	01/29/16	3,840
KKR European Fund III, L.P. +, a, e	11/01/10	42,295
KKR European Fund III, L.P. (USD) +, a, e	12/31/24	478,676
KKR European Fund IV (EEA) L.P. +, a, e	12/31/24	15,441,620
KKR European Fund V (EUR) SCSp +, a, e	12/31/24	4,024,569
L Capital 3 FPCI +, a, e	12/02/24	428,955
Latour Capital I +, a	12/31/24	76,346
Living Bridge 5 L.P. +, a, e	10/01/24	599,146
Montagu III, L.P. +, a, e	12/09/09	1
Montagu V L.P. +, a, e	12/31/24	2,916,066
Montagu+ SCSp +, a, e	12/06/21	70,566,587
Oaktree European Principal Fund IV Feeder (Cayman), L.P. +, a, e	01/01/25	974,153
PAI Europe VI, L.P. +, a, e	12/31/24	2,411,295
PAI Europe VII-1 +, a, e	12/31/24	504,642
Permira Europe II, L.P. +, a	11/29/13	4,558
Permira Europe III, L.P. +, a	09/30/13	2,296
Permira Europe III, L.P. +, a, e	01/01/25	50,593
Permira VI L.P. 1 +, a, e	01/01/25	2,163,032
Permira VII L.P. +, a, e	09/29/22	43,454,741
Permira VIII SCSp +, a, e	03/30/25	10,869,391
Phoenix Equity Partners 2010 LP +, a	09/30/24	4,583
Piper Private Equity Fund V L.P. +, a, e	10/01/24	151,050
Prime Ventures IV C.V. +, a, e	09/30/24	1,599,108
PSC III G, LP +, a, e	12/31/24	4,916,276

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2025 (continued)

Private Equity Investments (continued) Secondary Investments *, c (continued)	Acquisition Date	Fair Value
Western Europe (continued)
Rivean Special Opportunity Fund I Coöperatief U.A. +, a, e	11/29/22	$23,571,160
Riverside Europe Fund IV, L.P. +, a, e	09/30/14	1
Sixth Cinven Fund (No.2) Limited Partnership +, a, e	03/31/24	3,582,729
STG Alternative Investments S.C.A. SICAV-RAIF +, a, e	09/17/21	32,982,962
Summit Partners Europe Private Equity Fund, L.P. +, a, e	03/31/25	1
TDR Capital III ‘B’ L.P. +, a, e	10/01/24	2,720,560
The Seventh Cinven Fund, L.P. +, a, e	03/31/24	10,814,242
Trilantic Capital Partners V (Europe) S.C.A., SICAR +, a, e	11/20/20	5,936,358
Trilantic Europe VI SCSp +, a, e	12/10/20	3,922,032
Turkish Private Equity Fund III L.P. +, a, e	09/30/24	3,701,466
WPEF V Feeder LP +, a, e	01/01/25	98,826
Total Western Europe (3.70%)		583,136,709

Total Secondary Investments (16.94%)		$2,671,931,827

Primary Investments *, c (13.96%)
Asia - Pacific (0.88%)
Bain Capital Asia V, L.P. +, a, e	09/01/23	466,431
Baring Asia Private Equity Fund V, L.P. +, a, e	12/01/10	222,195
BGH Capital Fund I +, a, e	03/01/18	18,022,204
BGH Capital VCLP II +, a, e	02/01/22	508,456
CPEChina Fund III, L.P. +, a, e	03/28/18	31,995,276
CVC Capital Partners Asia VI L.P. +, a, e	12/23/22	585,278
Hony Capital Fund VIII, L.P. +, a, e	10/30/15	9,029,988
Hony Capital Partners V, L.P. +, a, e	12/15/11	2,275,093
J-STAR No.4-C, L.P. +, a, e	08/02/19	13,594,524
J-STAR No.5-B, L.P. +, a, e	02/28/22	4,279,967
Kedaara Capital Growth Fund IV +, a, e	04/03/24	204,161
Kedaara Capital III Limited +, a, e	06/17/21	7,242,300
KKR Asian Fund IV SCSp +, a, e	05/29/20	4,594,333
Primavera Capital Fund III L.P. +, a, e	05/09/18	11,621,939
Primavera Capital Fund IV, L.P. +, a, e	05/20/21	4,990,914
Southern Capital Fund IV L.P. +, a, e	01/26/18	5,018,026
The Baring Asia Private Equity Fund VII, L.P. +, a, e	07/10/18	8,813,977
Tiara CG Private Equity Fund 2024, L.P. +, a, e	11/29/24	27,621
TPG ASIA VIII (B), L.P. +, a, e	07/01/22	6,998,300
Trustbridge Partners VI, L.P. +, a, e	04/12/18	7,954,238
Total Asia - Pacific (0.88%)		138,445,221

North America (8.40%)
Advent Global Technology, L.P. +, a, e	06/25/19	3,080,502
AEA Investors Fund VII L.P. +, a, e	02/08/19	3,574,268
American Industrial Partners Capital Fund VII, L.P. +, a, e	03/29/19	28,195,718
American Industrial Partners Capital Fund VIII, L.P. +, a, e	07/10/23	469,260
Apollo Investment Fund IX, L.P +, a, e	06/01/17	33,366,669
Apollo Investment Fund VIII, L.P. +, a, e	06/28/13	2,586,963
Ares Corporate Opportunities Fund IV, L.P. +, a, e	04/19/12	1,604,325
Ares Corporate Opportunities Fund V, L.P. +, a, e	12/28/15	9,279,121
Ares Corporate Opportunities Fund VI, L.P. +, a, e	06/02/20	2,777,714
Avista Capital Partners II, L.P. +, a, e	01/01/14	1
Bain Capital Fund XII, L.P. +, a, e	06/30/17	16,429,532
Bain Capital Fund XIII, L.P. +, a, e	08/07/20	18,953,008
Baring Asia Private Equity Fund IX, L.P. +, a, e	12/23/24	—
Barings Transportation Fund, L.P. +, a, e	09/23/21	11,166,897
Berkshire Fund IX, L.P. +, a, e	03/18/16	14,064,686

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2025 (continued)

Private Equity Investments (continued) Primary Investments *, c (continued)	Acquisition Date	Fair Value
North America (continued)
Berkshire Fund XI-TE, L.P. +, a, e	12/18/23	$—
Caltius Partners V-A, L.P. +, a, e	12/02/14	6,005,034
Carlyle Partners VII, L.P. +, a, e	11/29/17	56,433,709
Carlyle Partners VIII, L.P. +, a, e	09/10/21	6,376,012
Centerbridge Seaport Acquisition Fund, L.P. +, a	04/27/22	1,051,907
Clayton, Dubilier & Rice Fund IX, L.P. +, a, e	07/31/13	5,630,309
Clayton, Dubilier & Rice Fund X, L.P. +, a, e	12/13/16	18,534,829
Clayton, Dubilier & Rice Fund XI, L.P. +, a, e	05/15/20	19,460,430
Clayton, Dubilier & Rice Fund XII, L.P. +, a, e	09/02/22	8,472,441
Clearlake Capital Partners V, L.P. +, a, e	12/15/17	30,158,572
Clearlake Capital Partners VI, L.P. +, a, e	12/10/19	21,619,332
Clearlake Capital Partners VII, L.P. +, a, e	09/23/21	11,464,514
Clearlake Capital Partners VIII, L.P. +, a, e	04/05/24	1,144,969
Crescent Mezzanine Partners VI, L.P. +, a, e	03/30/12	278,091
Cressey & Company Fund VII-A L.P. +, a, e	06/30/22	1,060,757
ECP V, LP +, a, e	08/19/22	3,698,545
Frazier Healthcare Growth Buyout Fund X, L.P. +, a, e	03/10/21	12,688,930
Frazier Healthcare Growth Buyout Fund XI, L.P. +, a, e	09/20/24	—
Genstar AMBA CV, L.P. +, a	04/01/23	587,807
Genstar Capital Partners IX, L.P. +, a, e	02/21/19	24,077,183
Genstar Capital Partners VI, L.P. +, a, e	09/01/12	207,665
Genstar Capital Partners VII, L.P. +, a, e	06/26/15	5,819,383
Genstar Capital Partners VIII, L.P. +, a, e	03/23/17	33,585,905
Genstar Capital Partners X, L.P. +, a, e	04/01/21	11,295,949
Genstar Capital Partners XI, L.P. +, a, e	04/26/23	776,069
Genstar X Opportunities Fund, L.P. +, a, e	08/13/21	2,728,436
Genstar XI Opportunities Fund, L.P. +, a, e	04/26/23	607,781
GHO Capital IV +, a, e	12/27/24	—
GI Data Infrastructure Fund II LP +, a, e	01/27/23	1,792,559
GoldPoint Mezzanine Partners IV, L.P. +, a, e	12/30/15	5,561,053
Green Equity Investors IX, L.P. +, a, e	03/01/22	9,789,878
Green Equity Investors Side VIII, L.P. +, a, e	10/18/19	37,693,896
Gryphon Heritage Partners, L.P. +, a, e	12/17/20	5,644,111
Gryphon Partners V, L.P. +, a, e	02/23/18	8,667,090
Gryphon Partners VI, L.P. +, a, e	12/17/20	8,637,450
Harvest Partners IX, L.P. +, a, e	09/24/21	6,179,154
Harvest Partners VII, L.P. +, a, e	12/14/15	9,764,027
Harvest Partners VIII, L.P. +, a, e	12/19/18	19,992,191
Hellman & Friedman Capital Partners VII, L.P. +, a, e	06/30/14	1
Hellman & Friedman Capital Partners X, L.P. +, a, e	05/10/21	12,786,114
Hellman & Friedman Capital Partners XI, LP +, a, e	03/31/23	—
Hg Saturn 4 L.P. +, a, e	03/01/25	—
HGGC Fund IV, L.P. +, a, e	04/08/22	2,560,705
Icon Partners IV, L.P. +, a, e	09/01/21	5,913,791
Icon Partners V, L.P. +, a, e	12/27/21	10,086,420
Impilo Healthcare AB +, a, e	02/28/25	—
Insight Partners XII (Co-Investors), L.P. +, a, e	05/14/21	2,114,114
Insight Partners XIII, L.P. +, a, e	12/23/22	1,487,487
Insight Venture Partners X, L.P. +, a, e	07/06/18	14,044,686
Insight Venture Partners XI, L.P. +, a, e	12/17/19	7,444,116
Insight Ventures Partners XII, L.P. +, a, e	05/14/21	6,693,345
Jade Equity Investors II, L.P. +, a, e	03/01/22	1,020,948
K6 Private Investors, L.P. +, a, e	06/28/24	—
Khosla Ventures VIII, L.P. +, a, e	01/06/23	1,081,197
KKR Americas Fund XII L.P. +, a, e	01/31/18	30,426,359

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2025 (continued)

Private Equity Investments (continued) Primary Investments *, c (continued)	Acquisition Date	Fair Value
North America (continued)
KKR Associates Indigo Equity Partners, L.P. +, a	10/01/22	$2,066,807
KKR North America Fund XI, L.P. +, a, e	02/01/12	3,780,622
KKR North America Fund XIII, SCSP +, a, e	04/06/21	8,596,150
KKR North America Fund XIV +, a, e	12/19/24	—
Kleiner Perkins Caufield & Byers XIX LLC +, a, e	03/05/20	13,436,623
Kleiner Perkins Select Fund III, LLC +, a, e	06/28/24	1,283,750
KLEINER PERKINS XXI, LLC +, a, e	06/28/24	1,202,500
Kohlberg TE Investors IX, L.P. +, a, e	12/20/19	26,444,717
Kohlberg TE Investors VIII, L.P. +, a, e	08/04/16	23,719,525
Kohlberg TE Investors X, L.P. +, a, e	10/06/23	231,036
Lee Equity Partners IV, L.P. +, a, e	06/28/24	4,824,026
Leeds Equity Partners VI, L.P. +, a, e	11/25/16	17,185,730
Lerer Hippeau Select Fund III, L.P. +, a, e	12/20/19	6,208,746
Lerer Hippeau VII, L.P. +, a, e	12/20/19	3,469,647
Lux Total Opportunities, L.P. +, a, e	05/28/21	3,385,763
Lux Ventures VII, L.P. +, a, e	05/28/21	1,450,109
Lux Ventures VIII, L.P. +, a, e	04/03/23	2,170,705
Madison Dearborn Capital Partners VIII, L.P. +, a, e	03/20/20	9,366,868
Mayfield Select III, L.P. +, a, e	05/01/23	—
Mayfield XVII, L.P. +, a, e	05/01/23	163,149
Nautic Partners IX-A, L.P. +, a, e	03/12/19	8,507,323
Nautic Partners VII-A, L.P. +, a, e	06/27/14	2,101,200
Nautic Partners X-A, L.P. +, a, e	07/19/21	10,513,134
Nautic Partners XI-A, L.P. +, a, e	06/21/24	—
NEA 18 Venture Growth Equity, L.P. +, a, e	12/22/21	2,616,117
New Enterprise Associates 14, L.P. +, a, e	05/04/12	6,530,649
New Enterprise Associates 17, L.P. +, a, e	06/06/19	8,958,821
New Enterprise Associates 18, L.P. +, a, e	12/22/21	2,547,765
New Mountain Capital V, L.P. +, a, e	06/29/17	22,126,606
New Mountain Partners VI, L.P. +, a, e	10/16/20	24,824,000
New Mountain Partners VII, L.P. +, a, e	04/06/23	1,020,617
NexPhase Capital Fund III-A, L.P. +, a, e	09/01/16	12,338,272
NexPhase Capital Fund V, L.P. +, a, e	08/04/23	83,282
Nordic Capital Evolution II +, a, e	12/14/24	—
Oak Hill Capital Partners IV, L.P. +, a, e	04/28/17	5,198,154
Oak Hill Capital Partners V, L.P. +, a, e	12/21/18	37,114,179
Oak Hill Capital Partners VI, L.P. +, a, e	02/25/22	3,264,272
Oakley Capital Private Equity Fund VI +, a, e	03/21/25	—
Pamlico Capital V, L.P. +, a, e	02/03/20	4,403,036
Pamlico Capital VI, L.P. +, a, e	12/17/24	—
PennantPark Credit Opportunities Fund II, L.P. +, a, e	08/03/12	719,566
Revelstoke Capital Partners Fund III, L.P +, a, e	02/23/22	6,362,592
Silver Lake Partners IV, L.P. +, a, e	07/30/12	10,582,266
Silver Lake Partners V, L.P. +, a, e	03/31/17	42,900,922
Silver Lake Partners VI, L.P. +, a, e	06/04/20	7,540,587
Silver Lake Partners VII, L.P. +, a, e	05/26/22	5,395,366
Spark Capital Growth Fund IV, L.P. +, a, e	10/14/21	6,829,643
Spark Capital Growth Fund V, L.P. +, a, e	02/29/24	558,447
Spark Capital VII, L.P. +, a, e	10/14/21	3,273,164
Spark Capital VIII, L.P. +, a, e	02/29/24	222,889
Sumeru Equity Partners Fund, L.P. +, a, e	04/27/15	3,665,411
Summit Partners Growth Equity Fund XI, L.P. +, a, e	10/01/21	2,178,882
Summit Partners Growth Equity Fund XII, L.P. +, a, e	10/01/24	—
TA Select Opportunities Fund II-B, L.P. +, a, e	05/27/21	2,780,386
TA XIII-B, L.P. +, a, e	05/02/19	17,864,752

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2025 (continued)

Private Equity Investments (continued) Primary Investments *, c (continued)	Acquisition Date	Fair Value
North America (continued)
TA XIV-B, L.P. +, a, e	05/27/21	$11,213,153
TCV X, L.P. +, a, e	08/31/18	14,375,322
TCV XI (A), L.P. +, a, e	10/02/20	9,114,729
The Veritas Capital Fund IX, L.P. +, a, e	07/01/24	57,612
Thompson Street Capital Partners IV, L.P. +, a, e	12/10/15	6,334,591
Thompson Street Capital Partners V, L.P. +, a, e	05/04/18	9,037,731
Thompson Street Capital Partners VI, L.P. +, a, e	06/11/21	12,422,988
TPG Partners IX, L.P. +, a, e	12/23/22	1,180,198
TPG Partners VII, L.P. +, a, e	03/01/16	4,322,751
TPG Partners VIII, L.P. +, a, e	01/31/19	11,626,571
Trident IX, L.P. +, a, e	11/19/21	15,697,370
Trident VII, L.P. +, a, e	09/22/16	36,724,122
Trident VIII, L.P. +, a, e	04/05/19	25,548,671
Trident X, L.P. +, a, e	05/23/24	—
Vista Equity Partners Fund VII, L.P. +, a, e	08/31/18	20,949,551
Vista Equity Partners Fund VIII, L.P. +, a, e	04/28/22	16,029,831
Vistria Fund II, L.P. +, a, e	12/19/17	12,217,043
Vistria Fund III, L.P. +, a, e	06/19/19	14,071,492
Vistria Fund IV, L.P. +, a, e	03/31/21	15,925,858
Vistria Fund V, L.P. +, a, e	10/31/23	623,606
Warburg Pincus Global Growth 14, L.P. +, a, e	01/31/22	6,927,565
Warburg Pincus Global Growth, L.P. +, a, e	11/20/18	11,239,784
Welsh, Carson, Anderson & Stowe XII, L.P. +, a	12/19/14	6,821,042
Welsh, Carson, Anderson & Stowe XIII, L.P. +, a, e	12/20/18	18,030,584
Welsh, Carson, Anderson & Stowe XIV, L.P. +, a, e	01/19/22	1,970,350
West Street Offshore Infrastructure Partners IV +, a, e	11/02/22	8,615,212
Windjammer Senior Equity Fund IV, L.P. +, a, e	02/06/13	3,188,736
Total North America (8.40%)		1,324,969,151

Rest of World (0.55%)
Advent Latin American Private Equity Fund VI-H L.P. +, a, e	10/17/14	8,282,184
Patria - Brazilian Private Equity Fund IV, L.P. +, a, e	06/30/11	3,191,066
Polish Enterprise Fund VIII, L.P. +, a, e	09/15/17	75,513,120
Total Rest of World (0.55%)		86,986,370

Western Europe (4.13%)
Adagia Capital Europe S.L.P. +, a, e	06/01/21	6,637,046
Advent International GPE IX-C, L.P. +, a, e	05/31/19	26,843,500
Advent International GPE VII-B, L.P. +, a, e	07/01/12	1,256,592
Advent International GPE VIII-C, L.P +, a, e	03/22/16	7,903,446
Advent International GPE X (USD) +, a, e	05/31/22	10,962,724
Apax X USD L.P. +, a, e	07/16/19	20,945,503
APAX XI USD L.P. +, a, e	06/30/22	7,809,062
Astorg Mid-Cap +, a, e	02/22/21	4,449,920
Astorg VI, FCPI +, a, e	06/30/16	3,511,790
Astorg VIII S.à.r.l. +, a, e	12/17/21	7,600,947
Axcel VI K/S +, a, e	02/21/20	27,282,897
Axcel VII K/S +, a, e	05/17/23	332,229
Bain Capital Europe Fund IV, L.P. +, a, e	09/01/14	2,766,699
Bain Capital Europe Fund VI, SCSp +, a, e	06/30/22	2,435,167
BC Partners XI, L.P. +, a, e	12/18/20	23,597,429
Bregal Unternehmerkapital IV-A SCSP +, a, e	05/23/24	611,019
CapVest Equity Partners III B, L.P. +, a, e	08/30/13	15,799
Capvis Equity V L.P. +, a, e	01/17/18	20,388,574
Carlyle Europe Partners IV, L.P. +, a, e	08/27/13	1

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2025 (continued)

Private Equity Investments (continued) Primary Investments *, c (continued)	Acquisition Date	Fair Value
Western Europe (continued)
Carlyle Europe Partners V, L.P. +, a, e	04/23/18	$7,006,274
CD&R Value Building Partners I, L.P. +, a	12/17/21	7,588,121
Charterhouse Capital Partners XI +, a, e	11/26/21	5,599,110
CVC Capital Partners IX L.P. +, a, e	05/12/23	144,633
CVC Capital Partners VI (A) L.P. +, a, e	07/05/13	5,673,802
CVC Capital Partners VIII, L.P. +, a, e	06/19/20	2,310,816
DPE Deutschland IV +, a, e	08/24/20	4,349,997
EPIC Fund III, SLP +, a, e	06/25/24	1,330,334
EQT IX, L.P. (USD) +, a, e	05/15/20	22,672,267
EQT Mid-Market (No.1) Feeder L.P. +, a, e	07/01/16	10,969,533
EQT X, L.P. (USD) +, a, e	04/28/22	9,057,159
Exponent Private Equity Partners V, L.P. +, a, e	09/14/23	3,538,737
Gilde Buy-Out Fund VI C.V. +, a, e	06/28/19	23,985,686
Graphite Capital Partners IX L.P. +, a, e	04/11/18	14,592,615
Hg Genesis 10 L.P. +, a, e	04/14/22	4,300,379
Hg Mercury 4 L.P. +, a, e	01/12/23	1,925,819
Hg Saturn 3 L.P. +, a, e	02/25/22	14,702,771
Hg Saturn I L.P. +, a, e	06/28/18	14,478,272
HgCapital 8 L.P. +, a, e	12/19/16	16,533,184
HgCapital Mercury 2 +, a, e	02/15/17	14,650,027
Index Ventures Growth III (Jersey) L.P. +, a	03/18/15	22,837,487
KKR European Fund V (EUR) SCSp +, a, e	11/05/18	27,400,994
KKR European Fund VI (USD) +, a, e	11/01/21	7,521,117
Livingbridge 7 L.P. +, a, e	09/04/20	13,026,677
MCH Iberian Capital Fund V FCR +, a, e	12/10/21	19,248,029
Nordic Capital Evo GP, SCSp +, a, e	06/30/21	7,075,617
Nordic Capital IX, L.P. +, a, e	07/18/17	38,892,955
Nordic Capital X, L.P. +, a, e	09/30/20	23,662,512
Nordic Capital XI, L.P. +, a, e	05/01/22	17,821,579
Oakley Capital Fund V, SCSp +, a, e	04/28/22	6,016,084
Oakley Capital Private Equity Fund VI +, a, e	12/17/24	91,400
PAI Europe VI-1, L.P. +, a, e	03/12/15	3,650,223
PAI Partners VIII-1 SCSp +, a, e	12/17/21	10,963,374
Permira VII L.P. +, a, e	06/21/19	29,812,399
Permira VIII SCSp +, a, e	02/10/22	12,113,629
ProA Capital Iberian Buyout Fund IV, F.C.R. +, a, e	05/31/23	1,970,538
Rivean Capital Fund VII Cooperatief U.A. +, a, e	05/24/23	7,281,615
Sixth Cinven Fund (No.3) L.P. +, a, e	05/01/16	5,021,276
The Eighth Cinven Fund, L.P. +, a, e	07/05/22	911,315
The Paragon Partners Fund IV GmbH & Co. KG +, a, e	04/29/22	16,631
The Seventh Cinven Fund, L.P. +, a, e	04/16/19	34,059,793
Vitruvian Investment Partnership V +, a, e	10/07/22	1,420,800
Total Western Europe (4.13%)		651,575,924

Total Primary Investments (13.96%)		$2,201,976,666

Total Private Equity Investments (Cost $10,780,359,996)(94.72%)		$14,941,686,092

Total Investments (Cost $12,030,535,583)(102.98%)		16,245,622,570

Other Assets in Excess of Liabilities ((2.98)%)		(470,507,457)

Net Assets (100.00%)		$15,775,115,113

*

Direct Investments are private investments directly into the equity or debt of selected operating companies, often together with the management of the company. Primary Investments are investments in newly established private equity partnerships

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2025 (continued)

where underlying portfolio companies are not known as of the time of investment. Secondary Investments are portfolios of assets on the secondary market.

**

The Fair Value of any Direct Investment may not necessarily reflect the current or expected future performance of such Direct Investment or the Fair Value of the Fund’s interest in such Direct Investment. Furthermore, the Fair Value of any Direct Investment has not been calculated, reviewed, verified or in any way approved by such Direct Investment or its general partner, manager or sponsor (including any of its affiliates). Please see below for further details regarding the valuation policy of the Fund.

***

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). These securities may be sold in certain transactions in reliance on an exemption from registration (normally to “qualified institutional buyers” in accordance with Rule 144(a)(1) under the Securities Act). At March 31, 2025, the aggregate value of these securities is $175,798,070 or 1.11% of the Fund’s net assets.

#	As of March 31, 2025, 1 month EURIBOR was 2.36%.

##	As of March 31, 2025, 3 month EURIBOR was 2.34%.

###	As of March 31, 2025, 6 month EURIBOR was 2.34%.

####	As of March 31, 2025, 12 month EURIBOR was 2.31%.

+	The fair value of the investment was determined using significant unobservable inputs.

†	As of March 31, 2025, 1 month Bank Bill Swap Rate was 4.10%.

††	As of March 31, 2025, 3 month Bank Bill Swap Rate was 4.13%.

>	As of March 31, 2025, 1 month Sterling Overnight Interbank Average Rate was 4.46%.

>>	As of March 31, 2025, 3 month Sterling Overnight Interbank Average Rate was 4.56%.

>>>	As of March 31, 2025, 6 month Sterling Overnight Interbank Average Rate was 4.69%.

¤ ¤	As of March 31, 2025, 3 month Stockholm Interbank Offered Rate was 2.35%.

[v]	As of March 31, 2025, 1 month Secured Overnight Financing Rate was 4.32%.

vv	As of March 31, 2025, 3 month Secured Overnight Financing Rate was 4.29%.

vvv	As of March 31, 2025, 6 month Secured Overnight Financing Rate was 4.19%.

vvvv	As of March 31, 2025, 12 month Secured Overnight Financing Rate was 4.01%.

[a]

Private equity investments are generally issued in private placement transactions and as such are generally restricted as to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date as shown in the Schedule of Investments. Total fair value of restricted investments as of March 31, 2025 was $14,941,686,092, or 94.72% of net assets. As of March 31, 2025, the aggregate cost of each investment restricted to resale was $11,186,881, $10,621,500, $19,328,293, $1,021, $246,903, $5,039, $1, $29,283,000, $1, $7,899, $1,975, $0, $8,328,753, $5,433,284, $1,475,400, $62,095,072, $1,213,408, $23,054,747, $1,992,104, $1,203,367, $11,939,384, $1,706,867, $3,378,222, $18,518,292, $7,428, $126,985,067, $24,784,703, $30,810,000, $27,959,148, $9,524,381, $44,578,381, $869,932, $150,000, $4,168,272, $4,205,000, $17,127,003, $56,634, $117,093,144, $5,611,689, $53,921,126, $94,154, $8,436,000, $33,244,066, $2,154,218, $1,348,750, $27,230, $3,602,070, $120,019,757, $38,954,115, $0, $7,120,999, $8,508,337, $85, $100,008,345, $95,420,649, $1, $77,931,448, $37,029,643, $94,861,790, $103,097,510, $56,985,983, $20,475,870, $9,367,969, $10,422,000, $47,761,620, $1,816,000, $15,617,280, $62,643,771, $122,197,759, $151,702,453, $250,000, $1, $56,035,477, $716,331, $187,500,000, $61,566,000, $252,000, $3,959,873, $52,809,507, $24,471,996, $6,117,996, $11,341,677, $317,827, $172,633, $37,921,966, $22,375,189, $60,534,545, $15,306,665, $0, $45,225,381, $40,504,218, $32,126,730, $48,694,632, $1,120,924, $13,722,831, $1,113,032, $2,361,000, $6,996,130, $923,247, $3, $1, $1,201,845, $0, $39,540,146, $7,491,892, $20,019, $2,218, $55,011,041, $14,874,473, $20,339,023, $90,509,738, $178,485,000, $32,836,010, $301,146, $54,353,000, $22,552,209, $5,017,926, $71,817,900, $4,632,829, $3,627,408, $22,347,898, $18,807,918, $45,804,840, $68,399,200, $10,934,833, $3,088,000, $1,441,200, $7,070,769, $70,080,810, $6,624,409, $775,038, $144,157, $6,014,065, $7,094,033, $9,728,692, $12,366,563, $3,796,283, $264,490, $21,849,512, $402,797, $13,873,440, $700,484, $22,280,716, $149,423,941, $83,995,867, $78,514,453, $27,818,080, $14,672,982, $465,142, $60,730,492, $47,337,703, $711,598, $32,709,803, $57,670,611, $6,710,154, $745,309, $4,660,720, $1,045,423, $1, $37,402,098, $52,429,641, $14,523,738, $43,441,404, $16,395,896, $11,664,381, $42,840,839, $92,759,254, $21,615,986, $48,949,162, $17,052,864, $17,052,864, $3,377,868, $18,476,616, $10,370,882, $7,793, $1,667,819, $14,746,472, $40,092,414, $9,770,324, $64,619,159, $15,139,432, $78,803,152, $13,620, $11,034,169, $41,647,590, $5,073,504, $51,641,872, $95,734,502, $93,661,837, $0, $4,764,565, $48,728,442, $1,455,130, $115,820,054, $128,682, $1,135,700, $102,497,783, $119,065, $5,814,436, $9,896,019, $1,101,070, $328,227, $580,738, $6,726,235, $395,770, $48,005,615, $1,063,586, $1,941,291, $36,879,819, $748,547, $5,337,259, $88,269,190, $73,161,629, $1,773, $3,722,755, $112,190,937, $88,912, $6,275,980, $26,882,311, $333,654, $850,000, $24, $42,946, $231,415, $77,113, $25,704, $694,245, $282,465, $1,595,951, $33,461,675, $51,009,931, $312,165, $36,261,531, $2,858,842, $42,469,064, $302,803, $26,591, $3,389,622, $8,834,459, $56,519,570, $34,731,898, $3,381,170, $42,986,878, $936,729, $26,379,481, $12,374,422, $97,483,897, $6,616,483, $5,822,805, $11,294,543,

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2025 (continued)

$5,454,677, $7,942,532, $966,531, $3,512,641, $2,299,785, $12,627,224, $644,090, $395,158, $4,614,439, $9,338,118, $1,231,469, $1,631,824, $13,722,969, $5,671,986, $564,906, $7,965,719, $4,975,069, $1,274,487, $2,781, $0, $4,955,543, $8,153,316, $3,003,935, $3,275,883, $1,032,354, $6,988,253, $6, $0, $10,516,807, $4,311,354, $1,953,879, $11,122,344, $1,955,378, $2,226,860, $5,461,613, $5,430,738, $6,051,866, $18,706,458, $6,949,329, $6,721,037, $2,144,830, $2,988,557, $0, $7,716,457, $10,037,119, $223,688, $1,785,490, $3,057,444, $3,426,010, $3,761,619, $2,970,812, $1,980,860, $3,972,574, $1,401,599, $4,423, $7,949,934, $7,632,117, $5,296,300, $2,175,672, $3,620,472, $1,595,475, $3,425,102, $1,683,840, $1,160,723, $2,881,356, $8,767,805, $4,751,912, $7,298,570, $27, $3,078, $883,942, $2,872,053, $9,759,574, $5,541,931, $3,840,578, $1,551,460, $9,196,713, $429,915, $3,552,692, $20,709,673, $4,277,359, $61,672, $4,930,692, $1,634,541, $1,850,033, $4,008,444, $2,045,916, $1,543,960, $6,844,452, $13,766,818, $3,961,369, $6,198,111, $2,028,867, $3,289,259, $5,793,637, $2,692,774, $3,003,903, $1, $3,880,524, $1,787,689, $8,377,380, $0, $8,455,740, $11,622,070, $3,600,000, $4,030,303, $366,660, $2,127,430, $1,370,082, $1,077,566, $2,472,675, $200,000, $1,219,975, $3,212,664, $5,526,461, $0, $236, $2,200,000, $3,709,645, $8,196,102, $1,469,140, $3,190,974, $983,655, $9,637,728, $0, $8,757, $2,760,240, $6,582,727, $4,741,140, $9,584,967, $3,138,681, $4,952,390, $1,649,077, $2,962,003, $1,933,342, $1,922,957, $2,981,268, $583,333, $2,714,896, $7,042, $1,067,522, $2,865,418, $1,421,354, $1,995,025, $1,323,455, $4,491,410, $7,481,343, $1,512,273, $13,301,918, $6,394,951, $1,761,970, $3,931,565, $5,647,723, $5,959,657, $10,707,720, $318, $3,953,475, $1,788,319, $2,565,161, $1,967,997, $6,261,200, $1, $2,596,314, $8,331,952, $5,702,379, $27,263,377, $570,356, $2,153,192, $306,404, $13,692,055, $5,742,856, $5,587,715, $1,526,914, $6,270,683, $375, $6,681,741, $1,297,569, $2,472,574, $-2,084, $2,804,994, $2,355,570, $68, $1,830,720, $149,143, $3,851,321, $49, $536,019, $0, $8,412,088, $0, $1,482,855, $1,266,194, $12,554,060, $3,967,942, $550,035, $4,605,079, $3,405,337, $7,714,982, $1,819,067, $882,748, $2,370,885, $20,704,958, $5,300,526, $6,725,752, $20,283,057, $957,742, $1,648,911, $5,055,466, $5,075,977, $1,344,343, $3,917,172, $0, $6,019,157, $0, $-1,365, $4,717,246, $6,679,103, $3,012,283, $3,284,655, $42, $3,797,330, $8,180,949, $4,574,369, $2,236,238, $2,561,079, $2,598,143, $5,953,150, $7,639,179, $5,448,887, $16,065,373, $2,213,895, $4,617,834, $3,896,484, $5,665,443, $4,287,002, $13,519,588, $1,558,833, $36,285,409, $3,691,558, $4,631, $5,241,117, $4,353,289, $-819, $2,178,880, $4,078,986, $4,153,693, $7,281,848, $6,249,694, $7,102,759, $1,883,515, $7,967,480, $1,106,501, $1,343,206, $1,379,034, $1,362,815, $26,306,409, $1,100,313, $14,567,329, $9,274,444, $5,398,826, $7,054,160, $3,554,594, $1,881,626, $6,159,759, $1, $4,009,554, $6,625,111, $1, $1, $3,595,886, $9,858,091, $7,938,079, $10,223,616, $1,821,701, $1,086,782, $1,950,024, $3,239,847, $6,424,042, $-235, $14,344,082, $0, $8,484,128, $5,387,735, $1,127,513, $11,093,401, $2,100,000, $2,354,676, $6,658,493, $2,437,017, $7,641,182, $6,925,831, $10,151,206, $2,871,977, $6,525,814, $4,179, $11,947,474, $9,015,604, $6,200,538, $2,330,990, $17,334,584, $5,787,363, $7,080,136, $8,587,883, $2,644,160, $962,637, $11,899,081, $7,097,512, $1,363,406, $9,959,807, $5,498,416, $5,082,522, $6,031,188, $2,284,329, $1, $455,319, $5,345, $1,452,079, $2,215,711, $214,056, $1,258,462, $1,506,292, $767,204, $371,506, $763,398, $47,367,427, $10,362,003, $1, $1,206,678, $4,719,912, $7,037,360, $20,360,726, $5,423,912, $8,358,923, $1, $46,978, $1, $1,459,768, $31,837,313, $5,651,257, $1,761, $83,355, $33,157,420, $801,789, $219,534, $60,993, $1, $3,545,824, $1,597,422, $24,017,734, $4,732,290, $6,285,419, $71,291, $68,872,230, $462,822, $471,221, $435,702, $773,375, $1, $1,419,228, $282, $327,077, $1,089,361, $186,446, $121,018, $20,043,423, $1, $354,336, $7,263, $256, $2,013,717, $416,540, $21,052,748, $3,917,575, $105,536, $7,517, $27,422, $2, $818,888, $1, $0, $1, $1, $72,245, $2,311, $102,336, $2,139,275, $1, $20,843,716, $748,369, $3,573,994, $1, $204,488, $234,811, $65,675,607, $8,632,811, $2,570,172, $2,233,879, $1, $1,185,660, $41,404, $19,775,525, $18,635,379, $11,956,199, $1, $116,996, $1, $32,242,262, $75,189,856, $345,231, $14,163,763, $1, $24,111, $772,157, $1,135,156, $704,405, $3,055,335, $1,611,335, $123,070,390, $35,810,529, $413,420, $1, $13,932,792, $5,916,151, $4, $7,300,763, $346,868, $24,892, $6,070,655, $1, $1,293,691, $13,021, $3,750,356, $5,902,708, $494,250, $8,657,632, $192,667, $6,880,500, $2,102,501, $41,920,638, $1,008,832, $1,898,833, $1,827,005, $14,549,760, $10,050,281, $1, $72,928,665, $18,539,820, $1, $404,780, $14,673, $2, $1, $9,302,852, $1,271,287, $532,193, $44,353,234, $844,467, $388,157, $31,364,096, $379,874, $211,205, $366,206, $4, $6,940,605, $39,618,188, $116,073, $4, $322,819, $285,021, $131,615, $1,101,589, $92,701, $176,460, $14,639,947, $3,368,192, $22,386, $1, $1,285,296, $1, $189,098, $1, $2,783,114, $981,706, $1,030,261, $895,011, $2,763,328, $1,066,609, $3, $5,728,521, $12,671,012, $22,172,117, $38,570,837, $882,596, $56,701, $4,016,292, $16,526,250, $1,736,799, $1,086,804, $10,076,545, $36,970,726, $3,915,271, $3,349,170, $1, $164,203, $7,690,954, $27,573, $1, $2,181,595, $562,178, $9,049,849, $14,481,798, $3,473,559, $1, $4,137,429, $513,958, $3, $1, $1, $1, $163,953, $2,016,904, $2,178, $110,957, $302,215, $302,746, $6,498,738, $1, $332,524, $28,576, $1,074,706, $408,001, $1,916,999, $12,749,518, $1, $14,942, $857,687, $1, $1,195,555, $371,045, $1,409,987, $60,330, $1,924,891, $7,650,524, $2,224,688, $1,997,564, $37,465,221, $16,749, $5,122,248, $1,610,663, $11,737,112, $11,973,964, $247,167, $1, $41,818,643, $322,750, $16,898,142, $8,919,013, $30,792,320, $1, $8,537,079, $5,145,015, $83,945, $751,333, $1,875, $1, $1, $1, $0, $102,569, $1,453,010, $1,494,223, $11,606,964, $80,907, $1,157,013, $1, $563, $232,211, $15,621,320, $3,724,292, $288,770, $71,613, $313,338, $72,602, $2,426,353, $38,178,331, $893,496, $1,973,177, $421,061, $83,196, $352,692, $30,535, $2,099,795, $35,457,713, $9,726,490, $1, $213,513, $814,818, $4,454,538, $22,713,138, $103,961, $2,126,405, $17,305,825, $1, $2,336,090, $8,567,627, $5,688,697, $3,767,305, $1,968,049, $73,398, $398,908, $1, $15,585,891, $902,389, $18,351,734, $839,591, $7,636,632, $4,634,657, $1,666,037, $3,696,970, $241,472, $6,472,945, $3,380,361, $8,336,566, $6,860,438, $4,866,068, $2,517,343, $26,534, $6,458,809, $7,401,515, $2,081,159, $3,288,734, $13,789,768, $490,224, $15,398,833, $1, $1, $6,163,158, $1,856,545, $94,819, $1, $16,318,219, $0, $6,277,071, $4,659,307, $0, $1,068,047, $36,615,569, $6,137,881, $988,701, $40,903, $1, $17,378,069, $6,265,366, $1, $14,325,635, $10,218,701, $1,200,473, $1, $1,417,065, $3,296,092, $10,656,000, $0, $375,419, $4,349,294, $1, $1, $46,538, $10,259,299, $713,833, $2,277,091, $532,868, $0, $1,710,433, $642,712, $8,973,340, $24,496,837, $1,007,440, $3,550,731, $7,472,270, $6,088,418, $900,652, $9,563,093, $1, $11,255,204, $0, $0, $1,322,506, $5,496,717, $7,388,593, $0, $1,643,762, $1,561,937, $495,336, $4,643,830, $6,621,777, $922,767, $0,

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2025 (continued)

$980,000, $3,027,243, $1,783,129, $5,545, $7,428,116, $0, $7,717,500, $1,283,750, $1,202,500, $15,535,018, $4,973,047, $218,724, $5,537,640, $575,011, $4,359,398, $3,712,500, $3,375,000, $893,750, $1,580,000, $6,901,709, $0, $150,000, $3,027,013, $357,845, $8,439,634, $0, $2,745,000, $1, $7,537,707, $1,544,596, $1, $18,086,716, $1,164,908, $1, $123,040, $0, $1, $23,092,834, $2,790,551, $0, $4,098,364, $0, $1, $6,055,258, $1, $18,154,264, $5,983,567, $4,735,103, $5,506,875, $570,000, $2,477,125, $235,000, $8,323, $1,996,173, $0, $2,701,875, $4,762,500, $10,838,750, $3,601,700, $8,689,126, $57,612, $1, $1,367,402, $12,913,373, $1,056,937, $1, $6,796,748, $11,956,871, $1,413,908, $13,780,297, $0, $17,467,290, $13,800,997, $203,697, $10,076,545, $13,098,140, $430,145, $5,555,367, $5,677,215, $1, $7,853,743, $2,097,525, $8,335,974, $1, $662,130, $4,737,450, $38,254,188, $5,476,103, $15,380,794, $1, $1, $9,529,257, $16,484,967, $7,540,761, $4,565,709, $1, $6,851,830, $15,618,700, $277,924, $1, $2,347,610, $20,184,969, $1,044,098, $1, $12,151,342, $1, $7,156,987, $4,655,674, $4,449,052, $148,042, $39,622, $2,026,590, $3,757,943, $1,576,591, $18,109,404, $1, $9,624,024, $2,748,895, $19,734,153, $11,700,836, $3,670,250, $1,779,255, $12,589,286, $1, $1, $1, $1, $17,744,805, $10,673,189, $12,618,586, $12,025,199, $5,884,526, $16,026,671, $15,071,651, $16,653,294, $5,646,414, $91,798, $1, $10,598,970, $23,338,239, $10,317,738, $2,366,441, $6,947,365, $1, $1,376,191, $132,781, $25,584,912 and $1,653,280, respectively, totaling $10,780,359,996.

[b]	Represents an affiliated issuer.

[c]	Investment does not issue shares.

[d]	Non-income producing.

[e]	Investment has been committed to but has not been fully funded by the Fund.

[f]	Security or a portion thereof is unsettled at March 31, 2025.

A summary of outstanding financial instruments at March 31, 2025 is as follows:

Forward Foreign Currency Contracts
Settlement Date	Counterparty	Currency Purchased		Currency Sold		Value	Unrealized Appreciation (Depreciation)
April 9, 2025	BNY Mellon		$9,843,813	zl	39,200,000	$10,163,247	$(319,434)
April 9, 2025	BNY Mellon	zl	39,200,000		$10,163,421	$10,163,247	$(174)
April 9, 2025	Barclays		$73,555,265		€70,000,000	$76,052,367	$(2,497,102)
April 9, 2025	Barclays		$94,746,825		€90,000,000	$97,781,615	$(3,034,790)
April 9, 2025	Barclays		$70,165,402		€67,000,000	$72,792,980	$(2,627,578)
April 9, 2025	Barclays		$13,620,585		€13,000,000	$14,124,011	$(503,426)
April 9, 2025	Barclays		€90,000,000		$97,760,412	$97,781,615	$21,203
April 9, 2025	Barclays		€90,000,000		$97,808,166	$97,781,615	$(26,551)
April 9, 2025	Barclays		€30,000,000		$32,600,019	$32,593,872	$(6,147)
April 9, 2025	Barclays		€30,000,000		$32,587,107	$32,593,872	$6,765
April 15, 2025	Barclays		$42,852,065		€40,700,000	$44,225,750	$(1,373,685)
April 15, 2025	Barclays		$30,839,718		€29,300,000	$31,838,194	$(998,476)
April 15, 2025	Barclays		$20,954,506		€20,000,000	$21,732,555	$(778,049)
April 15, 2025	Barclays		€90,000,000		$97,804,584	$97,796,500	$(8,084)
April 15, 2025	Nomura International PLC		$94,812,804		€90,000,000	$97,796,500	$(2,983,696)
April 15, 2025	Nomura International PLC		€90,000,000		$97,794,000	$97,796,500	$2,500
April 24, 2025	Barclays		$28,740,404		€27,280,000	$29,662,122	$(921,718)
April 24, 2025	Barclays		$45,006,969		€42,720,000	$46,450,362	$(1,443,393)
April 24, 2025	Barclays		$94,867,380		€90,000,000	$97,858,908	$(2,991,528)
April 24, 2025	Barclays		$16,360,483		£13,000,000	$16,806,752	$(446,269)
April 24, 2025	Barclays		€90,000,000		$97,853,832	$97,858,908	$5,076
April 24, 2025	Barclays		£13,000,000		$16,807,402	$16,806,752	$(650)
April 24, 2025	Barclays		€70,000,000		$76,125,364	$76,112,484	$(12,880)
May 7, 2025	BNY Mellon		$44,805,838		€42,500,000	$45,981,782	$(1,175,944)
May 7, 2025	BNY Mellon		$78,321,679	Fr.	70,000,000	$79,439,849	$(1,118,170)
May 7, 2025	BNY Mellon		$25,082,887	zl	100,000,000	$25,742,293	$(659,406)
May 7, 2025	Bank of America		$24,764,588	zl	100,000,000	$25,742,293	$(977,705)
May 7, 2025	Bank of America		$24,831,932	zl	100,000,000	$25,742,293	$(910,361)
May 7, 2025	Bank of America		$5,016,923	zl	20,000,000	$5,148,459	$(131,535)

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2025 (continued)

Forward Foreign Currency Contracts
Settlement Date	Counterparty	Currency Purchased	Currency Sold		Value	Unrealized Appreciation (Depreciation)
May 7, 2025	Barclays	$94,886,739		€90,000,000	$97,373,185	$(2,486,446)
May 7, 2025	Barclays	$28,842,025		€27,500,000	$29,752,918	$(910,893)
May 14, 2025	BNY Mellon	$70,013,184		€66,360,000	$71,822,866	$(1,809,682)
May 14, 2025	Barclays	$14,385,448		€13,640,000	$14,762,868	$(377,420)
May 14, 2025	Barclays	$83,986,848		€80,000,000	$86,585,734	$(2,598,886)
May 14, 2025	Barclays	$75,533,142		£60,000,000	$77,446,087	$(1,912,945)
May 21, 2025	BNY Mellon	$78,448,425	Fr.	70,000,000	$79,569,052	$(1,120,627)
May 21, 2025	Barclays	$83,994,264		€80,000,000	$86,617,886	$(2,623,622)
May 21, 2025	Nomura International PLC	$84,418,184		€80,000,000	$86,617,886	$(2,199,702)
June 11, 2025	Bank of America	$20,224,776	Fr.	18,000,000	$20,510,307	$(285,531)
June 11, 2025	Barclays	$94,634,055		€90,000,000	$97,576,210	$(2,942,155)
June 11, 2025	Barclays	$75,519,816		£60,000,000	$77,439,263	$(1,919,447)
June 11, 2025	Barclays	$73,566,374		€70,000,000	$75,892,608	$(2,326,234)
June 11, 2025	Barclays	$19,009,095		€17,500,000	$18,973,152	$35,943
June 11, 2025	Nomura International PLC	$33,490,800		€30,000,000	$32,525,403	$965,397
June 11, 2025	Nomura International PLC	$62,126,109		€55,700,000	$60,388,832	$1,737,277
June 11, 2025	Nomura International PLC	€85,700,000		$91,047,680	$92,914,235	$1,866,555
June 18, 2025	BNY Mellon	$68,600,450	Fr.	61,000,000	$69,563,050	$(962,600)
June 18, 2025	BNY Mellon	$10,121,367	Fr.	9,000,000	$10,263,401	$(142,034)
June 18, 2025	BNY Mellon	$22,390,556	zl	89,600,000	$23,025,144	$(634,588)
June 18, 2025	Bank of America	$25,042,773	zl	100,000,000	$25,697,706	$(654,933)
June 18, 2025	Bank of America	$25,032,185	zl	100,000,000	$25,697,706	$(665,521)
June 18, 2025	Bank of America	$7,596,721	zl	30,400,000	$7,812,103	$(215,382)
June 18, 2025	Barclays	$94,637,016		€90,000,000	$97,590,210	$(2,953,194)
June 18, 2025	Barclays	$67,342,092		£53,500,000	$69,048,357	$(1,706,265)
June 18, 2025	Barclays	$8,181,189		£6,500,000	$8,389,053	$(207,864)
June 18, 2025	Barclays	$73,589,705		€70,000,000	$75,903,497	$(2,313,792)
June 25, 2025	Bank of America	$25,120,048	zl	100,000,000	$25,690,666	$(570,618)
June 25, 2025	Bank of America	$25,120,048	zl	100,000,000	$25,690,666	$(570,618)
June 25, 2025	Bank of America	$15,193,268	Fr.	13,500,000	$15,407,459	$(214,191)
June 25, 2025	Bank of America	$63,589,870	Fr.	56,500,000	$64,483,069	$(893,199)
June 25, 2025	Bank of America	$41,020,184		€39,000,000	$42,305,123	$(1,284,939)
June 25, 2025	Bank of America	$94,661,964		€90,000,000	$97,627,208	$(2,965,244)
June 25, 2025	Bank of America	$23,925,612	zl	95,600,000	$24,560,277	$(634,665)
June 25, 2025	Bank of America	$6,091,680	zl	24,400,000	$6,268,523	$(176,842)
June 25, 2025	Barclays	$63,247,338		£50,250,000	$64,852,226	$(1,604,888)
June 25, 2025	Barclays	$12,272,922		£9,750,000	$12,583,268	$(310,346)
June 25, 2025	Barclays	$32,605,849		€31,000,000	$33,627,149	$(1,021,300)
July 16, 2025	Barclays	$98,285,733		€90,000,000	$97,782,251	$503,482
July 16, 2025	Barclays	$32,762,016		€30,000,000	$32,594,084	$167,932
July 16, 2025	Nomura International PLC	$98,254,800		€90,000,000	$97,782,251	$472,549
July 23, 2025	BNY Mellon	$10,121,917	zl	39,200,000	$10,063,013	$58,904
July 23, 2025	Barclays	$98,338,761		€90,000,000	$97,821,947	$516,814
July 23, 2025	Barclays	$32,787,315		€30,000,000	$32,607,316	$179,999
July 23, 2025	Barclays	$98,335,665		€90,000,000	$97,821,947	$513,718
July 30, 2025	Barclays	$16,804,695		£13,000,000	$16,781,062	$23,633
July 30, 2025	Barclays	$98,407,413		€90,000,000	$97,861,518	$545,895

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2025 (continued)

Forward Foreign Currency Contracts
Settlement Date	Counterparty	Currency Purchased	Currency Sold	Value	Unrealized Appreciation (Depreciation)
July 30, 2025	Barclays	$76,531,651	€70,000,000	$76,114,514	$417,137
September 10, 2025	Nomura International PLC	$28,771,150	€25,700,000	$28,139,635	$631,515
September 10, 2025	Nomura International PLC	$62,231,215	€55,700,000	$60,987,458	$1,243,757
September 10, 2025	Nomura International PLC	$5,592,900	€5,000,000	$5,474,637	$118,263
September 10, 2025	Nomura International PLC	€86,400,000	$94,582,080	$94,601,729	$19,649
December 10, 2025	Nomura International PLC	$56,813,913	€50,700,000	$55,558,555	$1,255,358
December 10, 2025	Nomura International PLC	$39,238,850	€35,000,000	$38,354,032	$884,818
March 11, 2026	Nomura International PLC	$62,576,165	€55,700,000	$61,327,426	$1,248,739
March 11, 2026	Nomura International PLC	$23,268,871	€20,700,000	$22,791,342	$477,529
March 11, 2026	Nomura International PLC	$11,228,500	€10,000,000	$11,010,310	$218,190
June 10, 2026	Nomura International PLC	$45,076,000	€40,000,000	$44,205,236	$870,764
June 10, 2026	Nomura International PLC	$51,526,979	€45,700,000	$50,504,482	$1,022,497
September 9, 2026	Nomura International PLC	$62,872,766	€55,700,000	$61,788,863	$1,083,903
September 9, 2026	Nomura International PLC	$17,735,506	€15,700,000	$17,416,251	$319,255
September 9, 2026	Nomura International PLC	$16,950,450	€15,000,000	$16,639,730	$310,720
December 2, 2026	Nomura International PLC	$93,757,941	€85,700,000	$95,345,203	$(1,587,262)
March 10, 2027	Nomura International PLC	$96,847,488	€86,400,000	$96,579,082	$268,406
					$(53,736,484)

Legend:

£ - British Pound

€ - Euro

BBSY - Bank Bill Swap Rate

E - EURIBOR

Fr. - Swiss Franc

I - Indian Rupee

PIK - Payment-in-kind

P - PRIME

S - Sterling Overnight Interbank Average Rate

SF - Secured Overnight Financing Rate

SR - Stockholm Interbank Offered Rate

zl - Polish Zloty

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Statement of Assets and Liabilities –
March 31, 2025

Assets
Unaffiliated Private Equity Investments, at fair value (cost $7,423,060,385)	$10,284,295,844
Affiliated Private Equity Investments, at fair value (cost of $3,357,299,611)	4,657,390,248
Common stocks, at fair value (cost $723,505,433)	772,125,511
High Yield Bonds, at fair value (cost $122,837,666)	128,263,335
Asset-Backed Securities, at fair value (cost $77,942,191)	77,121,627
Floating Rate Loans, at fair value (cost $325,890,297)	326,426,005
Cash and cash equivalents	236,741,344
Cash denominated in foreign currencies (cost $39,413,185)	42,189,697
Investment sales receivable	13,078,681
Unaffiliated dividends and interest receivable	43,669,506
Affiliated interest receivable	961,632
Due from broker	75,630,000
Unrealized appreciation on forward foreign currency contracts	18,014,142
Other receivable	23,468,351
Receivable for fund units sold	244,584
Prepaid expenses	437,732
Total Assets	$16,700,058,239

Liabilities
Investment purchases payable	219,535,572
Distribution, servicing and transfer agency fees payable	18,466,099
Unrealized depreciation on forward foreign currency contracts	71,750,626
Repurchase amounts payable for tender offers	483,273,906
Due to affiliates	120,000
Incentive fee payable	22,960,888
Management fees payable	44,135,063
Dividends payable	78,541
Professional fees payable	476,010
Line of credit fees payable	12,887,600
Interest expense payable	3,996,964
Accounting and administration fees payable	6,980,479
Custodian fees payable	431,788
Deferred tax liability, net	33,656,755
Other payable	6,192,835
Total Liabilities	$924,943,126

Commitments and contingencies (See note 11)

Net Assets	$15,775,115,113

Net Assets consists of:
Paid-in capital	$12,616,274,978
Distributable earnings (accumulated loss)	3,158,840,135
Total Net Assets	$15,775,115,113

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Statement of Assets and Liabilities –
March 31, 2025 (continued)

Class A Units
Net assets	$8,583,218,907
Units outstanding	4,143,977,069
Net asset value per unit	$2.07
Class I Units
Net assets	$7,191,896,206
Units outstanding	3,307,771,127
Net asset value per unit	$2.17

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Statement of Operations –
For the Year Ended March 31, 2025

Investment Income
Dividends from unaffiliated investments (net of $603,914 withholding tax)	$76,395,555
Dividends from affiliated investments	5,937,921
Interest from unaffiliated investments	209,892,001
Interest from affiliated investments	2,295,667
Transaction fee income from unaffiliated issuers	3,751,335
Transaction fee income from affiliated issuers	6,777,047
Other fee income	7,784,662
Total Investment Income	312,834,188

Operating Expenses
Management fees	251,737,540
Incentive fees	99,456,006
Line of credit fees	13,517,167
Professional fees	10,170,367
Accounting and administration fees	7,500,752
Board of Managers’ fees	530,000
Custodian fees	486,161
Insurance expense	393,402
Interest expense	13,475
Distribution and servicing fees
Class A Units	58,995,659
Transfer agency fees
Class A Units	1,270,679
Class I Units	849,693
Other expenses	1,753,132
Total Expenses	446,674,033

Net Investment Loss	(133,839,845)

Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation) on Investments, Forward Foreign Currency Contracts and Foreign Currency
Net realized gain from investments	453,830,979
Net realized gain from affiliated investments	69,764,959
Net realized loss on foreign currency transactions	(6,917,754)
Net realized gain on forward foreign currency contracts	106,893,375
Net realized gain distributions from primary and secondary investments	156,954,028
Net change in accumulated unrealized appreciation (depreciation) on:
Unaffiliated investments	82,410,129
Affiliated investments	189,805,281
Foreign currency translation	2,013,342
Forward foreign currency contracts	(82,967,210)
Deferred income tax expense on unrealized appreciation	(3,774,940)

Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation) on Investments, Forward Foreign Currency Contracts and Foreign Currency	968,012,189

Net Increase (Decrease) in Net Assets From Operations	$834,172,344

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Statements of Changes in Net Assets –

	For the Year Ended March 31, 2025	For the Year Ended March 31, 2024
Increase (decrease) in Net Assets resulting from operations:
Net investment loss	$(133,839,845)	$(153,954,880)
Net realized gain (loss) on investments, foreign currency transactions and forward foreign currency contracts	780,525,587	193,797,042
Net change in unrealized appreciation (depreciation) on investments, foreign currency translation and forward foreign currency contracts	187,486,602	796,526,277
Net increase in Net Assets resulting from operations	$834,172,344	$836,368,439

Distributions to Members from:
Distributable earnings	(275,119,177)	(400,009,858)
Total distributions to Members	$(275,119,177)	$(400,009,858)

Capital transactions (See note 5):
Issuance of common Units
Class A Units	$897,386,781	$867,184,668
Class I Units	838,147,453	728,148,848
Reinvestment of common Units
Class A Units	141,591,539	207,209,706
Class I Units	104,103,438	152,280,709
Redemption of common Units
Class A Units	(693,458,689)	(438,997,302)
Class I Units	(876,816,689)	(554,919,154)
Exchanges of common Units
Class A Units	(42,299,009)	(62,024,192)
Class I Units	42,299,009	62,024,192
Total increase in Net Assets resulting from capital transactions	$410,953,833	$960,907,475

Total increase in Net Assets	$970,007,000	$1,397,266,056

Net Assets at beginning of year	$14,805,108,113	$13,407,842,057
Net Assets at end of year	$15,775,115,113	$14,805,108,113

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Statement of Cash Flows –
For the Year Ended March 31, 2025

CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase in Net Assets from Operations	$834,172,344
Adjustments to reconcile Net Increase (Decrease) in Net Assets from Operations to net cash provided by (used in) operating activities:
Net change in accumulated unrealized (appreciation) depreciation on investments	(272,215,410)
Net change in unrealized (appreciation) depreciation on forward foreign currency contracts	82,967,210
Net realized (gain) loss from investments and foreign currency transactions	(516,678,184)
Purchases of investments	(3,489,311,392)
Interest income pay-in-kind	710,443
Proceeds from sales of investments	2,197,056,663
Sales and amortization of short-term investments	74,236,426
Amortization of premium and accretion of discount	(5,807,971)
Decrease in deposit for investments	656,586
Increase in dividends and interest receivable	(27,386,835)
Increase in due from broker	(75,630,000)
Increase in other receivable	(19,434,865)
Increase in prepaid expenses	(353,799)
Increase in dividends payable	73,554
Increase in due to affiliates	120,000
Decrease in due to broker	(26,320,000)
Increase in incentive fees payable	5,898,495
Increase in management fees payable	5,770,596
Increase in distribution, servicing and transfer agency fees payable	928,960
Decrease in professional fees payable	(2,060,021)
Increase in line of credit fees payable	10,147,133
Increase in interest expense payable	3,985,353
Increase in accounting and administrative fees payable	1,901,922
Increase in custodian fees payable	117,685
Increase in deferred tax liability, net	3,774,940
Increase in other payable	6,145,198
Net Cash (Used in) Operating Activities	(1,206,534,969)

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Statement of Cash Flows –
For the Year Ended March 31, 2025 (continued)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of Units	$1,735,289,650
Distributions paid	(29,424,200)
Payments for Units redeemed	(1,394,038,636)
Net Cash Provided by Financing Activities	311,826,814

Net change in cash and cash equivalents	(894,708,155)

Effect of exchange rate changes on cash	(6,917,754)

Cash and cash equivalents at beginning of year(1)	1,180,556,950
Cash and cash equivalents at end of year(2)	$278,931,041

Supplemental and non-cash financing activities
Cash paid during the year for interest	$(3,971,878)
Reinvestment of common Units	$245,694,977

(1)	Balance includes cash and cash equivalents and cash denominated in foreign currencies of $1,163,033,562 and $17,523,388 respectively.

(2)	Balance includes cash and cash equivalents and cash denominated in foreign currencies of $236,741,344 and $42,189,697, respectively.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Financial Highlights –

	Class A
	Year Ended March 31, 2025*	Year Ended March 31, 2024*	Year Ended March 31, 2023*	Year Ended March 31, 2022*	Year Ended March 31, 2021*
Per Unit Operating Performance:(1)
Net asset value, beginning of year	$2.01	$1.95	$1.98	$1.78	$1.33
Income from investment operations:
Net investment loss(2)	(0.03)	(0.03)	(0.03)	(0.06)	(0.05)
Net realized and unrealized gains (losses) on investments(2)	0.13	0.15	0.06	0.38	0.53
Net increase (decrease) in net assets resulting from operations	0.10	0.12	0.03	0.32	0.48
Distributions from:
Net realized gains	(0.04)	(0.06)	(0.06)	(0.12)	(0.03)
Total distributions	(0.04)	(0.06)	(0.06)	(0.12)	(0.03)
Net asset value, end of year	$2.07	$2.01	$1.95	$1.98	$1.78

Total Return(3)	5.07%	5.68%	1.96%	18.12%	36.48%

Ratios and supplemental data:
Net assets, end of year in thousands (000’s)	$8,583,219	$8,007,550	$7,228,144	$6,367,381	$4,098,863
Net investment income (loss) to average net assets before Incentive Fee	(0.55)%	(0.71)%	(1.28)%	(1.29)%	(1.00)%
Ratio of gross expenses to average net assets, excluding Incentive Fee(4)(5)	2.56%	2.58%	2.67%	2.72%	2.77%
Ratio of Incentive Fee to average net assets	0.64%	0.70%	0.33%	1.88%	2.10%
Ratio of gross expenses and Incentive Fee to average net assets(4)(5)	3.20%	3.28%	3.00%	4.60%	4.87%
Ratio of expense waivers to average net assets	—%	—%	—%	—%	—%
Ratio of net expenses and Incentive Fee to average net assets(5)	3.20%	3.28%	3.00%	4.60%	4.87%
Ratio of net expenses to average net assets, excluding Incentive Fee(5)	2.56%	2.58%	2.67%	2.72%	2.77%

Portfolio Turnover	15.04%	12.48%	10.26%	20.77%	19.36%

*	During the year ended March 31, 2025, the Fund effected a 1-for-4 unit split on July 2, 2024. All historical per unit information has been retroactively adjusted to reflect this unit split.

(1)	Selected data for a Net Asset Value per Unit outstanding throughout the period.

(2)	Calculated using average units outstanding.

(3)

Total return based on net asset value calculated as the change in Net Asset Value per Unit during the respective periods, assuming distributions, if any, are reinvested on the effects of the performance of the Fund during the period.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense waivers by/to the Adviser.

(5)	Ratio does not include expenses of Primary and Secondary Investments.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Financial Highlights –

	Class I
	Year Ended March 31, 2025*	Year Ended March 31, 2024*	Year Ended March 31, 2023*	Year Ended March 31, 2022*	Year Ended March 31, 2021*
Per Unit Operating Performance:(1)
Net asset value, beginning of year	$2.09	$2.02	$2.03	$1.80	$1.34
Income from investment operations:
Net investment income (loss)(2)	(0.01)	(0.01)	(0.02)	(0.05)	(0.04)
Net realized and unrealized gain (loss) on investments(2)	0.13	0.14	0.07	0.40	0.53
Net Increase in Net Assets from Operations	0.12	0.13	0.05	0.35	0.49
Distributions from:
Net realized gains	(0.04)	(0.06)	(0.06)	(0.12)	(0.03)
Total distributions	(0.04)	(0.06)	(0.06)	(0.12)	(0.03)
Net asset value, end of year	$2.17	$2.09	$2.02	$2.03	$1.80

Total Return after Incentive Fee(3)	5.80%	6.42%	2.68%	18.95%	37.44%

Ratio and Supplemental Data:
Net assets, end of period in thousands (000’s)	$7,191,896	$6,797,558	$6,179,698	$5,703,697	$3,688,456
Net investment income (loss) to average net assets before Incentive Fee(4)(5)	0.16%	(0.01)%	(0.57)%	(0.56)%	(0.29)%
Ratio of gross expenses to average net assets, excluding Incentive Fee(4)(5)	1.86%	1.88%	1.96%	2.00%	2.05%
Ratio of Incentive Fee to average net assets	0.64%	0.70%	0.33%	1.89%	2.12%
Ratio of gross expenses and Incentive Fee to average net assets(4)(5)	2.50%	2.58%	2.29%	3.89%	4.17%
Ratio of expense waivers to average net assets	—%	—%	—%	—%	—%
Ratio of net expenses and Incentive Fee to average net assets(5)	2.50%	2.58%	2.29%	3.89%	4.17%
Ratio of net expenses to average net assets, excluding Incentive Fee(5)	1.86%	1.88%	1.96%	2.00%	2.05%

Portfolio Turnover	15.04%	12.48%	10.26%	20.77%	19.36%

*	During the year ended March 31, 2025, the Fund effected a 1-for-4 unit split on July 2, 2024. All historical per unit information has been retroactively adjusted to reflect this unit split.

(1)	Selected data for a Net Asset Value per Unit outstanding throughout the period.

(2)	Calculated using average units outstanding.

(3)

Total return based on net asset value calculated as the change in Net Asset Value per Unit during the respective periods, assuming distributions, if any, are reinvested on the effects of the performance of the Fund during the period.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursement by/to the Adviser.

(5)	Ratio does not include expenses of Primary and Secondary Investments.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2025

1. Organization

Partners Group Private Equity (Master Fund), LLC (the “Fund”) is a Delaware limited liability company that was organized on August 4, 2008 and commenced operations on July 1, 2009. The Fund is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund has filed an application to register units of limited liability company interests in the Fund (“Units”) under the Securities Act of 1933 as amended (the “1933 Act”). The Fund is managed by Partners Group (USA) Inc. (the “Adviser”), an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”) pursuant to a second amended and restated investment management agreement between the Fund and the Adviser (the “Investment Management Agreement”). The Board of Managers of the Fund (collectively, the “Board” and each member thereof a “Manager”) has oversight responsibility for the management and supervision of the business operations of the Fund. As permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, a committee of the Board, or the Adviser, as it did in causing the Fund to enter into the Investment Management Agreement. The Fund’s investment objective is to seek long-term capital appreciation by investing in a diversified portfolio of private equity and debt investments including infrastructure. The Fund makes investments directly and through its wholly owned subsidiaries, Partners Group Private Equity (Subholding), LLC (the “Onshore Subsidiary”), Partners Group Private Equity (Luxembourg) S.à r.l (the “Offshore Subsidiary”), Partners Group Revolver Pooling PGPE, LLC (the “Revolver Subsidiary”), and Partners Group Private Equity (BSL), LLC and Partners Group Private Equity (BSL) SPV, LLC (collectively, the “BSL Subsidiaries”).

Units are offered only to investors that represent that they are “accredited investors” within the meaning of Rule 501 under the Securities Act of 1933, as amended, and “qualified clients” within the meaning of Rule 205-3 under the Investment Advisers Act. Purchasers of Units become members of the Fund (“Members”).

The Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund currently offers two classes of Units designated as “Class A Units” and “Class I Units”. In the future the Fund may offer additional classes of Units. The Class A Units and the Class I Units have, and each additional class of Units issued by the Fund, if any, will have different characteristics, particularly regarding the sales charges that purchasers of Units of the additional class bear, and the distribution and service fees, if any, and other class specific expenses, if any, that are charged to holders of Units of the additional class. The Fund has received an exemptive order from the SEC with respect to the Fund’s multi-class structure.

Although Units of each class represent pro rata interests in the Fund, each class votes separately on class-specific matters. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of Units based on the relative net assets of each class to the total net assets of the Fund.

2. Significant Accounting Policies

The Fund is an investment company and applies the guidance set forth in Accounting Standards Codification (“ASC”) 946, Financial Services—Investment Companies. The following is a summary of significant accounting and reporting policies used in preparing the consolidated financial statements.

2.a. Basis of Accounting

The Fund’s accounting and reporting policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”).

2.b. Valuation of Investments

Investments held by the Fund include short-term investments, publicly traded equity (“Public Investments”), direct equity and debt investments in operating companies (“Direct Investments”) and primary and secondary investments in private equity funds (“Primary Investments” and “Secondary Investments”, respectively, and together, “Private Equity Fund Investments”; Direct Investments and Private Equity Fund Investments, collectively, “Private Equity Investments”).

The Fund is required to report its investments, including those for which current market values are not readily available, at fair value.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2025 (continued)

2. Significant Accounting Policies (continued)

The Fund values its investments in accordance with ASC 820, Fair Value Measurements (“ASC 820”), which defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the applicable measurement date, and Rule 2a-5 under the Investment Company Act (“Rule 2a-5”). Pursuant to Rule 2a-5, the Board designated the Adviser as “valuation designee” to perform fair value determinations and approved amended Valuation Procedures.

Fair value is based on observable market prices or parameters or derived from such prices or parameters when such quotations are readily available. In accordance with Rule 2a-5, a market quotation is “readily available” only when it is a quoted price (unadjusted) in active markets for identical instruments that a fund can access at the measurement date, provided that such a quotation is not considered to be readily available if it is not reliable.

The Adviser, as “valuation designee” under Rule 2a-5, determines the fair value of the Fund’s Private Equity Investments in conformity with U.S. GAAP, Rule 2a-5, and the Fund’s Valuation Procedures. As permitted by the Valuation Procedures, the Adviser values the Fund’s Private Equity Investments in consultation with persons who are employees of the Adviser’s parent company or one of its subsidiaries. The Valuation Procedures require evaluation of all relevant factors reasonably available to the Adviser and its affiliates at the time the Fund’s Private Equity Investments are valued.

Direct Investments

In assessing the fair value of the Fund’s non-traded Direct Investments in accordance with the Valuation Procedures, the Adviser uses a variety of methods such as earnings multiples, discounted cash flow and market data from third party pricing services. The Adviser makes valuation assumptions based on market conditions existing at the end of each reporting period. Quoted market prices or dealer quotes for certain similar instruments are used for debt investments where appropriate. Other techniques, such as option pricing models and estimated discounted value of future cash flows, are used to determine fair value for the remaining financial instruments. Because of the inherent uncertainty of estimates, fair value determinations based on estimates may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Private Equity Fund Investments

The fair values of Private Equity Fund Investments determined by the Adviser in accordance with the Valuation Procedures are estimates. These estimates are net of management and performance incentive fees or allocations payable pursuant to the respective organizational documents of the Private Equity Fund Investments. Ordinarily, the fair value of a Private Equity Fund Investment is based on the net asset value of that Private Equity Fund Investment reported by its investment manager. If the Adviser determines that the most recent net asset value reported by the investment manager of a Private Equity Fund Investment does not represent fair value or if the manager of a Private Equity Fund Investment fails to report a net asset value to the Fund, a fair value determination is made by the Adviser in accordance with the Valuation Procedures. In making that determination, the Adviser will consider whether it is appropriate, considering all relevant circumstances, to value such Private Equity Fund Investment at the net asset value last reported by its investment manager, or whether to adjust such value by a premium or discount. Because of the inherent uncertainty of estimates, fair value determinations based on estimates may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material.

For each of the Fund’s Private Equity Fund Investments (for the purposes of this paragraph, an “Investee”), the Fund has no right to cause the Investee or any third party to purchase the Fund’s investment in the Investee, at the end of the term of such investment, or any other time. Accordingly, in a typical Private Equity Fund Investment, the Fund expects to realize the value remaining in its investment at the end of the investment’s term through distributions resulting from the liquidation of the remaining assets of the Investee.

Public Investments

The fair values of financial instruments traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange will be valued based on their respective market price (“Readily Available Market Quotations”). A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that quotation will not be readily available if it is not reliable.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2025 (continued)

2. Significant Accounting Policies (continued)

The fair values of asset-backed securities are determined by price quotations from unaffiliated market makers, financial institutions that regularly trade similar investments or independent valuation agents using industry standard valuation models.

The Valuation Procedures are implemented by the Adviser and State Street Bank and Trust Company, as the Fund’s administrator (the “Administrator”). Both the Adviser and the Administrator are subject to the oversight of, and report to, the Board. The Adviser and the Administrator monitor and review the methodologies of the various third-party pricing services that are employed by the Fund.

The Adviser and certain of its affiliates act as investment advisers to clients other than the Fund. However, the valuation attributed to a Private Equity Investment held by the Fund and to the same Private Equity Investment held by another client, one of the Adviser’s affiliates, or by a client of one of its affiliates might differ due to differences in accounting, regulatory or other factors applicable to the Fund, to such other client or the Adviser’s affiliate.

2.c. Cash and Cash Equivalents

In the normal course of its business the Fund holds cash, including foreign currencies, in short-term interest-bearing deposit accounts, and short-term U.S. Treasury Bills (“T-Bills”) to provide liquidity pending investment in Private Equity Investments. T-Bills are valued at amortized cost which is close to or a proxy for fair value. At times, the amounts held in these accounts may exceed applicable federally insured limits. The Fund has not experienced any losses in these accounts and does not believe that it is exposed to significant credit risk in these accounts.

2.d. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. Dollars. Generally, valuations of assets and liabilities denominated in currencies other than the U.S. Dollar are translated into U.S. Dollar equivalents using valuation date exchange rates, while purchases, realized gains and losses, income and expenses are translated at transaction date exchange rates. As of March 31, 2025, the Fund’s investments denominated in foreign currencies were as follows:

Currency	Number of investments
Australian Dollars	17
Brazilian Reals	1
Canadian Dollars	6
Euros	353
Indian Rupees	2
Japanese Yen	6
New Zealand Dollars	4
Norwegian Kroner	2
Philippine Pesos	1
Pounds Sterling	45
Swedish Kronor	2
Swiss Francs	7

The Fund does not separately state the portion of the results of operations due to fluctuations in foreign exchange rates. They are included with other changes in fair values of the investments during the period.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2025 (continued)

2. Significant Accounting Policies (continued)

2.e. Forward Foreign Currency Exchange Contracts

The Fund may enter forward foreign currency exchange contracts to manage foreign exchange rate risk. These contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date may be entered into as a hedge against either specific transactions or portfolio positions. The objective of the Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. Dollar value of the Fund’s foreign currency denominated investments will decline due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the forward foreign currency exchange contract is offset by entering a closing transaction or by the delivery or receipt of the currency. The risk that counterparties may be unable to meet the terms of their contracts and the risk of unanticipated movements in the value of a foreign currency relative to the U.S. Dollar are inherent in forward foreign currency exchange contracts.

During the year ended March 31, 2025, the Fund entered 427 long/short forward foreign currency exchange contracts. As disclosed in the Consolidated Statement of Assets and Liabilities, the Fund had $18,014,142 in unrealized appreciation and $(71,750,626) in unrealized depreciation on forward foreign currency exchange contracts. As disclosed in the Consolidated Statement of Operations, the Fund had $106,893,375 in net realized gains (losses) and $(82,967,210) change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

2.f. Investment Income

The Fund records a distribution of cash or in-kind securities on a Private Equity Investment at fair value based on the information contained in the notice provided to the Fund when the distribution is received. Thus, the Fund recognizes in the Consolidated Statement of Operations its share of realized gains (or losses) and the Fund’s share of net investment income (or loss) based upon information received about distributions on Private Equity Investments. Unrealized appreciation (depreciation) on investments presented in the Consolidated Statement of Operations includes the Fund’s share of unrealized gains and losses, realized undistributed gains/losses, and undistributed net investment income (or loss) on Private Equity Investments for the relevant period.

The Fund classifies various types of non-interest income earned from Direct Investments as either other income or transaction income. Other income includes transfer fees, amendment fees, and unfunded fees. Transaction income includes break-up fees, directors’ fees, financial advisory fees, topping fees, investment banking fees, monitoring fees, organizational fees, and syndication fees.

2.g. Interest and Dividend Income

Dividend income is recorded on the ex-dividend date, except for certain dividends received from foreign securities and Direct Equity Investments for which the ex-dividend date has passed, in which case the dividend is recorded as soon as a Fund is informed that the ex-dividend date has occurred. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on an accrual basis from the settlement date, except for securities with a forward starting effective date, where interest income is recorded on the accrual basis from the effective date.

2.h. Fund Expenses

The Fund records expenses for all costs incurred in its conduct of the business of the Fund on an accrual basis, including, but not limited to, the following: all costs of portfolio transactions and positions for the Fund’s account; legal fees; accounting, auditing, and tax preparation fees; custodial fees; fees for lines of credit; fees for data and software providers; costs of insurance; registration costs; fees of each Manager who is not an “interested person” of the Fund, as defined in the Investment Company Act (each, individually an “Independent Manager” and collectively, the “Independent Managers”); and costs of meetings of the Board, including reimbursement of the Independent Managers for their costs in attending meetings of the Board.

2.i. Expenses Relating to Purchases of Secondary Investments

Expenses relating to purchases of Secondary Investments include the amortization of deferred payments on Secondary Investments. Such amortization expense is recognized on a monthly basis until the due date of a deferred payment.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2025 (continued)

2. Significant Accounting Policies (continued)

2.j. Income Taxes

The Fund recognizes tax positions in its consolidated financial statements only when it is more likely than not that the relevant taxing authority will, upon examination, sustain the position based on its merits. A position that meets this standard is measured at the maximum benefit that will more likely than not be realized upon settlement. The Fund classifies any interest expense related to income taxes in income tax expense, and any income tax penalties under expenses in the Consolidated Statements of Operations.

The Fund’s tax positions have been reviewed based on applicable statutes of limitation for tax assessments, which may vary by jurisdiction. Based on this review, the Fund has concluded that no additional provision for income tax is required in the Fund’s consolidated financial statements. The Fund is subject to potential examination by certain taxing authorities in various jurisdictions. The Fund’s tax positions are subject to ongoing interpretation of laws and regulations by taxing authorities.

As noted above, the Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. If the Fund were to fail to meet the requirements of Subchapter M to qualify as a RIC, and if the Fund were ineligible to or otherwise were not to cure such failure, the Fund would be subject to tax on its taxable income, whether or not distributed to Members, at corporate rates, and all distributions of earnings and profits would be taxable to Members as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions until it requalifies as a RIC that is accorded special tax treatment under Subchapter M. In order to comply with the requirements of Subchapter M, the Fund must distribute substantially all of its taxable income and gains to holders of Fund Units and meet certain diversification and income requirements with respect to its investments. The Onshore Subsidiary is treated as an association taxable as a corporation for U.S. federal income tax purposes. The Offshore Subsidiary, Revolver Subsidiary, and BSL Subsidiaries are each treated as an entity separate from the Fund, and thus are disregarded, for U.S. federal income tax purposes. In preparing its consolidated financial statements, the Onshore Subsidiary is required to recognize its estimate of income taxes for Federal and State purposes as a deferred tax asset or liability. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the corresponding amounts used for income tax purposes. If the Onshore Subsidiary has a deferred tax asset, consideration is given to whether a valuation allowance is required. The Offshore Subsidiary, Revolver Subsidiary, and BSL Subsidiaries are not subject to U.S. federal and state income taxes.

The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by U.S. federal, state, local and foreign jurisdictions, where applicable. As of March 31, 2025, the tax years from 2019 forward remain subject to examination by the major tax jurisdictions in which the Fund is subject to examination.

During the year ended March 31, 2025 the Fund reclassified $99,702,655 of undistributed net investment income, $(363,785,140) of accumulated net realized gain (loss) on investments and forward foreign currency contracts, $0 of accumulated net unrealized appreciation on investments and forward foreign currency contracts, and $0 of foreign currency translation, to paid-in capital.

2.k. Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements, as well as the reported increases and decreases in capital from operations during the reporting period. Actual results may differ from those estimates.

2.l. Consolidated Financial Statements

The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows and Consolidated Financial Highlights of the Fund include the accounts of the Subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation.

2.m. Disclosures about Offsetting Assets and Liabilities

The Fund is subject to requirements to disclose information about offsetting assets and liabilities and similar arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2025 (continued)

2. Significant Accounting Policies (continued)

For financial reporting purposes, the Fund does not offset derivative assets and liabilities that are subject to Master Netting Agreements (“MNA”) or similar arrangements in the Consolidated Statement of Assets and Liabilities. The table below presents the amounts of the Fund’s derivative assets and liabilities as of March 31, 2025: gross, net of amounts available for offset under a MNA, and net of the related collateral received and/or pledged, if any, by the Fund:

Counterparty	Derivative Assets Subject to a MNA with Counterparty	Financial Instruments Available for Offset	Collateral Received[1]	Net Amount[2]
Barclays	$2,937,597	$2,937,597	$—	$—
BNY Mellon	58,904	58,904	—	—
Nomura International PLC	15,017,641	6,770,660	—	8,246,981

Counterparty	Derivative Liabilities Subject to a MNA with Counterparty	Financial Instruments Available for Offset	Collateral Pledged[1]	Net Amount[3]
Bank of America	$11,151,284	$—	$11,151,284	$—
Barclays	45,886,023	2,937,597	42,948,426	—
BNY Mellon	7,942,659	58,904	7,883,755	—
Nomura International PLC	6,770,660	6,770,660	—	—

[1]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount due from the Fund to the counterparty in the event of default.

2.n. Recently Adopted Accounting Pronouncements

In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted the notes to the Consolidated Financial Statements only and did not affect the Fund’s financial position or the results of its operations. The Adviser acts as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation. The Fund represents a single operating segment, as the CODM monitors and assesses the operating results of the Fund as a whole, based on a defined investment objective of the Fund. The Fund’s portfolio composition, total returns, expense ratios and changes in net assets are used by the CODM to assess segment performance and make sure resource allocations are consistent with the information presented within the Fund’s Consolidated Financial Statements. The accompanying Consolidated Financial Statements detail the Fund’s segment assets, liabilities, revenues, and expenses.

3. Fair Value Measurements

In conformity with U.S. GAAP, investments are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Estimated fair values may differ from the values that would have been used if a ready market existed or if the investments were liquidated at the valuation date. A three-level hierarchy is used to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs). This distinction determines the classification of fair value measurements for disclosure purposes.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2025 (continued)

3. Fair Value Measurements (continued)

The various types of inputs used in determining the value of the Fund’s investments are summarized below for each of the three levels:

Valuation of Investments

●

Level 1 – Pricing inputs are quoted prices available in active markets for identical investments as of the measurement date. The type of investments included in Level 1 include marketable securities that are primarily traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange. The fair value is determined to be the last sale price on the determination date, or, if no sales occurred on that date, the closing bid price on the determination date. In accordance with authoritative guidance, the Fund does not apply a blockage discount to the quoted price for these investments, even in situations where the Fund holds a large position in an investment and a sale could reasonably impact the quoted price.

●

Level 2 – Pricing inputs are observable inputs other than quoted prices for identical assets in active markets (i.e., not Level 1 inputs). Fair value is determined using models or other valuation methodologies through direct or indirect corroboration with observable market data. Investments that are generally included in this category include corporate notes, convertible notes, warrants and restricted public equity securities. The fair value of legally restricted equity securities may be discounted depending on the likely impact of the restrictions on liquidity and the Adviser’s estimates.

●

Level 3 – Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment and/or estimation. Investments that are included in this category are private equity and debt investments, as well as convertible notes and warrants that are not actively traded. The fair value for investments using Level 3 pricing inputs is based on the Adviser’s estimates that consider a combination of various factors and performance measurements. These factors and measurements include the timing of the transaction; the market in which the investment operates; comparable market transactions; operational performance and projections of the investments; various performance multiples as applied to earnings before interest, taxes, depreciation, and amortization or a similar measure of earnings for the latest reporting period or a forward period; brokers’ quotes; and discounted cash flow analysis.

Due to the inherent uncertainty of estimates, fair value determinations based on estimates may materially differ from the values that would have been used had a ready market for the securities existed. The following is a summary of the Fund’s investments classified in the fair value hierarchy as of March 31, 2025:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks	$772,125,511	$—	$—	$772,125,511
High Yield Bonds	—	128,263,335	—	128,263,335
Asset-Backed Securities	—	—	77,121,627	77,121,627
Floating Rate Loans	—	—	326,426,005	326,426,005
Direct Investments:
Direct Equity	71,002,859	731,400	8,585,997,164	8,657,731,423
Direct Debt	—	5,046,828	1,404,999,348	1,410,046,176
Total Direct Investments*	$71,002,859	$5,778,228	$9,990,996,512	$10,067,777,599
Secondary Investments*	—	—	2,671,931,827	2,671,931,827
Primary Investments*	—	—	2,201,976,666	2,201,976,666
Total Investments	$843,128,370	$134,041,563	$15,268,452,637	$16,245,622,570

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2025 (continued)

3. Fair Value Measurements (continued)

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Foreign Currency Exchange Contracts**	$—	$18,014,142	$—	$18,014,142
Total Assets	$—	$18,014,142	$—	$18,014,142
Liabilities
Foreign Currency Exchange Contracts**	$—	$(71,750,626)	$—	$(71,750,626)
Total Liabilities	$—	$(71,750,626)	$—	$(71,750,626)
Total Investments net of Foreign Currency Exchange Contracts	$843,128,370	$80,305,079	$15,268,452,637	$16,191,886,086

*	Private Equity Investments are described in Note 2.b.
**	Forward Foreign Currency Exchange Contracts are described in Note 2.e.

The following is a reconciliation of the amount of the account balances on April 1, 2024 and March 31, 2025 of those investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balance as of April 1, 2024	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Gross Purchases	Gross Sales	Net Amortization of Discount/ (Premium)	Net Transfers In or Out of Level 3	Balance as of March 31, 2025
Asset-Backed Securities	$61,753,834	$327,296	$(1,245,596)	$41,327,500	$(25,083,797)	$42,390	$—	$77,121,627
Floating Rate Loans	$—	$(1,055)	$535,708	$326,216,975	$(423,349)	$97,726	$—	$326,426,005
Direct Investments:
Direct Equity Investments	$8,531,221,626	$568,836,741	$(110,292,360)	$507,752,679	$(949,473,427)	$—	$37,951,905	$8,585,997,164
Direct Debt Investments	$1,251,252,987	$(41,635,506)	$31,377,199	$713,506,255	$(554,226,605)	$4,725,018	$—	$1,404,999,348
Total Direct Investments*	$9,782,474,613	$527,201,235	$(78,915,161)	$1,221,258,934	$(1,503,700,032)	$4,725,018	$37,951,905	$9,990,996,512
Secondary Investments*	$1,827,755,657	$(1,161,351)	$248,610,499	$734,845,063	$(138,118,041)	$—	$—	$2,671,931,827
Primary Investments*	$2,123,078,112	$(5,169,712)	$28,575,799	$234,811,714	$(179,319,247)	$—	$—	$2,201,976,666
Total	$13,795,062,216	$521,196,413	$197,561,249	$2,558,460,186	$(1,846,644,466)	$4,865,134	$37,951,905	$15,268,452,637

*

For the purposes of the tables above: (i) “Direct Investments” are private investments directly in the equity or debt of selected operating companies, often together with the management of the investee operating company; (ii) “Primary Investments” are investments in newly established private equity partnerships where underlying portfolio companies are generally not known as of the time of investment; (iii) and “Secondary Investments” are single or portfolios of assets acquired on the secondary market. However, in the private equity market sector the term “secondary investments” is generally understood to mean Private Equity Fund Investments acquired in the secondary market (See Note 2.b). Notwithstanding the foregoing, if the Fund reasonably determines that the strict application of the above definitions would not reflect the economic substance of any investment, the Fund may re-classify such investment as it deems appropriate.

Changes in inputs or methods used for valuing investments may result in transfers in or out of levels within the fair value hierarchy. The inputs or methods used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between levels of the fair value hierarchy are reported at the beginning of the reporting period in which they occur.

The amount of the net change in unrealized appreciation (depreciation) for the year ended March 31, 2025 relating to investments in Level 3 assets still held at March 31, 2025 is $ 747,070,177, which is included as a component of net change in accumulated unrealized depreciation on investments on the Consolidated Statement of Operations.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2025 (continued)

3. Fair Value Measurements (continued)

The following is a summary of quantitative information about significant unobservable valuation inputs approved by the Adviser for Level 3 Fair Value Measurements for investments held as of March 31, 2025:

Type of Security	Fair Value at March 31, 2025 (000’s)*	Valuation Technique(s)	Unobservable Input	Range (weighted average)
Asset-Backed Securities	$77,122	Reported fair value	Reported fair value	n/a
Floating Rate Loans	$326,426	Broker quotes	Indicative quotes for an inactive market	n/a
Direct Investments:
Direct Equity	$786,695	Discounted cash flow	Discount factor	9.33% – 20.68% (13.59%)
	6,796,522	Market comparable companies	Enterprise value to EBITDA multiple	3.10x – 32.80x (17.43x)
	104,756	Market comparable companies	Price to book ratio	1.90x – 1.90x (1.90x)
	202,934	Exit price	Recent transaction price	n/a
	119,817	Recent financing/transaction	Recent transaction price	n/a
	448,729	Reported fair value	Reported fair value	n/a
	126,543	Market comparable companies	Enterprise value to sales multiple	1.26x – 19.00x (10.23x)
Direct Debt	$967,591	Broker quotes	Indicative quotes for an inactive market	n/a
	396,314	Discounted cash flow	Discount factor	8.00% – 28.00% (10.06%)
	5,212	Market comparable companies	Enterprise value to EBITDA multiple	5.75x – 14.00x (6.87x)
	27,262	Recent financing/transaction	Recent transaction price	n/a
	8,621	Market comparable companies	Enterprise value to sales multiple	14.0x – 14.0x (14.0x)
Primary and Secondary Investments	$4,873,908	Adjusted reported net asset value	Reported net asset value	n/a

*	Level 3 fair value includes accrued interest.

Level 3 Direct Equity Investments valued using an unobservable input are directly affected by a change in that input. For Level 3 Direct Debt Investments, the Fund estimates fair value utilizing earnings and multiples analysis or an analysis of discounted cash flows that considers the credit risk and interest rate risk of the particular investment. For Direct Investments, significant increases or decreases in these inputs in isolation would result in a significantly lower or higher fair value measurements.

The amounts from Partners Group investment vehicles pertain to non-investment related assets (liabilities) and/or any difference in fair value classification of its underlying investments. In certain cases, this may also include underlying investments that are measured under Level 1 or Level 2 but presented under Level 3 in fair value measurement note since the investments are held under external partnership investments.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2025 (continued)

4. Revolving Credit Agreement

The Fund has a secured, committed multicurrency revolving line of credit (“LOC”) facility with Lloyds Bank Corporate Markets plc (successor of Lloyds Bank plc), NatWest Markets plc (successor of The Royal Bank of Scotland plc), Barclays Bank plc, UBS AG, and Bank of America, N.A. in the aggregate maximum principal amount of $1,261,000,000. The Fund anticipates that this LOC facility will be used primarily for working capital requirements and for financing investments and funding associated costs and expenses. The Fund will incur additional interest and other expenses for the use of this and other future line of credit facilities. Borrowings under this facility had been charged a rate of interest per annum that was the aggregate of the applicable margin of 3.25% which was until June 30, 2023, London Interbank Offered Rate (LIBOR), after June 30, 2023, Secured Overnight Financing Rate (SOFR), or, in relation to any loan in Euros, the Euro Interbank Offered Rate (EURIBOR), and a commitment fee of 1.20% per annum on the daily unused portion. For the year ended March 31, 2025, the Fund did not have any borrowings and did not incur any interest expense under the LOC facility. In addition to the commitment fee under the LOC facility the Fund agrees to pay arrangement fees based on the rate agreed to with the various lenders, agency fees of $25,000 per annum, monitoring fees of $25,000 per annum and trustee fees of $15,000 per annum. The term of the LOC facility runs until January 29, 2027.

5. Unit Transactions/Subscription and Repurchase of Units

In general, Units are offered for purchase as of the first day of each calendar month. However, Units may be offered more or less frequently as determined by the Board in its sole discretion.

Pursuant to the conditions of an exemptive order issued by the SEC, and in compliance with Rule 12b-1 under the Investment Company Act, the Fund has adopted a Distribution and Service Plan for the Class A Units (the “Distribution Plan”). The Distribution Plan allows the Fund to pay distribution fees for the promotion and distribution of its Class A Units and the provision of personal services to holders of Class A Units. Under the Distribution Plan, the Fund may pay as compensation an amount up to 0.70% on an annualized basis of the value of the Fund’s net asset attributable to Class A Units (the “Distribution Fee”). Payment of the Distribution Fee is governed by the Distribution Plan. The Distribution Fee is paid out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund solely with respect to Class A Units. For the year ended March 31, 2025, the Fund accrued distribution fees of $58,995,659 which were attributable to Class A Units. Class I Units are not subject to the Distribution Plan or the Distribution Fee and do not bear any expenses associated therewith. In addition, under the Distribution Plan, subscriptions for Class A Units may be subject to a placement fee (the “Placement Fee”) of up to 3.50% of the subscription amount. No Placement Fee may be charged without the consent of the placement agent.

The Board may, from time to time and in its sole discretion, cause the Fund to repurchase Units from Members pursuant to written tenders by Members at such times and on such terms and conditions as established by the Board. In determining whether the Fund should offer to repurchase Units, the Board considers the recommendation of the Adviser, as well as a variety of other operational, business, and economic factors. The Adviser anticipates recommending to the Board that, under normal circumstances, the Fund conduct quarterly repurchase offers for Units having an aggregate value of no more than 5% of the Fund’s net assets each January 1st, April 1st, July 1st, and October 1st. The Fund is entitled to charge a 2.00% early repurchase fee for any repurchase of Units from a Member at any time prior to the day immediately preceding the first anniversary of the Member’s purchase of such Units.

Transactions in Units were as follows:

	For the Year Ended March 31, 2025*		For the Year Ended March 31, 2024*
	Units	Dollar Amounts	Units	Dollar Amounts
Class A Units
Sales	3,373,450,989	$897,386,781	435,055,860	$867,184,668
Reinvestments	69,126,368	141,591,539	104,139,872	207,209,706
Repurchases	(284,950,289)	(693,458,689)	(218,882,176)	(438,997,302)
Class exchanges	(11,533,916)	(42,299,009)	(30,924,852)	(62,024,192)
Net increase (decrease)	3,146,093,152	$303,220,622	289,388,704	$573,372,880

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2025 (continued)

5. Unit Transactions/Subscription and Repurchase of Units (continued)

	For the Year Ended March 31, 2025*		For the Year Ended March 31, 2024*
	Units	Dollar Amounts	Units	Dollar Amounts
Class I Units
Sales	2,777,388,918	$838,147,453	352,539,664	$728,148,848
Reinvestments	48,501,415	104,103,438	73,606,452	152,280,709
Repurchases	(342,426,840)	(876,816,689)	(266,162,372)	(554,919,154)
Class exchanges	11,034,226	42,299,009	29,826,636	62,024,192
Net increase (decrease)	2,494,497,719	$107,733,211	189,810,380	$387,534,595

*	Updated to reflect the effect of a 1-for-4 unit split on July 2, 2024.

6. Management Fees, Incentive Fee and Fees and Expenses of Managers

Under the terms of the Investment Management Agreement the Adviser is responsible for providing day-to-day investment management and certain other services to the Fund, subject to the ultimate supervision of and to any policies established by the Board. Accordingly, the Adviser is responsible for developing, implementing and supervising the Fund’s investment program. As consideration for its investment management services under the Investment Management Agreement, the Fund pays the Adviser a monthly management fee equal to 1/12th of 1.50% (1.50% on an annualized basis) of the greater of (i) the Fund’s net asset value and (ii) the Fund’s net asset value less cash and cash equivalents plus the total of all commitments made by the Fund that have not yet been drawn for investment. However, the Adviser has agreed that in no event will the management fee exceed 1.75% as a percentage of the Fund’s net asset value. For the year ended March 31, 2025, the Fund incurred $251,737,540 in management fees payable to the Adviser.

In addition to the monthly management fee, at the end of each calendar quarter (and at certain other times), the Adviser will be entitled to receive an Incentive Fee equal to 10% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the New Loss Recovery Account (as defined below). For the purposes of calculating the Incentive Fee, the term “net profits” means the amount by which the net asset value of the Fund on the last day of the relevant period exceeds the net asset value of the Fund as of the beginning of the same period, including any net change in unrealized appreciation or depreciation of investments, realized gains or losses, investment income, expenses, while excluding contributions and withdrawals from the calculation of the Incentive Fee. The Fund maintains a memorandum account (the “New Loss Recovery Account”), which had an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. Members will benefit from the New Loss Recovery Account in proportion to their holdings of Units. For the year ended March 31, 2025, the Fund incurred $99,456,006 in Incentive Fees due to the Adviser.

The Adviser has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction related expenses arising out of investments made by the Fund, extraordinary expenses, the Incentive Fee, and any acquired fund fees and expenses) do not exceed 3.00% on an annualized basis with respect to Class A Units and 2.30% on an annualized basis with respect to Class I Units (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to affect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment. The Expense Limitation Agreement may be terminated by the Adviser or the Fund upon thirty days’ written notice to the other party. During the year ended March 31, 2025, the Adviser did not waive any fees and the Fund did not pay any recoupment of existing waivers pursuant to the Expense Limitation Agreement.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2025 (continued)

6. Management Fees, Incentive Fee and Fees and Expenses of Managers (continued)

Each Independent Manager is paid an annual fee. Effective January 1, 2025, the Fund increased the annual fee from $150,000 to $160,000. The Fund pays an additional fee of $10,000 to the Chairman of the Board, the Chairman of the Audit Committee, the Chairman of the Nominating Committee, and to each Independent Manager that is not the Chair of a Committee. The Fund also reimburses the expenses of the Independent Managers incurred in connection with their services as Independent Managers. The Independent Managers do not receive any pension or retirement benefits from the Fund.

7. Affiliated Investments

Under Section 2(a)(3) of the Investment Company Act, a portfolio company is considered “affiliated” with the Fund if the Fund owns five percent or more of such portfolio company’s outstanding voting securities. The Fund held at least five percent of the outstanding voting securities of the following portfolio companies as of March 31, 2025:

	Shares/ Principal as of March 31, 2025	Fair Value as of March 31, 2024	Gross Additions(1)	Gross Reductions(2)	Realized Gains/ Losses	Change in Unrealized Gains (Losses)	Fair Value as of March 31, 2025	Affiliated Income/ Accretion of Discount
Non-Controlled Affiliates
Bock Capital JVCo Nature S.à.r.l.	12,590,000,000	$184,424,230	$—	$—	$—	$56,683,437	$241,107,667	$—
Camelia Investment 1 Limited(3)(4)	—	161,208,496	—	(161,259,391)	72,124,832	(72,073,937)	—	533,328
CapitalSpring Finance Company, LLC	6,017,517	8,205,962	266,281	(3,450,517)	(4,795)	192,352	5,209,283	316,090
Confluent Health Holdings LP	30,362	75,177,581	216,482	(203,671)	—	(4,512,125)	70,678,267	400,432
Dermatology Holdings, L.P.(4)	—	144,036,748	41,324	—	—	27,874,354	171,952,426	—
Ecom Express Private Limited(5)	63,417	9,410,364	1	—	—	(1,737,457)	7,672,908	—
ECP Parent, LLC	109,770,023	102,237,386	5,402	—	—	13,887,062	116,129,850	162,120
EdgeCore Holdings, L.P.(4)	—	103,722,191	19,701,846	—	—	32,169,147	155,593,184	—
Encore Holdings LP(4)	60,573	103,191,531	17,300,000	(10,380)	—	31,500,759	151,981,910	—
EnfraGen LLC	37,786	90,545,380	—	(5,148,343)	—	5,199,540	90,596,577	2,138,365
Gateway Fleets Holdings, LP (4)	—	—	1,816,000	—	—	—	1,816,000	—
Green DC LuxCo Sarl	46,167,289	154,904,427	57,965,142	—	—	37,016,301	249,885,870	—
Icebox Holdco I Inc(4)	—	62,800,836	12,228	—	—	(14,438)	62,798,626	1,548,751
Icebox Parent LP(4)	—	218,133,631	—	—	—	85,010,292	303,143,923	—
Idera, Inc.	1,223,033	1,229,521	(2,934)	(9,242)	23	(80,602)	1,136,766	827,371
Idera Parent L.P.(4)	—	270,973,196	—	—	—	(90,851,261)	180,121,935	203,748
KPOCH Holdings, L.P.(4)	—	170,690,437	—	—	—	29,827,875	200,518,312	1,279,511
KPSKY Holdings L.P.(4)	—	76,653,056	—	—	—	(31,374,033)	45,279,023	148,950
Luxembourg Investment Company 285 S.à.r.l.(6)	14,865,773	28,178,939	—	—	—	(18,957,281)	9,221,658	—
Luxembourg Investment Company 293 S.à.r.l.	9,789,622	50,762,648	—	—	—	2,238,826	53,001,474	—

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2025 (continued)

7. Affiliated Investments (continued)

	Shares/ Principal as of March 31, 2025	Fair Value as of March 31, 2024	Gross Additions(1)	Gross Reductions(2)	Realized Gains/ Losses	Change in Unrealized Gains (Losses)	Fair Value as of March 31, 2025	Affiliated Income/ Accretion of Discount
Luxembourg Investment Company 314 S.à.r.l.(6)	192,000	$1	$—	$—	$—	$—	$1	$—
Luxembourg Investment Company 404 S.à r.l.	145,800	24,435,176	—	(16,590)	(133)	(646,780)	23,771,673	—
Luxembourg Investment Company 414 S.à r.l.	12,316,087	101,514,227	—	—	—	12,142,922	113,657,149	—
Luxembourg Investment Company 430 S.à r.l.	52,594,635	76,366,764	—	—	—	3,356,128	79,722,892	62,148
MHS Acquisition Holdings, LLC	35,641	985,319	—	—	—	(474,896)	510,423	—
MHS Blocker Purchaser L.P.(4)	—	76,184,208	—	—	—	(36,718,740)	39,465,468	—
Orbiter Investments S.à.r.l.	8,568,857	273,466,108	—	—	—	(48,065,493)	225,400,615	—
Partners Group Satellite HoldCo S.à.r.l.	14,993,879	53,842,689	53,303	—	—	(14,256,507)	39,639,485	—
Partners Group Satellite Warehouse S.C.S.(4)	—	1,174,555	1,293	—	—	(113,893)	1,061,955	—
Partners Terra Pte. Ltd.	7,980,885	9,130,863	859,665	—	—	1,277,407	11,267,935	—
PG BRPC Investment, LLC	32,079	84,594,435	—	—	—	(8,148,014)	76,446,421	402,739
PG Delta Holdco, LLC	40,952	87,245,404	4,383,782	—	—	20,119,637	111,748,823	461,039
PG Esmeralda Pte. Ltd.	12,790,872	42,748,489	6,853,838	—	—	(35,960,485)	13,641,842	—
PG Investment Company 18 S.à.r.l.	126,506,634	170,136,983	—	—	—	51,795,076	221,932,059	483,074
PG Investment Company 24 S.à.r.l.	102,257,478	152,072,826	—	—	—	894,631	152,967,457	700,666
PG Investment Company 60 S.à.r.l.	379,375	1,928,633	3,994,425	—	—	912,226	6,835,284	—
PG Investment Company 76 S.à.r.l.	44,108,739	—	48,700,262	(280,328)	(18,549)	(493,910)	47,907,475	—
PG Lion Management Warehouse S.C.S(4)(6)	—	232,873	—	—	—	(168,034)	64,839	—
PG TLP S.à r.l.	6,473,126	114,276,166	190,038	—	—	27,098,892	141,565,096	—
PG Wave Limited	53,215,581	86,899,848	—	—	—	16,695,144	103,594,992	—
Pharmathen GP S.à r.l.	110,300	1	—	—	—	—	1	—
Pharmathen Topco S.à r.l.	102,498,368	160,504,707	3,722,755	—	—	(31,821,740)	132,405,722	—
Polyusus Lux XVI S.à.r.l.	291,878,429	2	3,005,381	—	—	(7,241)	2,998,142	—

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2025 (continued)

7. Affiliated Investments (continued)

	Shares/ Principal as of March 31, 2025	Fair Value as of March 31, 2024	Gross Additions(1)	Gross Reductions(2)	Realized Gains/ Losses	Change in Unrealized Gains (Losses)	Fair Value as of March 31, 2025	Affiliated Income/ Accretion of Discount
Root JVCo S.à r.l.	29,599,124	$111,951,014	$—	$—	$—	$14,933,052	$126,884,066	$125,018
SnackTime PG Holdings, Inc.	12	10,573,061	4,028	—	—	(10,577,089)	—	54,523
Specialty Pharma Holdings LP(4)	—	145,782,767	—	—	—	(1,977,366)	143,805,401	225,908
Sunsure Energy Private Limited	2,409,419	12,075,632	7,253,437	—	—	3,274,174	22,603,243	71,700
SureWerx Topco, L.P.(4)	—	59,814,352	3,367,000	—	—	2,158,118	65,339,470	335,299
Surfaces SLP (SCSp)(4)	—	29,161,781	—	—	—	(5,884,064)	23,277,717	—
Thermostat Purchaser, L.P.(4)	—	90,401,213	—	—	—	23,001,980	113,403,193	—
WHCG Purchaser, Inc.(3)	—	3,407,722	169,919	(3,577,641)	—	—	—	230,690
WHCG Purchaser, Inc.(3)(4)	—	2,377,506	20,419	—	(2,336,419)	(61,506)	—	—
WHCG Purchaser, L.P.	14,022,833	12,901,389	14,022,833	—	—	513,232	27,437,454	—
Zenith Longitude Limited	26,838,037	262,470,388	—	—	—	102,242,281	364,712,669	4,299,165
Zoncolan Topco S.à r.l.	26,085,372	96,885,494	5,822,805	—	—	2,767,328	105,475,627	—
Total Non-Controlled Affiliates		$4,372,029,156	$199,746,955	$(173,956,103)	$69,764,959	$189,805,281	$4,657,390,248	$15,010,635

(1)

Gross additions may include increases in the cost basis of investments resulting from new portfolio investments, the accretion of discounts and the exchange of one or more existing securities for one or more new securities.

(2)

Gross reductions may include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales and the exchange of one or more existing securities for one or more new securities.

(3)	Investment was exited during the period ended March 31, 2025.

(4)	Investment does not issue shares.

(5)	This investment is associated with PG Esmeralda Pte. Ltd.

(6)	Luxembourg Investment Company 285 S.à.r.l, Luxembourg Investment Company 314 S.à.r.l and PG Lion Management Warehouse S.C.S. are related to the same investment.

8. Accounting and Administration Agreement

The Administrator serves as administrator and accounting agent to the Fund and provides certain accounting, record keeping and investor related services pursuant to an Accounting and Administration Agreement between the Fund and the Administrator. For its services the Administrator receives a monthly fee that is based upon the average net assets of the Fund, fees on portfolio transactions, as well as reasonable out of pocket expenses. For the year ended March 31, 2025, the Fund incurred $7,500,752 in administration and accounting fees due to the Administrator.

9. Investment Transactions

Total purchases of investments for the year ended March 31, 2025 amounted to $3,649,274,563. Total distribution proceeds from sale, redemption, or other disposition of investments for the year ended March 31, 2025 amounted to $2,276,899,313. The cost of investments for U.S. federal income tax purposes is adjusted for items of taxable income allocated to the Fund from such investments. The Fund relies upon actual and estimated tax information provided by the managers of the Private Equity Fund Investments as to the amounts of taxable income allocated to the Fund as of March 31, 2025.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2025 (continued)

10. Indemnification

In the normal course of business, the Fund may enter contracts that provide general indemnification. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund under such agreements, and therefore cannot be established; however, based on management’s experience, the risk of loss from such claims is considered remote.

11. Commitments

As of March 31, 2025, the Fund had funded $16,871,397,248 or 90.3% of the $18,686,122,949 of its total commitments to Private Equity Investments. With respect to its (i) Direct Investments it had funded $12,016,257,236 of $12,512,311,232 in total commitments, (ii) Secondary Investments it had funded $2,807,903,422 of $3,187,256,875 in total commitments, and (iii) Primary Investments it had funded $2,047,236,590 of $2,986,554,842 in total commitments, in each case, as of March 31, 2025.

12. Risk Factors

An investment in the Fund involves significant risks, including industry risk, liquidity risk, interest rate risk and economic conditions risk. These risks should be carefully considered prior to investing and should only be considered by investors financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. The Fund invests substantially all its available capital in Private Equity Investments. Typically, these investments are in restricted securities that are not traded in public markets and are subject to substantial holding periods, so that the Fund may not be able to resell some of its holdings for extended periods, which may be several years. The Fund may have a concentration of investments in a particular industry or sector. The performance of investments in the sector may have a significant impact on the performance of the Fund. The Fund’s Private Equity Investments are illiquid, typically subject to various restrictions on resale, and there is no assurance that the Fund will be able to realize the value of such investments in a timely manner. Private Equity Fund Investments are generally closed-end private equity partnerships with no right to withdraw prior to the termination of the partnership. The frequency of withdrawals is dictated by the governing documents of the Private Equity Fund Investments. Except where a market exists for the securities in which the Fund is directly or indirectly invested, the valuations of the Fund’s investments are estimated. Due to the inherent uncertainty in estimated valuations, those valuations may differ from the valuations that would have been used had a ready market for the securities existed, and the differences could be material.

Investments in Units provide limited liquidity. It is currently intended that holders of Fund Units will be able to redeem Units only through quarterly offers by the Fund to purchase, from holders of Fund Units, a limited number of Units. Those offers are at the discretion of the Board on the recommendation of the Adviser. Therefore, an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Units and should be viewed as a long-term investment. No guarantee or representation is made that the Fund’s investment objective will be met.

The impairment or failure of one or more banks with whom the Fund, an underlying fund or their portfolio companies transacts may inhibit the Fund, an underlying fund or their portfolio companies’ ability to access depository accounts. In such cases, the Fund or an underlying fund or portfolio company may be forced to delay or forgo investments or other business opportunities or initiatives, resulting in lower Fund performance. In the event of such a failure of a banking institution where the Fund, an underlying fund or portfolio company holds depository accounts, access to such accounts could be restricted and U.S. Federal Deposit Insurance Corporation (“FDIC”) protection may not be available for balances in excess of amounts insured by the FDIC. In such instances, the Fund, an underlying fund or their portfolio companies may not recover such excess, uninsured amounts.

The failure of certain financial institutions, namely banks, may increase the possibility of a sustained deterioration of financial market liquidity, or illiquidity at clearing, cash management and/or custodial financial institutions. The failure of a bank (or banks) with which the Fund, an underlying fund or their portfolio companies have a commercial relationship could adversely affect, among other things, the Fund, underlying fund or one of their portfolio company’s ability to pursue key strategic initiatives, including by affecting the Fund, an underlying fund or portfolio company’s ability to borrow from financial institutions on favorable terms.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2025 (continued)

12. Risk Factors (continued)

Additionally, if the sponsor of an underlying fund, or a portfolio company, has a commercial relationship with a bank that has failed or is otherwise distressed, the underlying fund and/or its portfolio companies may experience issues receiving financial support from the sponsor to support its operations or consummate transactions, to the detriment of their business, financial condition and/or results of operations.

13. Tax Information

Distributions to Members are recorded on the ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations that may differ in various (or significant) respects from generally accepted accounting principles. Certain capital accounts in the financial statements have been adjusted for permanent book-tax differences. These adjustments have no impact on net asset values or results of operations.

The tax year of the Fund is the 12-month period ending on October 31.

For the tax year ended October 31, 2024, for U.S. federal income tax purposes, the Fund’s aggregate unrealized appreciation and depreciation on its investments based on cost were as follows:

	Investments	Forward Foreign Currency Contracts
Tax Cost	$10,127,743,748	$5,038,649,875
Gross unrealized appreciation	5,652,282,265	38,000,714
Gross unrealized depreciation	(130,115,692)	(447,089)
Net unrealized investment appreciation	$5,522,166,573	$37,553,625

For the tax year ended October 31, 2024, the Fund made the following permanent book-tax differences and reclassifications. These reclassifications were due to differences between book and tax accounting, primarily for partnership investments, net operating losses, and distribution-related adjustments. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

Paid in capital excess of par value	$264,082,485
Distributable earnings (accumulated loss)	(264,082,485)

For the tax year ended October 31, 2024, the Fund’s tax year end components of distributable earnings on a tax basis are as follows:

Late Year Ordinary Loss Deferral	$(253,693,857)
Net Tax Appreciation/(Depreciation)	5,521,358,421
Undistributed Capital Gains	60,527,142
Capital Loss Carryover	—

The tax character of distributions for the tax years ended October 31, 2024 and 2023, was as follows:

	2024	2023
Long-term capital gains	$275,119,177	$400,009,858

ASC Topic 740, “Accounting for Uncertainty in Income Taxes” (“ASC 740”) provides guidance on the accounting for and disclosure of uncertainty in tax position. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Based on its analysis of its tax position for all open tax years (the current and

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2025 (continued)

13. Tax Information (continued)

prior years, as applicable), the Adviser has concluded that the Fund does not have any uncertain tax positions that met the recognition or measurement criteria of ASC 740. Such open tax years remain subject to examination and adjustment by tax authorities.

As of March 31, 2025, the deferred tax liability within the Onshore Subsidiary amounts to $33,656,755 which is primarily related to net unrealized gains on investments.

14. Stock Split

Effective as of the close of business on the date listed in the subsequent table, the Fund’s units underwent a stock split. There was no impact to the aggregate market value of units outstanding. The historical per unit data presented within the Financial Highlights has been retroactively adjusted to reflect the stock split. The stock split ratios, net effect on the NAV per unit, and the number of units outstanding as of the date indicated were as follows:

	Date	Share Split Ratio	Shares Prior to Stock Split	Shares After Stock Split	Increase (Decrease) in Net Asset Value per Share	Increase (Decrease) in Net Shares Outstanding
Class A	July 2, 2024	1 for 4	1,025,821,220	4,103,284,880	Decrease	Increase
Class I	July 2, 2024	1 for 4	834,063,251	3,336,253,004	Decrease	Increase

15. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund and determined that there were no subsequent events that would require disclosure in, or would be required to be recognized in, these consolidated financial statements, except as discussed below.

Revolving Credit Agreement

On May 15, 2025, the Partners Group Private Equity (BSL), LLC entered into a secured revolving credit facility agreement with Bank of America, N.A. The total original commitment under the secured revolving credit facility is $250,000,000. As of the date of these financial statements the total principal amount outstanding under the secured revolving credit facility is $241,341,017.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Fund Management (Unaudited)

INDEPENDENT MANAGERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS** HELD BY MANAGER	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY MANAGER***
James F. Munsell Year of Birth: 1941 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Chairman and Manager	Since inception	Senior Counsel, Cleary Gottlieb Steen & Hamilton LLP (2001-Present); Senior Managing Director, Brock Capital Group LLC (2008-2023).	3
Lewis R. Hood, Jr. Year of Birth: 1956 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Manager	Since 2017	Retired; Managing Director and Chief Investment Officer (CIO Emeritus from 2014), ERISA Plans, Prudential Insurance Company of America (2002-2015).	3
Stephen G. Ryan Year of Birth: 1959 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Manager	Since 2017	Professor of Accounting, Stern School of Business, New York University (1995-Present).	3
Thomas M. Fortin Year of Birth: 1963 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Manager	Since 2024	Retired; Managing Partner and Chief Operating Officer (2017-2021), Managing Partner and Chief Information Officer (2021-2024), iCapital, Inc. (2017-2024).	3

*	Each Manager serves an indefinite term, until his or her successor is elected.

**

Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

***	The Fund Complex consists of Partners Group Private Equity (Master Fund), LLC, Partners Group Next Generation Infrastructure, LLC, and Partners Group Growth, LLC.

The Fund’s statement of additional information includes additional information about the Managers and Officers of the Fund and is available, without charge, upon request, by calling the Fund at 1-877-748-7209, or by visiting the SEC’s website at www.sec.gov.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Fund Management (Unaudited) (continued)

INTERESTED MANAGERS AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS** HELD BY MANAGER	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY MANAGER OR OFFICER***
Robert Collins(1) Year of Birth: 1976 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Manager; President	Indefinite length—since inception	Partner, Partners Group (2021–Present); Partners Group (2005–Present).	3
Brian J. Igoe Year of Birth: 1986 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Chief Financial Officer	Indefinite length—since 2022	Partners Group (2015-Present)	3
Helen Yankilevich Year of Birth: 1983 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Chief Operating Officer	Indefinite length—since 2021	Partners Group (2014-Present)	3
Brian Kawakami Year of Birth: 1950 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Chief Compliance Officer	Indefinite length—since 2013	Manager, Brian Kawakami LLC (2015–Present).	3

The Fund’s statement of additional information includes additional information about the Managers and Officers of the Fund and is available, without charge, upon request, by calling the Fund at 1-877-748-7209, or by visiting the SEC’s website at www.sec.gov.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Fund Management (Unaudited) (continued)

INTERESTED MANAGERS AND OFFICERS (continued)
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS** HELD BY MANAGER	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY MANAGER OR OFFICER***
Vilma DeVooght Year of Birth: 1977 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Secretary	Indefinite length—since 2021	Senior Compliance Officer, Partners Group (2021-Present); Senior Counsel, ALPS Fund Services, Inc. (2014-2021).	3

*	Each Manager serves an indefinite term, until his or her successor is elected.

**

Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

***	The Fund Complex consists of Partners Group Private Equity (Master Fund), LLC, Partners Group Next Generation Infrastructure, LLC, and Partners Group Growth, LLC

(1)	Mr. Collins is deemed an “interested person” of the Fund due to his position as a Partner of the Adviser.

The Fund’s statement of additional information includes additional information about the Managers and Officers of the Fund and is available, without charge, upon request, by calling the Fund at 1-877-748-7209, or by visiting the SEC’s website at www.sec.gov.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited)

Proxy Voting

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling 1-877-748-7209 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

Federal Tax Information (Unaudited)

For the tax year ended October 31, 2024, the amount of long-term capital gains designated by the Fund was $275,119,230.

Approval of Investment Management Agreement

At a meeting of the Board held on December 13, 2023, the Board, including a majority of the Independent Managers, approved by a unanimous vote the continuation of the Second Amended and Restated Investment Management Agreement (the “Agreement”).

In advance of the meeting, the Independent Managers requested and received extensive materials from the Adviser to assist them in considering the renewal of the Agreement. The materials provided by the Adviser included detailed comparative information relating to the performance, advisory fees and other expenses of the Fund.

The Board engaged in a detailed discussion of the materials with management of the Adviser. The Independent Managers then met separately with independent counsel to the Independent Managers for a further review of the information presented in the materials. Following this session, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the Agreement.

Discussion of Factors Considered

The Independent Managers considered, among other things: (1) the terms of the Agreement; (2) the nature and quality of the advisory services rendered; (3) the experience and qualifications of the personnel that provide such services; (4) the fee structure and the expense ratios in relation to those of other investment companies having comparable investment policies and limitations; (5) the direct and indirect costs incurred by the Adviser and its affiliates in performing advisory services for the Fund, the basis of determining and allocating these costs, and the profitability to the Adviser and its affiliates in performing such services; (6) possible economies of scale arising from the growth of the Fund and the extent to which these have been passed on to the Fund; (7) other compensation or possible benefits to the Adviser and its affiliates arising from their advisory and other relationships with the Fund; (8) the Fund’s investment performance compared to other similar funds; (9) the fees charged by the Adviser and other investment advisers to similar clients and in comparison to industry fees for similar services; and (10) possible conflicts of interest that the Adviser may have with respect to the Fund.

The Independent Managers concluded that the nature, extent, and quality of the services provided by the Adviser to the Fund is appropriate and consistent with the terms of the limited liability company agreement of the Fund, that the quality of those services is consistent with industry norms and that the Fund benefits from the Adviser’s management of the Fund’s investment program. In this regard, they took into account the scope of services provided to the Fund by the Adviser under the Agreement and the complexity of the Fund’s investment program. The Independent Managers noted that, as compared to a group of other similar funds, the Fund generally underperformed for the 2023 fiscal year and generally outperformed for the 2022 fiscal year. The Independent Managers also considered that the performance of the Fund was positive for the one-, three-, five- and ten-year periods ended September 30, 2023 and had been positive since inception. The Independent Managers considered that on a regular basis they received and reviewed information from the Fund’s CCO regarding the Fund’s compliance policies and procedures pursuant to Rule 38a-1 under the 1940 Act. In this regard, the Independent Managers considered the Adviser’s initiatives undertaken in order for the Fund to comply with the SEC rules related to fair valuation and derivatives.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited) (continued)

The Independent Managers also concluded that the Adviser had sufficient personnel with the appropriate education and experience to serve the Fund effectively and has demonstrated its continuing ability to attract and retain qualified personnel. The Independent Managers noted that the Adviser is part of a larger investment advisory group that advises other funds and individual investors with respect to private equity investments and that relationship may make available to the Fund investment opportunities that would not be available to the Fund if the Adviser was not the Fund’s investment adviser.

The Independent Managers considered the costs of the services provided by the Adviser and the compensation and benefits received by the Adviser in providing services to the Fund. The Independent Managers reviewed the financial statements of the Adviser and the Adviser’s parent and a profitability analysis of the Adviser, considered any direct or indirect revenues that could be received by affiliates of the Adviser, and concluded that the Adviser’s fees and profits were reasonable in relation to the nature and quality of the services provided to the Fund, taking into account the fees charged by other advisers for managing comparable funds. The Independent Managers also concluded that the overall expense ratio of the Fund was reasonable, taking into account the size of the Fund and the quality of services provided by the Adviser.

The Independent Managers considered the extent to which economies of scale have been realized and whether fee levels reflect those economies, noting that as the Fund continues to grow, additional economies of scale may be realized. The Independent Mangers considered in that regard that the Fund’s gross and net expense ratios, exclusive of incentive fees, have generally declined as the Fund’s assets have grown.

The Independent Managers also discussed any ancillary benefits that may be received by Partners Group from the Adviser’s management of the Fund, including, without limitation, the potential for increased brand recognition of Partners Group. The Independent Managers concluded that the Adviser’s fees were reasonable in light of any fall-out benefits.

The Independent Managers considered all factors and no one factor alone was deemed dispositive.

Conclusion

The Independent Managers determined that the information presented provided a sufficient basis upon which to approve the continuation of the Agreement and that the compensation and other terms of the Agreement were in the best interests of the Fund and its members.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited) (continued)

Privacy Policy

FACTS	WHAT DOES PARTNERS GROUP PRIVATE EQUITY (MASTER FUND), LLC DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Partners Group Private Equity (Master Fund), LLC chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Partners Group Private Equity (Master Fund), LLC share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share
For our affiliates to market to you	No	We do not share
For nonaffiliates to market to you	No	We do not share

Questions?	Call 1-877-748-7209

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited) (continued)

Privacy Policy (continued)

What we do
How does Partners Group Private Equity (Master Fund), LLC protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Partners Group Private Equity (Master Fund), LLC collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

European Union’s General Data Protection Regulation

In addition to the above information, where applicable, you have the following rights under the European Union’s General Data Protection Regulation (“GDPR”) and U.S. Privacy Laws, as applicable and to the extent permitted by law, to

● Check whether we hold personal information about you and to access such data (in accordance with our policy)

● Request the correction of personal information about you that is inaccurate

● Have a copy of the personal information we hold about you provided to you or another “controller” where technically feasible

● Request the erasure of your personal information

● Request the restriction of processing concerning you

The legal grounds for processing of your personal information is for contractual necessity and compliance with law.

If you wish to exercise your rights, please contact:

Partners Group Private Equity (Master Fund), LLC

1114 Avenue of the Americas

37th Floor

New York, New York 10036

Attn: Chief Compliance Officer

You are required to ensure the personal information we hold about you is up-to-date and accurate and you must notify us of any changes to the personal data you provided to us.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited) (continued)

Privacy Policy (continued)

We retain your personal information for a period of at least five (5) years from the date on which you first invested in the Partners Group Private Equity (Master Fund), LLC for which personal data was provided or the date when you fully redeemed your investment. Thereafter, your personal information will be deleted (or otherwise erased or de-identified) any such personal data except as required or permitted by applicable law or regulation.

You also have the right to lodge a complaint with the appropriate regulatory authority with respect to issues you may have.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include companies with a Partners Group name, such as Partners Group (USA) Inc., investment adviser to the Fund and other funds, and Partners Group AG.

Controller

“Controller” means the natural or legal person, public authority, agency or other body which, alone or jointly with others, determines the purposes and means of the processing of personal data; where the purposes and means of such processing are determined by European Union or European Member State law, the controller or the specific criteria for its nomination may be provided for by European Union or European Member State law.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Partners Group Private Equity (Master Fund), LLC does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Partners Group Private Equity (Master Fund), LLC does not jointly market.

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics (the “Code”), as defined in Item 2 of Form N-CSR, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The registrant did not grant any implicit or explicit waivers to the provisions of the Code during the period covered by the report. A copy of the Code is filed under Item 19(a)(1) of this Form.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant's board of managers has determined that Mr. Stephen Ryan is qualified to serve as the audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $1,116,002 for 2024 and $1,257,065 for 2025.

(b) Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $45,000 for 2024 and $10,000 for 2025.

(c) Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2024 and $0 for 2025.

(d) All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2024 and $0 for 2025. The registrant's independent registered public accounting firm provides reasonable assurances on the correctness of the processes and procedures leading to the fair value of the investments calculated by Partners Group (USA) Inc. as well as the calculation itself, in accordance with their quarterly fair valuation process.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.

Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The registrant's audit committee must pre-approve the audit and non-audit services of the independent registered public accounting firm prior to the independent registered public accounting firm’s engagement.

(e)(2) Percentage of Services.

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 100%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2024 and $0 for 2025.

(h) The registrant's audit committee of the board of managers has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committees of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedules of Investments are included as part of the reports to shareholders filed under Item 1(a) of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a) Not applicable.

(b) Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Proxy Voting Policies are attached herewith.

PROXY VOTING POLICY

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended (the "Advisers Act") to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between the adviser’s interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Partners Group (USA) Inc. (the “Adviser”) is the investment manager to Partners Group Private Equity (Master Fund), LLC (the “Fund”). All proxy voting responsibilities of the Fund are performed by the Adviser, with the assistance of the Administrator of the Fund. The Adviser utilizes Glass Lewis Europe Limited ("Proxy Firm"), to administer the voting of the Fund's proxies.

This policy is designed to address the Adviser’s obligations with respect to the Fund pursuant to Rule 206(4)-6 of the Advisers Act.

The Adviser shall vote the proxies appurtenant to all shares of corporate stock or ownership interest owned by the Fund for which it serves as adviser, and the Adviser shall vote said proxies in accordance with the proxy voting policies set forth herein.

1.       Scope of Policy

The Adviser is a fiduciary to the Fund. Accordingly, the Adviser has a fiduciary duty to vote all proxies in the best interest of the Fund.

The Adviser has an obligation to vote all proxies received from shares of corporate stock or ownership interest owned by its client accounts in the best interests of those clients.1 In voting these proxies, the Adviser may not be motivated by, or subordinate the Fund's interests, to its own objectives or those of persons or parties unrelated to the Fund. The Adviser will endeavor to exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares or ownership interests owned by the Fund and received by the Adviser. The Adviser shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

In order to carry out its responsibilities with regard to voting proxies, the Adviser will seek to track all shareholder/interest holder meetings convened by companies whose shares are held in the Fund, identify all material issues presented to shareholder/interest holders at such meetings, formulate a reasonable position on each such issue and ensure that proxies pertaining to all shares or ownership interests owned in client accounts are voted in accordance with such determinations.

In addition, the Adviser has engaged the services of the Proxy Firm, an independent third party, to cast proxy votes according to the Adviser’s established guidelines. The Proxy Firm will be required to promptly notify the Adviser of any proxy issues that do not fall under the guidelines set forth below. The Adviser does not believe that conflicts of interest will generally arise in connection with its proxy voting directives.

2.       Proxy Guidelines

The Adviser’s general policy is to support proposals that maintain or enhance (i) the economic value of the issuer and (ii) the rights and interests of unitholders, and to oppose proposals that are inconsistent with these objectives. Accordingly, proxy proposals are typically voted as set forth below. However, the Adviser may deviate from such general guidelines if it reasonably determines that doing so is in the best interest of the Fund.

I.       Election of Board of Directors

•	The Adviser will generally vote in support of management’s nominees for the board of directors, and in favor of proposals that support board independence.

II.       Appointment of Independent Auditors

•	The Adviser will generally support the recommendation of the board of directors.

III.       Issues of Corporate Structure and Shareholder/Interest Holder Rights

•	The Adviser generally supports proposals designed to maintain or enhance shareholder/interest holder rights and/or value, such as the following:

1 For purposes of this policy, opportunities to vote on matters raised in connection with the Fund investments are considered to be proxies.

o	Management proposals for approval of stock/interest repurchase programs or stock splits (including reverse splits).

o	Proposals supporting shareholder/interest holders rights (i) to vote on shareholder/interest holder rights plans (poison pills), (ii) to remove supermajority voting provisions and/or (iii) to call special meetings and to act by written consent.

•	The Adviser does not support obstacles erected by companies to prevent mergers or takeovers, as it considers that such actions may depress the company’s marketplace value. Accordingly, the Adviser generally votes against management on proposals such as the following:

o	Anti-takeover and related provisions that serve to prevent the majority of shareholder/interest holders from exercising their rights or effectively deter appropriate tender offers and other offers.

o	Shareholder/interest holder rights plans (poison pills) that allow the board of directors to block appropriate offers to shareholder/interest holders or which trigger provisions preventing legitimate offers from proceeding.

o	Reincorporation in a jurisdiction which has more stringent anti-takeover and related provisions.

o	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholder/interest holders if triggered.

o	Establishment of classified boards of directors.

•	The Adviser generally votes against management on proposals such as the following, which have potentially substantial financial or best interest impact:

o	Capitalization changes that add “blank check” classes of stock or classes that dilute the voting interests of existing shareholder/interest holders.

o	Amendments to by-laws which would require super-majority shareholder/interest holder votes to pass or repeal certain provisions.

o	Elimination of shareholder/interest holders’ right to call special meetings.

o	Excessive compensation.

o	“Other business as properly comes before the meeting” proposals which extend “blank check” powers to those acting as proxy.

o	Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV.       Mergers and Acquisitions

•	The Adviser evaluates Mergers and Acquisitions on a case-by-case basis, and will use its discretion to vote in a manner that it believes will maximize shareholder/interest holder value.

V.       Executive and Director Equity-Based Compensation

•	The Adviser is generally in favor of properly constructed equity-based compensation arrangements. The Adviser will support proposals that provide management with the ability to implement compensation arrangements that are both fair and competitive. However, the Adviser may oppose management proposals that could potentially significantly dilute shareholder/interest holders’ ownership interests in the company, or which it considers unreasonable.

VI.       Corporate Social and Policy Issues

•	With respect to the wide variety of corporate and social policy issues for which voting may be required, the Adviser generally supports proposals that are designed to enhance the economic value of the issuer, provided such policies are not inconsistent with the principles of socially responsible investing adopted by the Adviser.

VII.       Matters Arising in Respect of Private Market Investments

•	Matters arising in respect of direct investments will be considered on a case-by-case basis. The Adviser will vote on or consent to such matters in a manner that is consistent with the general policy and principles outlined above. The basis for the voting decision and any recommendation the Adviser may receive from its affiliates or advisers, including the basis for the determination that the decision is in the best interests of the Fund and the Adviser’s other clients, shall be formalized in writing.

3.       Conflicts

From time to time, the Adviser will review a proxy which presents a potential material conflict. As a fiduciary to its clients, the Adviser takes these potential conflicts very seriously. While the Adviser’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by the Adviser’s potential conflict, there are a number of courses the Adviser may take including, but not limited to, delegating the vote to the Proxy Firm. The final decision about which course to follow shall be made by the Adviser’s investment committee.

When the matter clearly corresponds to one of the proposals enumerated above, casting a vote which simply follows the Adviser’s pre-determined policy would eliminate the Adviser’s discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that the Adviser believes more active involvement is necessary, the Adviser may delegate the vote to the Proxy Firm to determine the appropriate vote.

Alternatively, in certain situations the Adviser’s investment committee may determine that delegating the vote to the Proxy Firm is unfeasible, impractical or unnecessary. In such situations, the investment committee shall make a decision about the voting of the proxy. The basis for the voting decision, and any recommendation the Adviser may receive from its affiliates or advisers, including the basis for the determination that the decision is in the best interests of the Fund and the Adviser’s other clients, shall be formalized in writing.

4.       Proxy Voting Procedures

The following describes the standard procedures that are to be followed with respect to carrying out the Adviser's proxy policy. The execution of these procedures may be delegated in whole or in part.

1.	When a proxy vote is called for, all relevant information in the proxy materials will be recorded by the Adviser in a database.

2.	The Adviser will confirm the Fund's holdings of the securities and that the Fund is eligible to vote.

3.	The Adviser will review the proxy and if necessary compile information relating to such proxy. The Adviser will consider whether there are any conflicts or other issues that warrant the delegating the vote to the Proxy Firm.

4.	In determining how to vote, the Adviser will consider the guidelines set forth above, the Adviser’s knowledge of the company, and the recommendations (if any) put forth by the Proxy Firm or an affiliate.

5.	The Adviser will maintain the documentation that supports its voting position. In particular, as to non-routine, materially significant or controversial matters, such documentation will describe the position taken, why that position is in the best interest of the Fund, an indication of whether the Adviser supported or did not support management and/or any other relevant information.

6.	After the proxy is completed but before it is returned to the issuer and/or its agent, the Adviser may review the proxy to determine that the appropriate documentation has been created, including conflict of interest screening.

7.	The Adviser will endeavor to submit its vote on all proxies in a timely fashion, in sufficient time for the vote to be lodged to the extent the Adviser has had an opportunity to follow its Proxy Policy.

8.	The Adviser will retain (i) a copy of each proxy statement that the Adviser receives regarding the Fund's securities; (ii) a record of each vote cast by the Adviser on behalf of the Fund; (iii) a copy of any document created by the Adviser that was material to making a decision how to vote proxies on behalf of the Fund or that memorializes the basis for that decision; (iv) a copy of each written client request for information on how the Adviser voted proxies on behalf of the Fund, and (v) a copy of any written response by the Adviser to any (written or oral) client request for information on how the Adviser voted proxies on behalf of the requesting Fund investor.

9.	The Adviser will periodically review these policies and procedures to ensure compliance.

5.       Obtaining Proxy Voting Information

To obtain information on how the Adviser voted proxies, Fund investors may contact:

Partners Group Private Equity (Master Fund), LLC

1114 Avenue of the Americas, 37th Floor

New York, NY 10036

Attn: Chief Compliance Officer

Re: Proxy voting information request

6.       Recordkeeping

The Fund and Adviser shall retain their (i) proxy voting policies and procedures; (ii) proxy statements received regarding portfolio securities of the Fund; (iii) records or votes it casts on behalf of the Fund; (iv) records of Fund investor requests for proxy voting information and responses to such requests, and (v) any documents prepared by the Adviser that are material in making a proxy voting decision. Such records may be maintained with a third party, such as the Proxy Firm, that will provide a copy of the documents promptly upon request.

Adopted: November 2, 2023

Item 13. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following table provides biographical information about the members of the Investment Committee of Partners Group (USA) Inc. (the “Adviser”), who are primarily responsible for the day-to-day portfolio management of the Partners Group Private Equity (Master Fund), LLC (the “registrant” or the “Fund”), as of the date of filing of the report:

Name of Investment Committee Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Investment Committee Member
Robert Collins	Partner	Since Inception*	Partner, Partners Group (2021-Present); Managing Director, Partners Group (2012-2021); Partners Group (2005-Present).	Portfolio Management
Thomas Stein	Partner	Since 2021	Partner, Partners Group (2023-Present); Managing Director, Partners Group (2018-2023).	Portfolio Management
Adam Howarth	Partner	Since Inception**	Partner, Partners Group (2022-Present); Partners Group (2007-Present).	Portfolio Management
Joel Schwartz	Partner	Since 2015	Partner, Partners Group (2017-Present); Partners Group (2013-Present).	Portfolio Management
Anthony Shontz	Partner	Since 2012	Partner, Partners Group (2022-Present); Partners Group (2007-Present); Director, Board of Partners Group (USA) Inc. (2018-2023).	Portfolio Management
Robin Shelley	Managing Director	Since 2024	Managing Director, Partners Group (2024-Present); Senior Investment Leader, Partners Group (2021-2023); Investment Leader, Partners Group (2020).	Portfolio Management
Todd Bright	Partner	Since 2016	Partner, Partners Group (2018-Present); Partners Group (2014-Present); Director, Board of Partners Group (USA) Inc. (2018-2023).	Portfolio Management
Ron Lamontagne	Managing Director	Since 2016	Managing Director, Partners Group (2015-Present); Partners Group (2015-Present).	Portfolio Management

*	Mr. Collins served as a portfolio manager for the registrant from 2009-2012, Chief Financial Officer since inception-2014 and President from 2014-present.

**Mr. Howarth served as a portfolio manager for the registrant from 2009-2011 and as deputy portfolio manager from 2014-2018.

The following table provides biographical information about the members of the Liquid Private Markets (“LIPM”) Investment Committee of the Adviser, who are primarily responsible for managing the listed private equity portion of the Fund’s portfolio, as of the date of filing of this report:

Name of Investment Committee Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Investment Committee Member
Benjamin Lorenz	Senior Portfolio Manager - LIPM	Since 2022	Senior Portfolio Manager, Partners Group, (2024-Present); Portfolio Manager, Partners Group (2022-2024); Senior Investment Analyst, Partners Group (2019-2021); Partners Group (2011-Present).	Portfolio Management – LIPM
Lorenzo Papi	Portfolio Manager – LIPM	Since 2023	Portfolio Manager, Partners Group, (2023-Present); Investment Associate, Partners Group (2020-2023); Investment Analyst, Partners Group (2018-2020).	Portfolio Management – LIPM
Henrik Stutz	Senior Investment Analyst – LIPM	Since 2023	Senior Investment Analyst, Partners Group (2021-Present); Associate Investment Analyst, Partners Group (2017-2021).	Portfolio Management – LIPM

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than Partners Group Private Equity (Master Fund), LLC, for which the members of the Investment Committee of the Adviser are jointly and primarily responsible for the day-to-day portfolio management as of March 31, 2025:

NAME OF PORTFOLIO MANAGEMENT TEAM MEMBER	NUMBER OF OTHER ACCOUNTS MANAGED AND TOTAL VALUE OF ASSETS† BY ACCOUNT TYPE FOR WHICH THERE IS NO PERFORMANCE-BASED FEE	NUMBER OF OTHER ACCOUNTS AND TOTAL VALUE OF ASSETS† FOR WHICH ADVISORY FEE IS PERFORMANCE-BASED:
	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Todd Bright	Zero accounts	Zero accounts	Zero accounts	2 Registered investment companies with a value of $205million	16 pooled investment vehicles with a value of $5.5 billion	41 accounts with a value of $5.5 billion
Robert Collins	Zero accounts	Zero accounts	Zero accounts	2 Registered investment companies with a value of $205million	16 pooled investment vehicles with a value of $5.5 billion	41 accounts with a value of $5.5 billion
Robin Shelley	Zero accounts	Zero accounts	Zero accounts	2 Registered investment companies with a value of $205million	16 pooled investment vehicles with a value of $5.5 billion	41 accounts with a value of $5.5 billion
Thomas Stein	Zero accounts	Zero accounts	Zero accounts	2 Registered investment companies with a value of $205million	16 pooled investment vehicles with a value of $ billion	41 accounts with a value of $ 5.5 billion
Adam Howarth	Zero accounts	Zero accounts	Zero accounts	2 Registered investment companies with a value of $205million	16 pooled investment vehicles with a value of $5.5 billion	41 accounts with a value of $5.5 billion

Ron Lamontagne	Zero accounts	Zero accounts	Zero accounts	2 Registered investment companies with a value of $205million	16 pooled investment vehicles with a value of $5.5 billion	41 accounts with a value of $5.5 billion
Joel Schwartz	Zero accounts	Zero accounts	Zero accounts	2 Registered investment companies with a value of $205million	16 pooled investment vehicles with a value of $5.5 billion	41 accounts with a value of $5.5 billion
Anthony Shontz	Zero accounts	Zero accounts	Zero accounts	2 Registered investment companies with a value of $205million	16 pooled investment vehicles with a value of $5.5 billion	41 accounts with a value of $5.5 billion
Benjamin Lorenz*	Zero accounts	Zero accounts	Zero accounts	2 Registered investment companies with a value of $205million**	16 pooled investment vehicles with a value of $5.5 billion**	Zero accounts
Lorenzo Papi*	Zero accounts	Zero accounts	Zero accounts	2 Registered investment companies with a value of $205million**	16 pooled investment vehicles with a value of $5.5 billion**	Zero accounts
Henrik Stutz*	Zero accounts	Zero accounts	Zero accounts	2 Registered investment companies with a value of $205million**	16 pooled investment vehicles with a value of $5.5 billion**	Zero accounts

†	Approximate

*	Member of the Liquid Private Markets Investment Committee

**	Only the listed portions of the relevant registered investment company's or pooled investment vehicle's portfolios are managed by this member.

Potential Conflicts of Interests

Members of the Portfolio Management Team are involved in the management of other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles. Members of the Portfolio Management Team may manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Fund and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross trading and the allocation of investment opportunities.

The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner. To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

The Adviser is a wholly-owned subsidiary of Partners Group Holding AG (“Partners Group Holding”) and an affiliate of Partners Group AG, the principal operating subsidiary of Partners Group Holding. Partners Group Holding is a listed company with major ownership by its employees. The ownership structure is designed to motivate and retain employees.

The Portfolio Management Team and other employees of the Adviser are compensated with a fixed annual salary, which is typically supplemented by an annual bonus based on individual and team based performance. Key professionals, including the Portfolio Management Team, are additionally compensated through equity participation in Partners Group Holding.

This equity ownership is structured in a manner designed to provide for long-term continuity. Accordingly, the vesting parameters of equity incentives are rather stringent. Any equity or option holder intending to leave the firm has the obligation to render his or her unvested interest back to the company, either in the form of equity shares or options depending upon the extent of ownership interest. As a result, the Adviser believes that members of the Portfolio Management Team have a strong interest to remain with the firm over the long term.

(a)(4) Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each member of the Investment Committee of the Adviser indirectly in the Master Fund as of March 31, 2025:

Investment Committee Member	Dollar Range of Fund Shares Beneficially Owned
Robert Collins	Over $1,000,000
Robin Shelley	None
Thomas Stein	None
Adam Howarth	$100,001 - $500,000
Joel Schwartz	None
Anthony Shontz	None
Todd Bright	None
Ron Lamontagne	None
Benjamin Lorenz	None
Lorenzo Papi	None
Henrik Stutz	None

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of managers, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 16. Controls and Procedures

(a). The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b). There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) Not applicable.

(b) Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation

Not applicable.

Item 19. Exhibits

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Partners Group Private Equity (Master Fund), LLC

By (Signature and Title):	/s/ Robert M. Collins
Robert M. Collins, President &
Chief Executive Officer
(Principal Executive Officer)

Date:	June 9, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Robert M. Collins
Robert M. Collins, President &
Chief Executive Officer
(Principal Executive Officer)

Date:	June 9, 2025

By (Signature and Title):	/s/ Brian Igoe
Brian Igoe, Chief Financial Officer
(Principal Financial Officer)

Date:	June 9, 2025